                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

     Filed by the Registrant [X]
     Filed by a Party other than the Registrant [_]

     Check the appropriate box:

[X]  Preliminary Proxy Statement
[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14A-6(e)(2))
[_]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                                 IFX CORPORATION
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

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     (4) Date Filed:

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

                                 IFX CORPORATION
                               15050 N.W. 79 Court
                                    Suite 200
                           Miami Lakes, Florida 33016

                  NOTICE OF 2001 ANNUAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON DECEMBER 7, 2001

To our Stockholders:

     We are notifying you that the Annual Meeting of Stockholders of IFX Corporation (the "Company") will be held at the offices of the Company, 15050 N.W. 79 Court, Suite 200, Miami Lakes, Florida 33016 at 10:00 a.m. local time for the following purposes:

     1. to approve the amendment of the Restated Certificate of Incorporation of the Company to increase the number of authorized shares of common stock and preferred stock of the Company;

     2. to approve the issuance of additional shares of stock of the Company, the "New Stock";

     3. to approve amendments to the Certificates of Designation of the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock;

     4.   to elect eight directors to the Board of Directors;

     5. to ratify the appointment of Ernst & Young LLP as independent auditors for the Company's fiscal year ending June 30, 2002; and

     6. to transact such other business as may properly come before the meeting.

     Each of these matters is described in further detail in the enclosed proxy statement. We have also enclosed a copy of our Annual Report on Form 10-K for the fiscal year ended June 30, 2001. Only stockholders of record at the close of business on November 1, 2001 are entitled to vote at the meeting or any postponement or adjournment of the meeting. A complete list of these stockholders will be available at our principal executive offices prior to the meeting.

     Please use this opportunity to take part in the Company's affairs by voting your shares. Whether or not you plan to attend the meeting, please complete the enclosed proxy card and return it in the envelope provided as promptly as possible. Your proxy can be withdrawn by you at any time before it is voted.

                                 By Order Of The Board Of Directors

                                 Jose Leiman, Secretary

November ___ , 2001
Chicago, Illinois

                                TABLE OF CONTENTS
                                -----------------

                                                                                                        Page
                                                                                                        ----
ABOUT THE MEETING .............................................................................            1

    What is the purpose of the annual meeting? ................................................            1

    What are IFX's voting recommendations? ....................................................            1

    Who is entitled to vote? ..................................................................            1

    What constitutes a quorum? ................................................................            2

    What vote is required to approve each item? ...............................................            2

    How do I vote? ............................................................................            3

    Can I vote by telephone or electronically? ................................................            3

    Can I change my vote after I return my proxy card? ........................................            3

    What happens if additional proposals are presented at the meeting? ........................            4

    Who will bear the costs of soliciting votes for the meeting? ..............................            4

STOCK OWNERSHIP ...............................................................................            4

PROPOSALS TO BE VOTED ON ......................................................................            5

    Background ................................................................................            5

    Effect On Ownership Percentage of Company .................................................            6

     Effect On General Voting Power ...........................................................            7

    Effect On Vote For Election Of Directors ..................................................            7

PROPOSAL ONE: AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION ..............................            8

    Vote Required .............................................................................            8

    Recommendation of the Board of Directors ..................................................            9

PROPOSAL TWO: ISSUANCE OF NEW STOCK ...........................................................            9

    Terms of the Series C Preferred Stock .....................................................            9

    Vote Required .............................................................................           12

    Recommendation of the Board of Directors ..................................................           12

PROPOSAL THREE:  CERTIFICATES OF DESIGNATION AMENDMENTS .......................................           12

    Background ................................................................................           12

    Current Terms of the Series A Preferred Stock and Series B Preferred Stock ................           12

    Changes to Reflect Issuance of Series C Preferred Stock ...................................           14

    Vote Required .............................................................................           17

    Recommendation of the Board of Directors ..................................................           17

                               TABLE OF CONTENTS
                                  (continued)

                                                                                                                 Page
PROPOSAL FOUR: ELECTION OF DIRECTORS .........................................................................     17

         Nominees for Election to the Board of Directors .....................................................     18

         Vote Required .......................................................................................     20

         Board of Directors Recommendation ...................................................................     20

PROPOSAL FIVE: RATIFICATION OF THE ENGAGEMENT OF ERNST & YOUNG ...............................................     20

         Audit Fees ..........................................................................................     20

         Financial Information System Design and Implementation Fees .........................................     20

         All Other Fees ......................................................................................     20

         Vote Required .......................................................................................     21

         Recommendation of the Board of Directors ............................................................     21

BOARD STRUCTURE AND COMPENSATION .............................................................................     21

         Board of Directors ..................................................................................     21

         Compensation of Directors ...........................................................................     22

         Committees of the Board of Directors ................................................................     22

         Report of the Audit Committee .......................................................................     23

         Compensation Committee Interlocks and Insider Participation .........................................     24

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION ...............................................     24

COMPARISON OF CUMULATIVE TOTAL RETURN AMONG IFX CORPORATION, THE NASDAQ STOCK MARKET INDEX AND INDUSTRY
         INDEX................................................................................................     25

EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION ................................................................     26

         Summary Compensation Table ..........................................................................     26

         Employment and Change of Control Agreements .........................................................     26

         Option Grants and Exercises in Fiscal Year 2001 .....................................................     29

         Individual Grants ...................................................................................     30

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE ......................................................     30

CERTAIN TRANSACTIONS .........................................................................................     30

DISSENTERS' RIGHTS OF APPRAISAL ..............................................................................     31

INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON ...............................................     31

FINANCIAL AND OTHER INFORMATION ..............................................................................     31

                               TABLE OF CONTENTS
                                  (continued)

                                                                                        Page
                                                                                        ----
STOCKHOLDER PROPOSALS FOR 2002 PROXY STATEMENT ........................................   32

OTHER MATTERS TO BE ACTED UPON AT THE MEETING .........................................   32

CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF IFX CORPORATION ...........   Exhibit E

                               TABLE OF CONTENTS
                               -----------------


                                                                                    Page
                                                                                    ----
Exhibit A       Form of Certificate of Amendment of Restated Certificate of
                Incorporation
Exhibit B       Form of Certificate of Designation of Series C Convertible
                Preferred Stock
Exhibit C       Form of Second Amended Certificate of Designation of Series A
                Convertible Preferred Stock
Exhibit D       Form of Amended Certificate of Designation of Series B
                Convertible Preferred Stock
Exhibit E       Charter of the Audit Committee

                                 IFX CORPORATION
                               15050 N.W. 79 Court
                                    Suite 200
                           Miami Lakes, Florida 33016

                                 PROXY STATEMENT

                         ANNUAL MEETING OF STOCKHOLDERS

                               November ____, 2001

     The Board of Directors of IFX Corporation ("IFX" or the "Company") is asking for your proxy for use at the annual meeting of stockholders of IFX to be held on December 7, 2001 at 10:00 a.m. local time and at any postponements or adjournments of the meeting. The meeting will be held at the principal executive offices of the Company located at 15050 N.W. 79 Court, Suite 200, Miami Lakes, Florida 33016. We are initially mailing this proxy statement and the enclosed proxy to stockholders of IFX on or about November 28, 2001.

                                ABOUT THE MEETING

What is the purpose of the annual meeting?

     At our annual meeting, stockholders will act upon the matters outlined in the accompanying notice of meeting, including the authorization of the amendment of the Restated Certificate of Incorporation of the Company, authorization of the issuance of the New Stock, authorization of the amendment of the Certificates of Designation for the Company's Series A Convertible Preferred Stock and Series B Convertible Preferred Stock, election of eight directors and the ratification of Ernst & Young, LLP as our auditors.

What are IFX's voting recommendations?

     Our Board of Directors recommends that you vote your shares "FOR" the amendment of the Restated Certificate of Incorporation, "FOR" the issuance of the New Stock, "FOR" the amendment of the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock Certificates of Designation, "FOR" each of the nominees to the Board of Directors and "FOR" the ratification of Ernst & Young, LLP as our auditors.

Who is entitled to vote?

     Only stockholders of record at the close of business on November 1, 2001 are entitled to notice of the annual meeting and to vote at the annual meeting or any postponements or adjournments thereof. Each share of Common Stock entitles the holder to one vote on each matter to be voted on. For all matters submitted to a vote of stockholders, each share of the Company's Series A Preferred Stock and Series B Preferred Stock (collectively, the "Preferred Stock") entitles the holder to one vote for each share of Common Stock into which the holder's

Preferred Stock is convertible on the record date. For all matters submitted to stockholders for a vote, the holders of the Preferred Stock vote with the holders of Common Stock as a single class. However, holders of Class II Series B Preferred Stock do not vote for directors. In addition, the holders of each of the Series A Preferred Stock and Series B Preferred Stock, each voting as a single class, must approve the amendment of the Restated Certificate of Incorporation, the issuance of the New Stock and the amendments to the Certificates of Designation. The holders of the Series A Preferred Stock voting as a single class are entitled to designate two directors and the holders of the Class I Series B Preferred Stock voting as a single class are entitled to designate one director.

What constitutes a quorum?

     If stockholders holding a majority of the stock of the Company entitled to vote on the record date are present at the annual meeting, either in person or by proxy, we will have a quorum at the meeting, permitting the conduct of business at the meeting. Any shares represented by proxies that are marked to abstain from voting on a proposal will be counted as present for purposes of determining whether we have a quorum. If a broker, bank, custodian, nominee or other record holder of IFX Common Stock indicates on a proxy that it does not have discretionary authority to vote certain shares on a particular matter, the shares held by that record holder (referred to as "broker non-votes") will also be counted as present in determining whether we have a quorum.

     As of the record date, there were 14,276,495 shares of Common Stock issued and outstanding and entitled to vote, 2,030,869 shares of Series A Preferred Stock issued and outstanding, 3,994,127 shares of Class I Series B Convertible Preferred Stock issued and outstanding, and 424,135 shares of Class II Series B Convertible Preferred Stock issued and outstanding. As of such date, the issued and outstanding shares of Series A Preferred Stock were convertible into 7,142,857 shares of Common Stock giving the Series A Preferred Stock the right to vote 7,142,857 shares. The issued and outstanding shares of Series B Preferred Stock were convertible into 4,418,262 shares of Common Stock giving the Series B Preferred Stock the right to vote 4,418,262 shares (3,994,127 shares in the election of directors because the Class II Series B Preferred Stock do not vote in the election of directors).

What vote is required to approve each item?

     Director nominees must receive the affirmative vote of a plurality of the shares represented at the meeting and entitled to vote, meaning that the eight nominees for director with the most votes will be elected. The remaining proposals require the affirmative vote of a majority of the votes entitled to be cast by holders of shares of Common Stock and Preferred Stock represented at the meeting. In addition, the proposals regarding amending the Restated Certificate of Incorporation, the authorization of the issuance of the New Stock and amending the Preferred Stock Certificates of Designation require the approval of a majority of the Series A Preferred Stock and Series B Preferred Stock. Abstentions and broker non-votes will not be counted for purposes of determining whether an item has received the requisite number of votes for approval.

     IFX, Lee S. Casty ("Casty"), Joel M. Eidelstein ("Eidelstein"), International Technology Investments, LC ("ITI"), Michael Shalom ("Shalom"), and UBS Capital Americas III, L.P. and UBS Capital LLC (together with UBS Capital Americas III, L.P., "UBS") have entered into a Second Amended and Restated Stockholders' Agreement (the "Current Stockholders' Agreement") dated as of May 7, 2001. Under the Current Stockholders' Agreement, Casty, Eidelstein, ITI, Shalom and UBS have agreed to vote their shares to elect to the Board of Directors three persons nominated by UBS (currently, Mark Lama, Charles Delaney and Charles Moore); one person nominated by ITI (currently, Michael Shalom); one person nominated by Lee S. Casty (currently, Joel M. Eidelstein); one person nominated jointly by Mr. Eidelstein and ITI (currently, George Myers); and two other independent directors (currently, Burton Meyer and Patrick Delhougne). IFX, Casty, Eidelstein, ITI, Shalom, UBS and the Company have also entered into a Voting Agreement dated as of October 11, 2001 (the "Voting Agreement"), in which each of the parties agrees to vote their voting shares of the Company in favor of the proposals to amend the Company's Restated Certificate of Incorporation, to issue the New Stock, and to amend the Preferred Stock Certificates of Designation.

     Under the terms of the Current Stockholders Agreement and the Voting Agreement, the parties to such agreements have agreed to vote all of the stock of the Company owned by such parties and entitled to vote on each of the proposals (except for the ratification of our auditors) "FOR" each of the proposals submitted by the Board of Directors and all such proposals will be approved.

How do I vote?

     You may vote in person at the annual meeting or you may vote by proxy by signing, dating and mailing the enclosed proxy card. If you vote by proxy, the individuals named on the card as proxy holders will vote your shares in the manner you indicate. If you sign and return the card without indicating your instructions, your shares will be voted "FOR":

  . The amendment to the Restated Certificate of Incorporation of the Company, . The authorization of the issuance of the New Stock, . The amendment of the Certificates of Designation for the Series A and B
     Preferred Stock,
  . The election of the eight nominees for director, and . The ratification of Ernst & Young as our auditors.

Can I vote by telephone or electronically?

     No.

Can I change my vote after I return my proxy card?

     Yes. Even after you have submitted your proxy, you may change your vote at any time before the proxy is exercised at the annual meeting by delivering to the Secretary of IFX a written notice of revocation or a properly signed proxy bearing a later date, or by attending the annual meeting and voting in person (although attendance at the meeting will not cause your previously granted proxy to be revoked unless you specifically so request).

What happens if additional proposals are presented at the meeting?

     Other than the matters described in this proxy statement, we do not expect any additional matters to be presented for a vote at the annual meeting. If you vote by proxy, your proxy grants the persons named as proxy holders the discretion to vote your shares on any additional matters properly presented for a vote at the meeting.

Who will bear the costs of soliciting votes for the meeting?

     IFX will bear the entire cost of the solicitation of proxies from its stockholders. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to our stockholders. Except as described above, IFX does not presently intend to solicit proxies other than by mail.

                                 STOCK OWNERSHIP

     The following table sets forth information regarding beneficial ownership of the outstanding common stock of the Company as of November 1, 2001 by (a) each of our directors and executive officers, (b) all of our directors and executive officers as a group and (c) each person known by the Company to own more than five percent of the Common Stock of the Company.

                                            Amount and Nature of     Approximate
         Name / Address (1)                 Beneficial Ownership   Percent of Class
Michael Shalom                                   4,510,201 (2)          31.57%
Joel Eidelstein                                    383,245 (3)           2.62%
Jose Leiman                                        105,997 (4)            *
Burton J. Meyer                                    366,012 (5)           2.56%
George A. Myers                                      7,933 (6)            *
Lee S. Casty(7)                                  2,961,410              20.74%
International Technology Investments LC (8)      4,500,000              31.52%
Mark Lama(9)                                    12,636,984 (11)         49.71%
Charles Moore(9)                                12,636,984 (11)         49.71%
Charles Delaney(9)                              12,636,984 (11)         49.71%
UBS Capital Americas III(9)                     12,636,984 (11)         49.71%
Patrick Delhougne                                      450 (10)           *
------------------------------------------------------------------------------------

ALL EXECUTIVE OFFICERS AND
DIRECTORS AS A GROUP                            18,010,822              69.57%

* Less than one percent.

(1) The business address for Joel Eidelstein, Michael Shalom, Burton Meyer, and George Myers is in care of IFX, 15050 N.W. 79 Court, Suite 200, Miami Lakes, Florida 33016.
(2) Includes 10,201 shares subject to an option which is currently exercisable and 4,500,000 shares of Common Stock held by International Technology. Mr. Shalom may be deemed to be an affiliate of International Technology and, accordingly, Mr. Shalom may be deemed to beneficially own the shares of Common Stock held by such entity.
(3) Includes 351,750 shares of Common Stock subject to an option granted to Mr. Eidelstein pursuant to the IFX 1998 Stock Option and Incentive Plan, which option currently is exercisable.
(4) Consists of 105,997 shares of Common Stock that Mr. Leiman may acquire upon exercise of currently exercisable options granted to him pursuant to our Option Plan.
(5) Includes 1,200 shares of Common Stock that Mr. Meyer may acquire upon exercise of options granted to him by the Company, which options are currently exercisable. Also includes 237,812 shares of Common Stock that Mr. Meyer owns jointly with his spouse and 27,000 shares of Common Stock owned by Mr. Meyer's Individual Retirement Account.
(6) Consists of 6,733 shares of Common Stock held on behalf of Mr. Myers' minor children under the Uniform Gifts to Minors Act, and 1,200 shares of Common Stock that Mr. Myers may acquire upon exercise of an option granted to him by the Company, which option is currently exercisable.
(7)  Lee S. Casty's address is 707 Skokie Blvd., 5th Floor, Northbrook, IL
     60062.
(8) ITI's address is in care of Adorno & Zeder, 2801 S. Bayshore Drive, Suite 1600, Miami, Florida 33133.
(9) The address of Mark Lama, Charles Moore, Charles Delaney and UBS Capital Americas III is 299 Park Avenue, New York, New York 10171.
(10) Consists of 450 shares of Common Stock that Mr. Delhougne may acquire upon exercise of an option granted to him by the company. The address of Patrick Delhougne is 245 Park Avenue, 33rd Floor, New York, New York 10167.
(11) 2,030,869 of these shares are shares of Series A Preferred Stock, each share of which is convertible into approximately 3.52 shares of Common Stock; 3,994,127 of these shares are shares of Class I Series B Preferred Stock which are convertible on a one-for-one basis into Common Stock. This includes 176,544 shares of Series A Preferred Stock and 199,706 shares of Class I Series B Preferred Stock owned by UBS Capital LLC, an affiliate of UBS Capital Americas III. Mark Lama, Charles Delaney and Charles Moore, as principals of an affiliate of UBS Capital Americas, may be deemed to beneficially own the shares held by UBS. Charles Delaney, Mark Lama and Charles Moore disclaim such ownership.

                            PROPOSALS TO BE VOTED ON

     Background.

     In order to meet its working capital needs, on October 11, 2001, the Company entered into an agreement (the "New Stock Purchase Agreement") with UBS for the purchase by UBS of 3,833,333 shares of the Company's Series C Convertible Preferred Stock (the "Series C Preferred

Stock") in consideration of $7,000,000 in cash and the surrender to the Company of 1,500,000 shares of Common Stock currently owned by UBS.

     The Company and UBS agreed in the New Stock Purchase Agreement to certain conditions to the closing of the sale of Series C Preferred Stock to UBS (the "Closing"). The Company agreed to amend its Restated Certificate of Incorporation to authorize the issuance of more shares of capital stock and to amend its Certificates of Designation for the Series A Preferred Stock and Series B Preferred Stock to reflect the issuance of the Series C Preferred Stock, add participation rights to the Series A Preferred Stock and Series B Preferred Stock, and make certain other changes. At Closing, the Company and UBS will enter into a Put Agreement (the "Put") granting UBS, as a stockholder of Tutopia.com, Inc. ("Tutopia"), the right to exchange its equity investment in Tutopia (in which IFX holds a minority investment) for additional shares of convertible preferred stock of IFX within one year. IFX has agreed to permit the other stockholders of Tutopia to exchange their shares of Tutopia for shares of IFX if UBS exercises such right. The shares of Series C Preferred Stock to be issued pursuant to the New Stock Purchase Agreement and the additional shares of convertible preferred stock and common stock that may be issued in connection with the Put are collectively the shares of "New Stock" referred to in Proposal Two of this Proxy Statement. A Third Amended and Restated Stockholders Agreement (the "New Stockholders Agreement"), by and among the Company, UBS, ITI, Eidelstein, Shalom and Casty and a Second Amended and Restated Registration Rights Agreement among the Company, UBS, ITI, Eidelstein and Casty will also be entered into at the Closing. It is a further condition to the Closing that the Company shall have restructured certain of its outstanding debt obligations.

     UBS has advanced $2,000,000 to IFX to date and may, but is not obligated to, advance additional funds, to IFX prior to the Closing. This advance by UBS will be applied against its purchase price for the Series C Preferred Stock. Any interest owed by IFX to UBS as a result of the advances will be paid in the form of additional shares of Series C Preferred Stock based on a purchase price of $3.00 per share.

     The amendment of the Restated Certificate of Incorporation and the Certificates of Designation requires the approval of the Company's stockholders under the Delaware General Corporation Law. The issuance of the shares of New Stock requires approval of the Company's stockholders according to the stockholder approval requirements of Nasdaq.

     Effect On Ownership Percentage of Company.

     Prior to the Closing, UBS holds 2,030,869 shares (or 100% of the issued and outstanding shares) of Series A Preferred Stock, 4,418,262 shares (or 100% of the issued and outstanding shares) of Series B Preferred Stock consisting of Class I Series B Preferred Stock and Class II Series B Preferred Stock, and 1,500,000 shares of Common Stock. The Series A Preferred Stock is currently convertible into 7,142,857 shares of Common Stock and the Series B Preferred Stock is currently convertible into 4,418,262 shares of Common Stock. The Class II Series B Preferred Stock is convertible into Class I Series B Preferred Stock on a share for share basis beginning May 3, 2002. After the issuance of the Series C Preferred Stock, the Series A Preferred Stock owned by UBS would be convertible into 8,333,333 shares of Common Stock, the shares of Series B Preferred Stock owned by UBS would be convertible into approximately 5,154,640 shares of Common Stock, and the 3,833,333 shares of Series C Preferred Stock would be convertible into 3,833,333 shares of Common Stock. If UBS and other stockholders of Tutopia exercise the Put, additional shares of Common Stock and an additional series of convertible preferred stock of the Company could be issued that could, on a fully-converted basis, equal approximately 8.6 million shares of Company stock (over 59% of the currently outstanding Common Stock).

     Effect On General Voting Power.

     In all matters requiring stockholder approval, in addition to any required class vote of the Series A Preferred Stock or Series B Preferred Stock, the holders of all shares of the Company's issued and outstanding classes of stock vote together as a single class (other than Class II Series B Preferred Stock which does not vote in the election of directors). Prior to the Closing, UBS controls 13,061,119 votes (or approximately 50.3%). After the Closing, UBS will control approximately 17,321,059 votes (or approximately 57.39%) assuming certain IFX debt covenants are waived. If such covenants are not waived, UBS will receive a portion of its additional equity in the form of non-voting preferred stock and will own less than 50% of Company stock entitled to vote for directors. If the Put is exercised by UBS, it would control approximately 22,931,056 votes (or approximately 59.1%).

     Effect On Vote For Election Of Directors.

     After the Closing, the holders of Common Stock, Series A Preferred Stock, Class I Series B Preferred Stock and Class I Series C Preferred Stock will be entitled to vote in the election of directors of the Company. If the Company receives a waiver of certain outstanding debt covenants, holders of the Series A Preferred Stock, Class I Series B Preferred Stock and Class I Series C Preferred Stock will be entitled to designate four directors as a class. In such case, the parties to the New Stockholders Agreement (who control 65% of the outstanding voting stock) have agreed to elect, seven members to the Board, of whom three shall be designated by UBS (initially, Charles W. Moore, Mark O. Lama and Charles Delaney), one shall be the designated by ITI (initially, Michael Shalom), one shall be designated by Casty (initially, Joel Eidelstein), one shall be an independent director (as defined by the NASD) designated by UBS (initially, Patrick Delhougne), and one shall be an independent director reasonably acceptable to UBS, Casty and ITI (initially, Burton Meyer). Mr. Moore, Mr. Lama, Mr. Delaney and Mr. Delhougne will each also initially count as one of the four directors that the holders of the Preferred Stock are entitled to elect as a class. If the Company does not receive a waiver of certain outstanding debt covenants, the New Stockholders Agreement provides that the Board will have nine directors, of whom five shall be designated by UBS (initially, Charles W. Moore, Mark O. Lama, Charles Delaney and two additional directors designated by UBS), one shall be designated by ITI (initially, Michael Shalom), one shall be designated by Casty (initially, Joel Eidelstein) and two shall be independent directors reasonably acceptable to UBS, Casty and ITI (initially, Patrick Delhougne and Burton Meyer).

                                  PROPOSAL ONE:
               AMENDMENT OF RESTATED CERTIFICATE OF INCORPORATION

     IFX's Restated Certificate of Incorporation authorizes the issuance of 50,000,000 shares of Common Stock, $.02 par value and 10,000,000 shares of Preferred Stock, $1.00 par value. As of November 1, 2001, 14,276,495 shares of Common Stock were issued and outstanding, and 17,058,887 shares of Common Stock were reserved for issuance by the Company upon the exercise of options and warrants and the conversion of the Preferred Stock. As of November 1, 2001, 6,449,131 shares of Preferred Stock were issued and outstanding, which shares are divided into two series of Convertible Preferred Stock. After the Closing, 12,776,495 shares of Common Stock will be issued and outstanding and 10,282,464 shares of Preferred Stock will be issued and outstanding. If the Put is exercised in full by UBS and other Tutopia stockholders, approximately 14,061,355 shares of Common Stock would be issued and outstanding and 17,559,131 shares of Preferred Stock would be issued and outstanding. The Board of Directors recommends that the authorized number of shares of Common Stock be increased from 50,000,000 shares to 60,000,000 shares, and also that the authorized number of shares of Preferred Stock be increased from 10,000,000 shares to 20,000,000 shares.

     The transactions pursuant to the New Stock Purchase Agreement and the Put require that the Company increase the number of common and preferred shares available. The Board believes, based on the number of shares of Common Stock and Preferred Stock currently outstanding and the number of shares the Company reasonably expects to issue in financings, acquisitions, conversion of preferred shares, and other transactions, that 50,000,000 is an insufficient number of shares of Common Stock, and that 10,000,000 is an insufficient number of shares of Preferred Stock for the Company to be authorized to issue without additional stockholder approval. Accordingly, the Board of Directors believes that an increase in the number of authorized shares of Common Stock and Preferred Stock would be in the best interests of the Company and that 60,000,000 authorized shares of Common Stock and 20,000,000 shares of Preferred Stock will suffice to maintain the requisite amount of flexibility required by the Company's ongoing activities as currently contemplated.

     If the amendments to the Restated Certificate of Incorporation are adopted,
Article 4 of the Restated Certificate of Incorporation will be amended and restated to read as shown on Exhibit A.
                             ----------

     Vote Required

     The proposal to amend the Restated Certificate of Incorporation requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series A Preferred Stock and the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series B Preferred Stock. This proposal also requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class.

     Under the terms of the Voting Agreement, the holders of all of the Preferred Stock and the holders of approximately 65% of the outstanding shares of the Common Stock have agreed to vote for the approval of the Amendment to the Restated Certificate of Incorporation. Accordingly, the proposal will be approved at the Annual Meeting.

     Recommendation of the Board of Directors

     The Board of Directors recommends that stockholders vote FOR the amendment to the Company's Restated Certificate of Incorporation to increase the number of shares of Common Stock and Preferred Stock the Company is authorized to issue.

                                  PROPOSAL TWO:
                              ISSUANCE OF NEW STOCK

     The Company's listing agreement with Nasdaq requires stockholder approval of the issuance of common stock, or stock convertible into common stock, if such issuance will result in a change of control of the Company. Since upon the issuance of the Series C Preferred Stock, UBS will be able to designate a majority of the Board of Directors and may own over 50% of the Company's voting stock, the Company is seeking the approval of stockholders for this issuance.

     Following the issuance of the Series C Preferred Stock, each share of Series A Preferred Stock will be convertible into approximately 4.10 shares of Common Stock, and each share of Series B Preferred Stock will be convertible into approximately 1.17 shares of Common Stock. There are currently 14,276,495 shares of Common Stock which have been issued and are outstanding. Following issuance of all of the Series C Preferred Stock and assuming the immediate conversion of all of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock into Common Stock, the total number of shares of Common Stock would increase to approximately 30 million shares, an increase of 210%. UBS would hold approximately 17.3 million shares, or approximately 58%, of these shares.

     In addition, if UBS and all other stockholders of Tutopia (other than the Company) exercise the Put, additional shares of Common Stock and an additional series of convertible preferred stock of the Company could be issued that, on a fully-converted basis, equal approximately 8.6 million shares of Company stock (over 59% of the currently outstanding Common Stock) at a price that could be below the greater of book or market value of the Common Stock at the time of the issuance of the new convertible preferred stock. Such an issuance would also require the approval of stockholders under Nasdaq rules. Under the Put, the new series of convertible preferred stock would have the same terms as the Series C Preferred Stock as described below except for the participation feature in the event of liquidation.

     Terms of the Series C Preferred Stock

     The following is a summary of the material terms of the Series C Preferred
Stock:

          Rank. For dividends or distribution of assets upon liquidation, dissolution or winding up of the Company, the Series C Preferred Stock will rank pari passu with the Series A Preferred Stock and the Series B Preferred Stock, and all three classes of Preferred Stock rank senior to the Common Stock.

          Liquidation. In the event of any bankruptcy, liquidation, dissolution or winding up of the Company, the holders of the Series C Preferred Stock will receive a liquidation preference equal to the sum of (a) $3.00 per share plus all accrued but unpaid dividends (if any) plus $0.30 per share per year from the date of issuance of the shares to the liquidation date (the "Stated Preference"), plus (b) an amount equal to the per share amount the Series C Preferred Stock would have been paid if each share of Series C Preferred Stock and all other outstanding shares of Preferred Stock had been converted into Common Stock immediately prior to any such liquidation event, after the full payment of its Stated Preference and the stated preference of the other Preferred Stock.

          However, the amount payable per share of Series C Preferred Stock as a liquidation preference cannot exceed three and one-half (3-1/2) multiplied by the Stated Preference.

          Voting Rights. Each share of Series C Convertible Preferred Stock will be entitled to one vote for each share of Common Stock into which the Series C Preferred Stock is convertible. The holders of the Series C Preferred Stock are entitled to vote with the holders of the Common Stock, the holders of the Series A Preferred Stock and the holders of the Class I Series B Preferred Stock, as a single class, on all matters presented to the holders of the Common Stock. Additionally, the holders of the Series A, Class I Series B and Class I Series C Preferred Stock voting together as a class will be entitled to appoint a majority of the Board of Directors.

          Restrictions. Without the consent of a majority of the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock voting together as a single class, the Company may not take any of the following actions:

               amend, repeal, modify or supplement any provision of the Company's Certificate of Incorporation or Bylaws;

               issue any capital stock or any options, warrants or other rights exchangeable or exercisable therefor (with certain permitted exceptions);

               pay any dividends on or repurchase, redeem or retire the Common Stock;

               reclassify any class or series of any Common Stock into shares having any preference or priority as to dividends or liquidation superior to or on a parity with any such preference or priority of Series C Preferred Stock;

               authorize a liquidation, winding up or dissolution of the Company or any acquisition of the Company;

               become party to any agreement where any Company shareholder transfers stock to a third party which results in the third party possessing the voting power to elect a majority of the Company's Board of Directors approve the annual budget of the Company;

               amend any existing Company stock option plan or (except as approved by the Compensation Committee of the Board of Directors) adopt any new stock-based compensation plan;

               enter into any financial commitment over and above those approved in the annual budget in excess of $15 million in the aggregate;

               dismiss or hire or modify or enter into any employment agreement, or other compensation arrangements with any senior officer of the Company;

               permit the creation or existence of any lien on any of the Company's assets with an aggregate value in excess of $15 million;

               make any capital expenditure in any fiscal year in excess of $15 million in the aggregate except as prescribed in the approved annual budget;

               acquire any assets or equity or other interest in any other entity with a value in excess of $15 million in the aggregate except as prescribed in the approved annual budget;

               incur indebtedness in excess of $15 million in the aggregate, except as prescribed in the approved annual budget;

               dispose of or acquire assets with a value in excess of $15 million other than in the normal course of business;

               change in any material respect the nature of the Company's business;

               enter into any understanding with any affiliate of the Company, other than a wholly-owned subsidiary of the Company; or

               solicit or negotiate any proposals with respect to Latin Guide, Inc., a subsidiary of the Company, or Tutopia or any of its subsidiaries.

          Conversion. Each share of Series C Preferred Stock will initially be convertible into one share of Common Stock.

          Adjustments. The conversion rights of the Series C Preferred Stock are subject to adjustment in the case of certain events to prevent any dilution in the holdings of the holders of the Series C Preferred Stock (including, but not limited to, certain issuances of Company equity securities at less than $3.00 per share).

          Preemptive Right. Each holder of the Series C Preferred Stock has the right to purchase its pro rata share of certain new securities issued by the Company.

     Although this Proxy Statement contains a summary of the Series C Preferred Stock, this summary is not intended to be complete and reference should be made to Exhibit B to this Proxy Statement for the complete text of the form of the Series C Preferred Stock Certificate of Designation.

     Vote Required

     The proposal to issue the New Stock requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series A Preferred Stock and the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series B Preferred Stock. This proposal also requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class.

     Under the terms of the Voting Agreement, the holders of all of the Preferred Stock and the holders of approximately 65% of the outstanding shares of the Common Stock have agreed to vote for the issuance of the New Stock. Accordingly, the proposal will be approved at the Annual Meeting.

     Recommendation of the Board of Directors

     The Board of Directors of the Company unanimously recommends that the stockholders vote FOR the issuance of the New Stock.

                                 PROPOSAL THREE:
                     CERTIFICATES OF DESIGNATION AMENDMENTS

     Background

     Certain provisions of the Certificates of Designation for the Series A Preferred Stock and the Series B Preferred Stock will be amended as a result of the issuance of the Series C Preferred Stock.

     Current Terms of the Series A Preferred Stock and Series B Preferred Stock

     The following is a summary of the current material terms of the Series A Preferred Stock and the Series B Preferred Stock:

          Rank. For dividends or distribution of assets upon liquidation, dissolution or winding up of the Company, the Series A Preferred Stock and the Series B Preferred Stock are pari passu and both classes of Preferred Stock rank senior to the Common Stock.

          Liquidation Preference. In the event of any bankruptcy, liquidation, dissolution or winding up, or merger, of the Company, the holders of the Series A Preferred Stock receive a liquidation preference of $12.31 per share (the current Stated

          Value of each share of the Series A Preferred Stock) plus all accrued but unpaid dividends (if any) plus $1.23 per share per year from the date of issuance of the shares to the liquidation date; and the holders of the Series B Preferred Stock receive a liquidation preference of $3.50 per share (the current Stated Value of each share of the Series B Preferred Stock) plus all accrued but unpaid dividends (if any); plus $0.35 per share per year from the date of issuance of the shares to the liquidation date.

          Voting Rights. Each share of Series A Preferred Stock and Series B Preferred Stock is entitled to one vote for each share of Common Stock into which the Preferred Stock is convertible (except that Class II Series B Preferred Stock cannot vote for directors). The holders of the Series A Preferred Stock and the Series B Preferred Stock are entitled to vote with the holders of the Common Stock, as a single class, on all matters presented to the holders of the Common Stock (except that Class II Series B Preferred Stock cannot vote for directors). The holders of the Series A Convertible Stock are also entitled to designate two directors as a class and the holders of the Class I Series B Preferred Stock are entitled to designate one director as a class.

          Restrictions. Without the consent of a majority of the holders of the Series A Preferred Stock and the majority of the holders of the Series B Preferred Stock, the Company may not take any of the following actions:

               amend, repeal, modify or supplement any provision of the Company's Certificate of Incorporation or Bylaws;

               issue any capital stock or any options, warrants or other rights exchangeable or exercisable therefor (with certain permitted exceptions);

               pay any dividends on or repurchase, redeem or retire the Common Stock;

               reclassify any class or series of any Common Stock into shares having any preference or priority as to dividends or liquidation superior to or on a parity with any such preference or priority of the Series A Preferred Stock or Series B Preferred Stock;

               authorize a liquidation, winding up or dissolution of the Company or any acquisition of the Company;

               become party to any agreement where any Company shareholder transfers stock to a third party which results in the third party possessing the voting power to elect a majority of the Company's Board of Directors;

               approve the annual budget of the Company;

               amend any existing Company stock option plan or (except as approved by the Compensation Committee of the Board of Directors) adopt any new stock-based compensation plan;

               enter into any financial commitment over and above those approved in the annual budget in excess of $15 million in the aggregate;

               dismiss or hire or modify or enter into any employment agreement, or other compensation arrangements with any senior officer of the Company;

               permit the creation or existence of any lien on any of the Company's assets with an aggregate value in excess of $15 million;

               make any capital expenditure in any fiscal year in excess of $15 million in the aggregate except as prescribed in the approved annual budget;

               acquire any assets or equity or other interest in any other entity with a value in excess of $15 million in the aggregate except as prescribed in the approved annual budget;

               incur indebtedness in excess of $15 million in the aggregate, except as prescribed in the approved annual budget;

               dispose of or acquire assets with a value in excess of $15 million other than in the normal course of business;

               change in any material respect the nature of the Company's business;

               enter into any understanding with any affiliate of the Company, other than a wholly-owned subsidiary of the Company; or

               solicit or negotiate any proposals with respect to Latin Guide, Inc., a subsidiary of the Company, or Tutopia or any of its subsidiaries.

          Conversion. Each share of Series A Preferred Stock is convertible into approximately 3.52 shares of Common Stock and each share of Series B Preferred Stock is convertible into one share of Common Stock.

          Adjustments. The conversion rights of the Series A Preferred Stock and the Series B Preferred Stock are subject to adjustment in the case of certain events to prevent dilution in the holdings of the holders of the Series A Preferred Stock and the Series B Preferred Stock (including, but not limited to, certain issuances of Company equity securities at less than $3.50 per share).

          Preemptive Right. Each holder of the Series A Preferred Stock and Series B Preferred Stock has the right of first refusal to purchase its pro rata share of certain new securities issued by the Company.

     Changes to Reflect Issuance of Series C Preferred Stock

     Upon issuance of the Series C Preferred Stock, certain material terms of the Series A Preferred Stock and Series B Preferred Stock with respect to rank, liquidation preference

(including the addition of a participating preference), voting rights, conversion rate and adjustments to conversion rate will change as follows:

               Rank. For dividends or distribution of assets upon liquidation, dissolution or winding up of the Company, the Series C Preferred Stock will rank pari passu with the Series A Preferred Stock and the Series B Preferred Stock. All three classes of Preferred Stock will rank senior to the Common Stock.

               Liquidation Preference. In the event of any bankruptcy, liquidation, dissolution or winding up of the Company, the holders of the Series A Preferred Stock will receive a liquidation preference equal to the sum of (a) $12.31 per share plus all accrued but unpaid dividends (if any) plus $1.23 per share per year from the date of issuance of the shares to the liquidation date (the "Stated Preference"), plus (b) an amount equal to the per share amount the Series A Preferred Stock would have been paid if each share of the Series A Preferred Stock and all other outstanding shares of Preferred Stock had been converted into Common Stock immediately prior to any such liquidation event, after the full payment of its Stated Preference and the stated preference of the other Preferred Stock.

               The holders of the Series B Preferred Stock will receive a liquidation preference equal to the sum of (a) $3.50 per share plus all accrued but unpaid dividends (if any) plus $0.35 per share per year from the date of issuance of the shares to the liquidation date (the "Stated Preference"), plus (b) an amount equal to the per share amount the Series B Preferred Stock would have been paid if each share of the Series B Preferred Stock and all other outstanding shares of Preferred Stock had been converted into Common Stock immediately prior to any such liquidation event, after the full payment of its Stated Preference and the stated preference of the other Preferred Stock.

               However, the amount payable per share of Series A Preferred Stock and Series B Preferred Stock as a liquidation preference cannot exceed three and one-half (3-1/2) multiplied by the applicable Stated Preference.

               Voting Rights. Each share of Series A Preferred Stock and Series B Preferred Stock will be entitled to one vote for each share of Common Stock into which the Preferred Stock is convertible. The holders of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock are entitled to vote with the holders of the Common Stock, as a single class, on all matters presented to the holders of the Common Stock. However, the holders of the Class II Series B Preferred Stock and the Class II Series C Preferred Stock cannot vote for directors. Additionally, the holders of the Series A Preferred Stock, Class I Series Preferred Stock and the Class I Series C Preferred Stock, voting together as a class, will be entitled to appoint a majority of the Board of Directors.

               Restrictions. Without the consent of a majority of the holders of the Series A Preferred Stock, Series B Preferred Stock and Series C Preferred Stock voting together as a single class, the Company may not take any of the following actions:

               amend, repeal, modify or supplement any provision of the Company's Certificate of Incorporation or Bylaws;

               issue any capital stock or any options, warrants or other rights exchangeable or exercisable therefor (with certain permitted exceptions);

               pay any dividends on or repurchase, redeem or retire the Common Stock;

               reclassify any class or series of any Common Stock into shares having any preference or priority as to dividends or liquidation superior to or on a parity with any such preference or priority of Series C Preferred Stock;

               authorize a liquidation, winding up or dissolution of the Company or any acquisition of the Company;

               become party to any agreement where any Company shareholder transfers stock to a third party which results in the third party possessing the voting power to elect a majority of the Company's Board of Directors approve the annual budget of the Company;

               amend any existing Company stock option plan or (except as approved by the Compensation Committee of the Board of Directors) adopt any new stock-based compensation plan;

               enter into any financial commitment over and above those approved in the annual budget in excess of $15 million in the aggregate;

               dismiss or hire or modify or enter into any employment agreement, or other compensation arrangements with any senior officer of the Company;

               permit the creation or existence of any lien on any of the Company's assets with an aggregate value in excess of $15 million;

               make any capital expenditure in any fiscal year in excess of $15 million in the aggregate except as prescribed in the approved annual budget;

               acquire any assets or equity or other interest in any other entity with a value in excess of $15 million in the aggregate except as prescribed in the approved annual budget;

               incur indebtedness in excess of $15 million in the aggregate, except as prescribed in the approved annual budget;

               dispose of or acquire assets with a value in excess of $15 million other than in the normal course of business;

               change in any material respect the nature of the Company's business;

               enter into any understanding with any affiliate of the Company, other than a wholly-owned subsidiary of the Company; or

               solicit or negotiate any proposals with respect to Latin Guide, Inc., a subsidiary of the Company, or Tutopia or any of its subsidiaries.

          Conversion. After the issuance of the Series C Preferred Stock, each share of Series A Preferred Stock will be convertible into approximately 4.10 shares of Common Stock and each share of Series B Preferred Stock will be convertible into approximately 1.17 shares of Common Stock.

          Adjustments. The conversion rights of the Series A Preferred Stock and Series B Preferred Stock are subject to adjustment in the case of certain events to prevent dilution in the holdings of the holders of the Series A Preferred Stock and Series B Preferred Stock (including, but not limited to, certain issuances of Company equity securities at less than $3.00 per share.)

     Although this Proxy Statement contains a summary of the Series A Preferred Stock and Series B Preferred Stock, this summary is not intended to be complete and reference should be made to Exhibit C to this Proxy Statement for the
                                ---------
complete text of the form of Amended Series A Preferred Stock Certificate of Designation and Exhibit D to this Proxy Statement for the complete text of the
                ---------
form of Amended Series B Preferred Stock Certificate of Designation.

     Vote Required

     The proposal to amend the Certificates of Designation requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series A Preferred Stock and the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series B Preferred Stock. This proposal also requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class.

     Under the terms of the Voting Agreement, the holders of all of the Preferred Stock and the holders of approximately 65% of the outstanding shares of the Common Stock have agreed to vote for the issuance of the Series C Preferred Stock. Accordingly, the proposal will be approved at the Annual Meeting.

     Recommendation of the Board of Directors

     The Board of Directors of the Company unanimously recommends that the stockholders vote FOR the amendment of the certificates of designation.

                                 PROPOSAL FOUR:
                              ELECTION OF DIRECTORS

     Eight directors will be elected at the Annual Meeting to serve for one-year terms. Except as described below, the Board of Directors has no reason to believe that any of the nominees will not be a candidate or, if elected, will be unable or unwilling to serve as a director. In no event will the proxies be voted for a greater number of persons than the number of nominees named.

     Upon the Closing, under the New Stockholders Agreement, the Board will be restructured. The parties to the New Stockholders Agreement (who control 65% of the outstanding voting stock) have agreed to elect, if the Company receives a waiver of certain outstanding debt covenants, seven members to the Board. If the Company does not receive a waiver of certain outstanding debt covenants, the New Stockholder Agreement provides that the Board shall have nine directors and UBS shall designate the two additional directors. The Board of Directors has nominated and urges you to vote "FOR" the election of the eight nominees listed below. In the event a nominee is not available to serve for any reason when the election occurs, it is intended that the proxies will be voted for the election of the other nominees and may be voted for any substitute nominee.

     Nominees for Election to the Board of Directors.

     The following is information regarding nominees for election as directors of the Company. Each of the nominees presently is serving as a director of the Company.

     Michael Shalom, 30, was elected as IFX's Chief Executive Officer on September 8, 1999 and has served as a director of Emerging Networks, Inc., a subsidiary of IFX, since November 1998. Prior to July 1999, Mr. Shalom was a principal of, and was actively involved in the management of the INTCOMEX group of companies, which group is a Latin American wholesale distributor of microcomputers, networking products, mass storage products, multimedia products, computer peripheral equipment and computer components. Mr. Shalom is also a principal at ITI.

     Joel M. Eidelstein, 34, has served as a director of the Company since November 1990 and, since November 9, 1996, he has served as the President of the Company. Mr. Eidelstein graduated from Brandeis University in May 1988. From June 1988 until June 1996, he was an independent commodity futures trader and a floor manager with Index Futures Group, Inc. Mr. Eidelstein also is a principal shareholder of ePagos, Inc., an Internet communications software development company in which IFX owns an interest.

     Patrick Delhougne, 37, is a partner in Ray & Berndtson's technology practice. Prior to joining Ray & Berndtson, Mr. Delhougne was an equity sales associate and analyst for J. P. Morgan in London and New York. Previously, he was a case team leader with Bain & Co. in Munich, Germany responsible for managing strategy consulting projects. Mr. Delhougne began his career with Siemens PLC in London, working as the assistant to the chief executive officer and chief financial officer. He was subsequently promoted to corporate planner in the regional strategy group, working with the board of directors at Siemens AG in Munich. He also worked for the Siemens Transportation Group in Erlangen as a commercial manager. Mr. Delhougne earned a B.B.A. from the U.S. International University - Europe (Summa Cum Laude), a postgraduate diploma from the London School of Economics, and an M.B.A. from the Harvard Graduate School of Business Administration, which he attended on the Werner von Siemens Scholarship.

     Charles Delaney, 43, is the President and Chief Executive Officer of UBS Capital Americas which manages $1.5 billion in private equity commitments dedicated to investments in North and South America, including investments in the telecommunications, software, and Internet sectors. In 1992, Mr. Delaney founded UBS AG's private equity businesses in North America and Latin America. In 1999 Mr. Delaney and the partners of UBS Capital Americas raised two direct investment funds totaling $1.5 billion which are managed by the partners of UBS Capital Americas. Upon raising these UBS sponsored funds, Mr. Delaney became the Chief Executive Officer of UBS Capital Americas (and the various related funds management companies). From 1989 to 1992, Mr. Delaney was in charge of the Leveraged Finance Group of UBS AG in North America, which financed private equity transactions. Prior to joining UBS, he worked for the Hong Kong and Shanghai Banking Group in New York, London and Greece. Mr. Delaney is a graduate of Lehigh University. Mr. Delaney is also a director of AMS Holdings Corp., Aurora Foods Inc. and Edison Schools Inc.

     Burton J. Meyer, 54, has served as a director of the Company since May 1999. Mr. Meyer previously served as director of the Company from August 1986 until July 1, 1996 and as President of the Company from July 1987 until July 1, 1996. Mr. Meyer served as an Executive Vice President of E.D. & F. Man International, an international futures and conglomerate brokerage, from July 1996 to June 30, 2000.

     Mark O. Lama, 40, was elected to the board of directors of IFX in June 2000. Mr. Lama is a principal of UBS Capital Americas. Prior to joining UBS Capital Americas in 1998, he worked in the U.S. and Latin America groups of Chase Capital Partners (a private equity firm), the Banking and Corporate Finance Group of Chemical Bank and the Emerging Markets group at Salomon Brothers, Inc. Mr. Lama holds an M.B.A. from Harvard Business School, a B.S. from Columbia University and a B.A. from Colgate University. Mr. Lama also serves on the Board of Tutopia.

     Charles W. Moore, 35, was elected to the board of directors of IFX in June 2000. Mr. Moore is a partner of UBS Capital Americas. In this role, Mr. Moore has senior responsibility for all telecommunications-related investments of UBS Capital Americas. Prior to joining UBS Capital, Mr. Moore invested for Greenwich Street Capital Partners, LP from November 1994 to March 1997 and prior thereto worked at Morgan Stanley & Co. in their investment banking division. Other boards of directors on which Mr. Moore serves include: Aduronet, Ltd. (London, UK); WorkNet Communications (St. Louis, MO); Netstream Communications (Roseville, CA); eYak, Inc. (Boston, MA); PF.Net (Reston, VA); Netrail,
Inc. (Atlanta, GA); Dynamicsoft, Inc. (East Hanover, NJ); and Tutopia.com, Inc., (Miami, FL Pan-Latin ISP), a former subsidiary of the Company. Mr. Moore is a graduate of the University of Michigan and the University of Chicago Graduate School of Business.

     George A. Myers, 51, has served as a director of the Company since November 1990. Mr. Myers has been managing general partner of MC Capital, a diversified real estate company with offices in Chicago, Illinois, Phoenix, Arizona, and San Diego, California since 1981.

     Vote Required

     Director nominees must receive the affirmative vote of a plurality of the votes represented at the meeting and entitled to vote for directors, meaning that the eight nominees for director with the most votes will be elected.

     UBS, ITI and Casty, the beneficial owners of an aggregate of approximately 79% of the shares entitled to vote for directors, have contractually agreed to vote all of their shares for election to the Company's Board of Directors of Mark O. Lama, Charles Moore, Michael Shalom, Joel Eidelstein, Charles Delaney, Burton Meyer, George Myers and Patrick Delhougne. Accordingly, all of the nominees will be elected at the Annual Meeting.

     Board of Directors Recommendation

     Our Board recommends that you vote "FOR" all of the nominees for election as directors.

                                 PROPOSAL FIVE:
                        RATIFICATION OF THE ENGAGEMENT OF
                                  ERNST & YOUNG

     Ernst & Young LLP audited the Company's financial statements for fiscal year 2001. The Board of Directors has engaged Ernst & Young LLP to audit the financial statements of the Company for fiscal year 2002, subject to ratification by the stockholders.

     It is expected that a representative of Ernst & Young LLP will be available during the Annual Meeting and will have an opportunity to make a statement, if such representative so desires, and to respond to appropriate questions.

     Audit Fees

     The aggregate fees billed to the Company by Ernst & Young, LLP as the Company's independent public accountants for the audit of the fiscal year 2001 financial statements and for the review of the interim financial statements included in the Company's fiscal year 2001 quarterly reports on Form 10-Q totaled $474,390.

     Financial Information System Design and Implementation Fees

     The Company did not engage Ernst & Young to provide professional services to the Company relating to financial information systems design and implementation during fiscal year 2001.

     All Other Fees

     The aggregate fees billed to the Company by Ernst & Young for services rendered to the Company during fiscal year 2001, other than the services described under "Audit Fees" and "Financial Information Systems Design and Implementation Fees," totaled $94,456. These fees were for tax consulting services.

     As set forth in the Audit Committee Report on page 23, the Audit Committee has considered the provision of non-audit services described in "All Other Fees" and has determined it is compatible with maintaining the independence of Ernst & Young. The Audit Committee will consider in advance of the provision of any significant non-audit services by Ernst & Young whether the provision of such services is compatible with maintaining the independence of such accountants.

     _______

     Vote Required

     The ratification of Ernst & Young LLP as independent auditors requires the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series A Preferred Stock and the affirmative vote of the holders of a majority of the votes entitled to be cast by holders of all outstanding shares of the Series B Preferred Stock. This proposal also requires the affirmative vote of the holders of a majority of the votes entitled to be cast by the holders of all outstanding shares of Common Stock, Series A Preferred Stock and Series B Preferred Stock, voting together as a single class.

     Recommendation of the Board of Directors

     The Board of Directors of the Company unanimously recommends that stockholders vote FOR ratification of Ernst & Young LLP as independent auditors.

                        BOARD STRUCTURE AND COMPENSATION

     Board of Directors

     Directors are elected on an annual basis. Each director of the Company holds office until the next annual meeting of stockholders or until that director's successor has been elected and qualified. The number of directors that constitute the full board is fixed from time to time by resolution of the Board of Directors. There are eight persons currently serving as directors.

     After the Closing, the holders of Common Stock, Series A Preferred Stock, Class I Series B Preferred Stock and Class I Series C Preferred Stock will be entitled to vote in the election of directors of the Company. If the Company receives a waiver of certain outstanding debt covenants, holders of the Series A Preferred Stock, Class I Series B Preferred Stock and Class I Series C Preferred Stock will be entitled to designate four directors as a class. In such case, the parties to the New Stockholders Agreement (who control 65% of the outstanding voting stock) have agreed to elect seven members to the Board, of whom three shall be designated by UBS (initially, Charles W. Moore, Mark O. Lama and Charles Delaney), one shall be the designated by ITI (initially, Michael Shalom), one shall be designated by Casty (initially, Joel Eidelstein), one shall be an independent director (as defined by the NASD) designated by UBS (initially, Patrick Delhougne), and one shall be an independent director reasonably acceptable to UBS, Casty and ITI (initially, Burton Meyer). If this occurs, George Myers has agreed to resign from the Board.

     If the Company does not receive a waiver of certain outstanding debt covenants, the New Stockholder Agreement provides that the Board shall have nine directors, of whom five shall be designated by UBS (initially, Charles W. Moore, Mark O. Lama, Charles Delaney and two additional directors designated by UBS), one shall be designated by ITI (initially, Michael Shalom), one shall be designated by Casty (initially, Joel Eidelstein) and two shall be independent directors reasonably acceptable to UBS, Casty and ITI (initially, Patrick Delhougne and Burton Meyer. If this occurs, George Myers has agreed to resign from the Board.

     During fiscal year 2001, the Board of Directors held six meetings and took all other actions pursuant to unanimous written consents in lieu of meetings. Each of the current directors attended at least 75% of all meetings of the Board of Directors during fiscal year 2001 called during the time he or she served.

     Compensation of Directors

     Directors do not receive cash compensation in connection with their duties as directors, but may be reimbursed for expenses incurred by them in connection with their services as directors.

     The Company grants stock options under our Directors Stock Option Plan to each director who is not an IFX employee and who is not a beneficial owner of 5% or more of the Company's Common Stock (as determined in accordance with Rule 13d-3 of the Securities Exchange Act of 1934). Under this plan, we grant each non-employee director an option to buy 450 shares of our Common Stock when the director is first elected and an option to buy an additional 450 shares of Common Stock at each annual meeting until he or she is no longer a director. If a director serves on a committee of the board, he or she is granted an additional option to buy 75 shares for each year of service. The exercise price for the options is equal to 100% of the fair market value of our Common Stock on the date of grant. The options cannot be exercised until six months after the date of grant. Each option terminates on the earlier of a director's termination for cause, one year after a director's death, or ten years from the date of grant. Mr. Myers and Mr. Meyer have each been granted options to purchase 1,200 shares of Company Common Stock for their services as directors since November 9, 1999. Mr. Delhougne was granted 450 shares upon his election to the Board on May 2, 2001. Mr. Eidelstein and Mr. Shalom, as employees, and Mr. Delaney, Mr. Moore and Mr. Lama, as 5% or more beneficial owners, did not receive any options under the plan.

     Committees of the Board of Directors

     The Board of Directors has a standing Audit Committee and Compensation Committee to assist the Board in the discharge of its responsibilities. The current members of the Audit Committee are George A. Myers, Burton J. Meyer and Mark O. Lama. Mr. Myers. and Mr. Meyer are independent directors as defined by Rule 4200(a)(15) of the NASD Listing Rules. Under Rule 4460(d)(2)(B) of the NASD's listing Rules, the Board of Directors believes that it is in the best interest of IFX and its stockholders to appoint Mr. Lama to the Audit Committee even though Mr. Lama is not "independent" of IFX according to the NASD Rules. Mr. Lama's experience and knowledge of the Company through his work with UBS make him a valuable member of the Audit Committee. Each of the Audit Committee and the Compensation

Committee held one meeting during fiscal year 2001 which was attended by all of its respective members.

     The Compensation Committee develops and oversees the Company's compensation policy and approves salaries and annual bonuses for senior management of the Company. The Compensation Committee currently consists of George Myers, Burton
J. Meyer and Charles W. Moore.

     Report of the Audit Committee

          The Audit Committee of the Board of Directors is composed of two independent directors and one non-independent director as defined by and in accordance with NASD rules. The Audit Committee operates under a written charter adopted by the Board of Directors (attached as Exhibit E to this
                                                            ---------
     Proxy Statement). The Audit Committee recommends to the Board of Directors, subject to stockholder ratification, the selection of the Company's independent accountants.

          Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

          In this context, the Audit Committee held discussions with management and the independent accountants. Management represented to the Audit Committee that the Company's consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent accountants. The Audit Committee discussed with the independent accountants matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

          The Company's independent accountants also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent accountants the firm's independence. Additionally, the Audit Committee has considered whether the independent public accountant's provision of "other non-audit services" to the Company is compatible with the auditor's independence. The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Audit Committee rely without verification on the information provided to them and on the representations made by management and the independent auditors.

          Based on the Audit Committee's discussion with management and the independent accountants and the Audit Committee's review of the representation of management and the report of the independent accountants to the Audit Committee, the

     Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Corporation's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 filed with the Securities and Exchange Commission.

                               SUBMITTED BY THE AUDIT COMMITTEE OF
                               THE BOARD OF DIRECTORS

                               George Myers
                               Burton J. Meyer
                               Mark O. Lama

     Compensation Committee Interlocks and Insider Participation

     The current members of the compensation committee are George Myers, Burton
J. Meyer and Charles W. Moore. Mr. Meyer previously served as an officer of IFX from 1987 to June 1996. On July 1, 1996, IFX sold assets to E.D.& F. Man International, Inc. Burton J. Meyer, served as Executive Vice President of E.D.&
F. Man International, Inc. from July 1996 to June 30, 2000.

     Mr. Delaney is the Chief Executive Officer, Mr. Moore is a director and Mr. Lama a principal, of UBS Capital Americas, LLC, an affiliate of UBS Capital Americas III, L.P. and UBS Capital LLC, which together purchased $25 million of IFX Preferred Stock in June and July 2000, $15.4 million of IFX Preferred Stock in May 2001 and $15 million of preferred stock in Tutopia.com, Inc. in August 2000. If approved at the Annual Meeting, UBS will purchase IFX Preferred Stock in exchange for $7 million and 1.5 million shares of Common Stock currently owned by UBS. UBS will have the right to put its interest in Tutopia to IFX in exchange for additional IFX Preferred Stock Mr. Delaney, Mr. Moore and Mr. Lama have an investment interest in UBS and thus may benefit from transactions between UBS on the one hand and IFX and its subsidiaries on the other.

                      REPORT OF THE COMPENSATION COMMITTEE
                            ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Director, among other things, develops and oversee the Company's compensation policy and approve salaries and annual bonuses for senior management of the Company. The Compensation Committee currently consists of George Myers, Burton J. Meyer and Charles W. Moore.

     The Company's compensation policy for senior management historically consisted almost exclusively of cash salaries and, from time to time, discretionary performance bonuses. In fiscal year 1999, the Board of Directors implemented a change in the Company's compensation policy to add a significant long-term equity component to the compensation paid to its senior management. The Board's goal was to strengthen the Company's ability to recruit, motivate and retain highly-qualified individuals. The Compensation Committee believes that stock options and restricted stock, which vest over time and will be subject to forfeiture, better align the interests of the Company's senior management with the interests of the Company's stockholders. The Compensation Committee also believes that substantial equity ownership by individuals in leadership positions within the Company will help to ensure that such individuals remain focused on building stockholder value.

     In reviewing annual salary, salary increases and equity compensation for individual executive officers, including the chief executive officer, the Compensation Committee consider various factors, such as the executive's contribution to the Company's operating effectiveness and profitability; the executive's achievement of pre-established goals and performance targets; the level of responsibility, scope and complexity of such executive's position relative to other executive management; and the salary levels of other companies in the same industry.

     November ___, 2001

                                        SUBMITTED BY THE COMPENSATION COMMITTEE
                                        OF THE BOARD OF DIRECTORS
                                        George A. Myers
                                        Burton J. Meyer
                                        Charles W. Moore


                      COMPARISON OF CUMULATIVE TOTAL RETURN
              AMONG IFX CORPORATION, THE NASDAQ STOCK MARKET INDEX
                               AND INDUSTRY INDEX

     IFX's primary business was providing commodity brokerage services until July 1996 when we sold substantially all of these assets. From July 1996 through February 1999, IFX's revenues consisted primarily of payments and earnings related to these discontinued operations. In November 1998, the Company started its Internet business in Latin America.

     The graph below compares the cumulative total shareholder return on the Common Stock since the Company's fiscal year ended June 1996 with the cumulative total return of the Nasdaq Stock Market and the cumulative total return of the MG Industry Group 850 Internet Service Providers over the same period (assuming the investment on June 30, 1996 of $100 in each of the Common Stock, the Nasdaq Stock Market and the MG Industry 850 Internet Service Providers).

                           Fiscal Year Ended June 30,

------------------------------------------------------------------------------------------------------------------

                                 1996          1997         1998          1999            2000          2001
-----------------------------------------------------------------------------------------------------------------
IFX Corporation                $100.00       $139.99       $243.93      $2,367.24       $1,487.52      $236.72
-----------------------------------------------------------------------------------------------------------------
Internet Service Providers      100.00         96.45        328.67       1,216.88        1,111.50       195.73
-----------------------------------------------------------------------------------------------------------------
NASDAQ Market Index             100.00        121.61        160.07         230.25          340.31       187.52
-----------------------------------------------------------------------------------------------------------------


     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the report presented above and the performance graph following the report shall not be incorporated by reference into any such filings.

                  EXECUTIVE OFFICERS AND EXECUTIVE COMPENSATION

     The following table presents the total compensation paid or accrued during fiscal years 2001, 2000 and 1999 to each of our executive officers.

                           Summary Compensation Table

                                                                  Annual                       Long Term
                                                               Compensation                   Compensation
                                                               ------------                   ------------
                                                                                               Securities
                                      Year Ended          Salary            Bonus          Underlying Options
Name and Principal Position             June 30             ($)              ($)                  (#)
---------------------------             -------          ---------       ---------             ---------
Michael F. Shalom, CEO                   2001            $237,500         $ 50,000              299,800
                                         2000            $162,500         $ 50,000               30,000
                                         1999                  --               --                   --

Joel M. Eidelstein, President            2001            $253,125         $ 61,827               28,500
                                         2000            $150,000         $ 50,000              300,000
                                         1999            $ 50,000               --              300,000

Jose Leiman, CFO                         2001            $225,792         $275,000              275,000
                                         2000            $225,000         $ 25,000              227,500
                                         1999                  --               --                   --

Zalman Lekach, COO/1/                    2001            $222,981               --              192,500
                                         2000            $151,200         $225,000              374,167
                                         1999            $ 24,600                                    --

     We refer you to "Election of Directors" above for biographies of Joel Eidelstein and Michael Shalom. Jose Leiman, age 41, has served as Chief Financial Officer of the Company since August 1, 1999. From March 1996 to June 1999, Mr. Leiman was a CPA and tax attorney with Ernst & Young LLP, an international accounting firm. Prior to joining Ernst & Young LLP, Mr. Leiman was an attorney with Dewey Ballantine LLP, an international law firm. Mr. Leiman has also worked as a CPA with Price Waterhouse Coopers.

     Employment and Change of Control Agreements

_______________
/1/ Mr. Lekach resigned as the Chief Operating Officer of the Company on June 15, 2001 and his options granted during 2001 were forfeited on that date.

     Mr. Eidelstein serves as the President of the Company for a three-year term which began January 1, 2000 pursuant to an employment agreement dated as of May 7, 2001. The term of the employment agreement is subject to automatic extensions unless notified otherwise by either the Company or Mr. Eidelstein. Mr. Eidelstein's base salary is $250,000. He is eligible to receive a $50,000 bonus per year if certain performance criteria are met. If Mr. Eidelstein is involuntarily terminated during the term of the employment agreement (except for cause) he receives a lump sum amount of accrued but unpaid salary and a pro-rata bonus and all of his options immediately vest. He also receives an amount equal to the product of the number of whole and fractional years remaining until the end of the employment agreement's term multiplied by his annualized current salary plus bonus for the prior year. If Mr. Eidelstein is terminated within two years after a "Change of Control", he receives an amount equal to the product of the number of whole and fractional years remaining until the end of the employment agreement's term multiplied by three times his annualized current salary and highest previous annual bonus. The agreement prohibits Mr. Eidelstein from disclosing confidential information regarding the Company, and during the period of his employment with the Company and for one year thereafter, being involved in any capacity with any business competitive with the Company in the United States, Latin America or in any other market in which the Company is then conducting business.

     Mr. Shalom serves as the Chief Executive Officer of the Company for a three-year term which began January 1, 2000 pursuant to an employment agreement dated as of May 7, 2001. The term of the employment agreement is subject to automatic extensions unless notified otherwise by either the Company or Mr. Shalom. Mr. Shalom's base salary is $250,000. He is eligible to receive a $50,000 bonus per year if certain performance criteria are met. If Mr. Shalom is involuntarily terminated during the term of the employment agreement (except for cause) he receives a lump sum amount of accrued but unpaid salary and a pro-rata bonus and all of his options immediately vest. He also receives an amount equal to the product of the number of whole and fractional years remaining until the end of the employment agreement's term multiplied by his annualized current salary plus bonus for the prior year. If Mr. Shalom is terminated within two years after a "Change of Control", he receives an amount equal to the product of the number of whole and fractional years remaining until the end of the employment agreement's term multiplied by three times his annualized current salary and highest previous annual bonus. The agreement prohibits Mr. Shalom from disclosing confidential information regarding the Company, and during the period of his employment with the Company and for one year thereafter being involved in any capacity with any business competitive with the Company in the United States, Latin America or in any other market in which the Company is then conducting business.

     Jose Leiman serves as the Chief Financial Officer of the Company pursuant to a two-year employment agreement which commenced on May 7, 2001. The term of the employment agreement is subject to automatic extension unless notified otherwise by either the Company or Mr. Leiman. Mr. Leiman's base salary is $235,000 per year for the first year of the agreement and $260,000 per year thereafter. He received a performance bonus of $250,000 for his service during the past two years and will receive a minimum bonus of $50,000 per fiscal year up to a maximum of $125,000 per year. If Mr. Leiman is involuntarily terminated during the term of the employment agreement (except for "cause"), he receives a lump sum amount of accrued but unpaid salary and a pro-rata bonus and all of his options under the 1998 Stock Option Plan immediately vest. He also receives an amount equal to the product of the number of whole and fractional years remaining until the end of the employment agreement's term multiplied by his annualized current salary plus bonus for the prior year. If Mr. Leiman is terminated within two years after a "Change of Control" (as defined in the employment agreement), he receives an amount equal to the product of the number of whole and fractional years remaining until the end of the employment agreement's term multiplied by three times his annualized current salary and highest previous annual bonus. The agreement prohibits Mr. Leiman from disclosing confidential information regarding the Company, and during the period of his employment with the Company and for one year thereafter from being involved in any capacity with any business competitive with the Company in the United States, Latin America or in any other market in which the Company is then conducting business.

     Under the agreements of Messrs. Eidelstein, Shalom and Leiman, a "Change in
                                                                       ---------
Control" means the occurrence of any one of the following events: (a) any
-------
consolidation, merger or other similar transaction involving IFX, if following which the stockholders of IFX immediately prior to such transaction fail to hold more than 50% of the outstanding voting securities of the continuing or succeeding corporation in substantially the same proportions, or which contemplates that all or substantially all of the business and/or assets of IFX will be controlled by another corporation; (b) any sale, lease, exchange or transfer (in one transaction or series of related transactions) of all or substantially all of the assets of IFX; (c) approval by the stockholders of IFX of any plan or proposal for the liquidation or dissolution of IFX, unless such plan or proposal is abandoned within 60 days following such approval; (d) the acquisition by any "person" (as such term is used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934), or two or more Persons acting in concert, of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of the outstanding shares of voting stock of IFX; provided, however, that for purposes of the foregoing, "person" excludes
        --------  -------
UBS Capital Americas III, L.P., UBS Capital, LLC, Lee S. Casty, the Casty Grantor Subtrust, International Technology Investments, LC or any of their Affiliates, any underwriter purchasing shares of IFX with the intent of reselling them, or (e) if, during any period of 24 consecutive calendar months commencing on the date of this Agreement, those individuals (the "Continuing
                                                                  ----------
Directors") who either (i) were directors of IFX on the first day of each such
---------
period, or (ii) subsequently became directors of IFX and whose actual election or initial nomination for election subsequent to that date was approved by a majority of the Continuing Directors then on the board of directors of IFX, cease to constitute a majority of the board of directors of IFX.

     On June 15, 2001, IFX entered into a Payment and Release Agreement with Zalman Lekach, the Company's Chief Operating Officer, who voluntarily resigned from IFX. Under the terms of this Payment and Release Agreement, Mr. Lekach received a severance payment of $41,236.21 and the right to exercise vested options in the amount of 263,030 at exercise prices ranging from $8.75 to $20.00 was extended until June 30, 2003. Mr. Lekach released IFX from any claims he may have against IFX.

         Option Grants and Exercises in Fiscal Year 2001

         The following table sets forth information with respect to options that were granted in fiscal year 2001 to our executive officers.

                               Option Grants Table
                        Option Grants in Fiscal Year 2001
                        ---------------------------------

                  Number of       Percent of
                  Securities     Total Options                                     Potential Realizable Value at
                  Underlying      Granted To       Exercise                             Assumed Annual Rates
                   Options       Employees In       Price       Expiration          Of Stock Price Appreciation
     Name          Granted        Fiscal Year     ($/Share)        Date                    for Option Term
     ----          -------        -----------    ------------      ----                    ---------------
                                                                                           5%          10%
                                                                                           --          ---
Michael F. Shalom     74,800          __%           3.50         05/07/2011                --       $ 73,841
                     225,000          __%           3.50         05/07/2011                --        222,114

Joel M.                8,500          __%           3.50         05/07/2011                --          8,391
Eidelstein
                      20,000          __%           3.50         05/07/2011                --         19,743

Jose Leiman           75,000          __%           3.50         05/07/2011                --         74,038
                      50,000          __%           3.50         05/07/2011                --         49,359
                     150,000          __%           3.50         05/07/2011                --        148,076

Zalman Lekach         42,500          __%           3.50         05/07/2001*               --         41,955
                     150,000          __%           3.50         05/07/2001*               --        148,076


* These options were forfeited by Mr. Lekach when he resigned on June 15, 2001.

(2) The amounts shown in these columns are the result of calculations at assumed annual rates required by the SEC and are not intended to forecast possible future appreciation, if any, of the price of the Company's Common Stock. The Company did not use an alternative formula for a grant date valuation, as the Company is not aware of any formula that will determine with reasonable accuracy a present value based on future unknown or volatile factors.

     The following table sets forth information with respect to options to purchase shares of the Company's Common Stock that were exercised in fiscal year 2001 to each of the executive officers named in the Summary Compensation Table above. No stock appreciation rights ("SARs") were granted to any of the persons listed on the table below during fiscal year 2001. No stock options were exercised by any of our directors or executive officers during fiscal year 2000.

                                Individual Grants
                                -----------------

                                                                 Number of Securities
                                                                     Underlying
                                                                     Unexercised
                    Shares Acquired on                             Options/SARs at
Name                    Exercise          Value Realized ($)        June 30, 2001
----                    --------          ------------------
                                                               Exercisable/Unexercisable
                                                               -------------------------
Michael F. Shalom          0                      0                   10,000/329,800
Joel M. Eidelstein         0                      0                  400,000/628,000
Jose Leiman                0                      0                  116,250/452,300
Zalman Lekach              0                      0                  263,030/0

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of the Company's Common Stock, to file with the Securities and Exchange Commission reports of ownership and changes in ownership and to provide copies of such reports to the Company and to the Nasdaq Stock Market. Based solely on a review of the copies of such reports furnished to the Company, or written representations that no reports on Form 5 were required, the Company believes that all officers, directors and 10% beneficial owners complied with all Section 16(a) filing requirements during fiscal year 2001.

                              CERTAIN TRANSACTIONS

     Facilito.com IFX owned approximately a 49.9% interest in Facilito, a company which provides e-commerce solutions. The remaining 50.1% interest in Facilito is held by The Intcomex Group. The Intcomex Group is owned by family members of Michael Shalom, IFX's Chief Executive Officer. Facilito is currently in the process of redeeming the interest held by IFX for aggregate payments equaling $75,000.

     Yupi Shares. Pursuant to an Amended and Restated Stock Purchase Agreement, dated as of June 12, 2000, between IFX Online, Inc., a subsidiary of the Company, and Lee Casty, a then significant stockholder of IFX, IFX Online sold a part of its shares of Yupi Preferred Stock to Mr. Casty for a total purchase price of $5 million. The proceeds were used for the Company's working capital. During August 2001, a subsidiary of Microsoft Corporation acquired Yupi.

IFX has received approximately $45,000 with respect to this acquisition, of which approximately $15,000 is payable to Casty.

     UBS Capital Americas. Mr. Delaney is the Chief Executive Officer, Mr. Moore is a director and Mr. Lama a principal, of UBS Capital Americas, LLC, an affiliate of UBS Capital Americas III, L.P. and UBS Capital LLC, which together purchased $25 million of IFX Preferred Stock in June and July 2000, $15.4 million of IFX Preferred Stock in May 2001 and $15 million of preferred stock in Tutopia.com, Inc. in August 2000. If approved at the Annual Meeting, UBS will purchase IFX Preferred Stock in exchange for $7 million and 1.5 million shares of Common Stock currently owned by UBS. UBS will have the right to put its interest in Tutopia to IFX in exchange for additional IFX Preferred Stock. Mr. Delaney, Mr. Moore and Mr. Lama have an investment interest in UBS and thus may benefit from transactions between UBS on the one hand and IFX and its subsidiaries on the other.

     Other Tutopia Share Purchases. On August 31, 2000, James Casty, a brother of Lee S. Casty, a significant stockholder of the Company purchased 53,591 shares of preferred stock of Tutopia. On August 31, 2000, an entity controlled by Lee Casty, purchased approximately 2,317,500 preferred shares of Tutopia.com, Inc. in exchange for $4.9 million. The purchase was made pursuant to a private placement of $20,000,000 of preferred stock of Tutopia.

     Patrick A. Delhougne. In April 2001, the Company engaged Ray & Berndtson to conduct an executive search for candidates for the Board of Directors of IFX. The fees for this engagement were $50,000, plus expenses. Mr. Delhougne is a partner in Ray & Berndtson.

                         DISSENTERS' RIGHTS OF APPRAISAL

     No action was taken in connection with the Proposals by the Board of Directors or the voting stockholders for which the Delaware General Corporation
  Law, the Company's Certificate of Incorporation, as amended, or the Company's Bylaws, as amended, provide a right of a stockholder to dissent and obtain appraisal of or payment for such stockholder's shares.

         INTEREST OF OFFICERS AND DIRECTORS IN MATTERS TO BE ACTED UPON

     Mark Lama and Charles Moore and Charles Delaney are affiliates of UBS and therefore can benefit indirectly from UBS' investment.

     No other officer or director of the Company has any substantial interest in the Proposals, except insofar as such officers or directors may be stockholders, or holders of derivative securities, of the Company, in which case the implementation of the Proposals will affect them in the same manner as its affect all other stockholders, or holders of derivative securities, of the Company.

                         FINANCIAL AND OTHER INFORMATION

         The Company's financial statements are incorporated herein by reference to the Company's Annual Report on Form 10-K for the fiscal year ended June 30, 2001 (filed with the SEC on October 15, 2001).

                 STOCKHOLDER PROPOSALS FOR 2002 PROXY STATEMENT

     Proposals by stockholders for inclusion in the Company's Proxy Statement and form of proxy relating to the 2002 Annual Meeting of Stockholders, which is currently scheduled to be held on November 1, 2002, should be addressed to the Secretary, IFX Corporation, 15050 N.W. 79 Court, Suite 200, Miami Lakes, Florida 33016, and must be received at such address no later than July 6, 2002.

                  OTHER MATTERS TO BE ACTED UPON AT THE MEETING

     The management of the Company knows of no other matters to be presented at the meeting. Should any other matter requiring a vote of stockholders arise at the meeting, the persons named in the proxy will vote the proxies in accordance with their best judgment.

                                                                       EXHIBIT A

                            CERTIFICATE OF AMENDMENT
                                       OF
                      RESTATED CERTIFICATE OF INCORPORATION
                                       OF
                                 IFX CORPORATION

It is hereby certified that:

     1. The name of the Corporation is IFX Corporation (the "Corporation").

     2. The amendment to the Restated Certificate of Incorporation effected by this Certificate is as follows:

     Article Fourth is hereby deleted in its entirety and the following is hereby substituted therefor:

     FOURTH: The authorized capital stock of the Corporation is

1.   Class                    Par Value        Number of Shares Authorized
     -----                    ---------        ---------------------------

     Common                   $0.02                    60,000,000

     Preferred                $1.00                    20,000,000


2. The preferences, qualifications, limitations, restrictions and the special or relative rights of the shares of each class are:

     A. Preferred Stock. The Preferred Stock may be issued from time to time in
        ---------------
     one or more series. The Board of Directors is hereby authorized to provide for the issuance of shares of Preferred Stock as a class or in series and, by filing a statement pursuant to the General Corporation Law of the State of Delaware (hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences and rights of the shares of each such series and the qualifications, limitations and restrictions thereof. The authority of the Board of Directors with respect to each series shall include, but not be limited to, determination of the following:

        (i) The designation of the series, which may be by distinguishing number, letter or title:

         (ii) The number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease;

         (iii) The dividend rate on the shares of the class or of any series, whether dividends shall be cumulative, and, if so, from which date or dates, and the relative rights of priority, if any, of payment of dividends on shares of the class or of that series;

         (iv)   Dates at which dividends, if any, shall be payable;

         (v) Whether or not the shares of the class or of any series shall be redeemable, and, if so, the terms and conditions of such redemption, including the date or date upon or after which they shall be redeemable and the amount per share payable in case of redemption, which amount may vary under different conditions and at different redemption dates;

         (vi) The terms and amounts of a sinking fund, if any, provided for the purchase or redemption of shares of the class or any series;

         (vii) The rights of the shares of the class or of any series in the event of voluntary or involuntary dissolution or winding up of the Corporation, and the relative rights of priority, if any, of payment of shares of the class or of that series;

         (viii) Whether the shares of the series shall be convertible into shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the rate or rates, any adjustments thereof, the date or dates of which such shares shall be convertible and all other terms and conditions upon which such conversion may be made;

         (ix) Restrictions on the issuance of shares of the same series or of any other class or series;

         (x) The voting rights, if any, of the holders of shares of the series; and

         (xi) Any other powers, preferences, rights, qualifications, limitations, and restrictions of the class or of any series.

     B.  Common Stock.
         ------------

         (i) The Common Stock shall be subject to the express terms of the Preferred Stock and any series thereof.

         (ii) Except as may be provided in this Restated Certificate of Incorporation or in a Preferred Stock Designation, the holders of shares of the Common Stock shall have the exclusive right to vote on all matters (for which a common stockholder shall be entitled to vote thereon) at all meeting of the stockholders of the Corporation, and shall be entitled to one vote for each share of the Common Stock entitled to vote at such meeting. There shall be no cumulative voting rights with respect to any shares of the Corporation's stock.

     3. The aforesaid amendment was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.

         IN WITNESS WHEREOF, the Corporation has caused this certificate to be executed by its duly authorized representative this ____ day of _____, 2001.

                                          IFX CORPORATION.


                                           By:_______________________________

                                              Its:___________________________

                                                                       EXHIBIT C

                                 SECOND AMENDED
                   CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
                    PREFERENCES AND RELATIVE, PARTICIPATING,
                      OPTIONAL AND OTHER RIGHTS OF SERIES A
                           CONVERTIBLE PREFERRED STOCK
                                       OF
                                 IFX CORPORATION

          IFX Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies that, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors, at a meeting duly held on _________________, 2001 adopted the following resolution:

          WHEREAS, the Board of Directors of the Corporation is authorized by the Restated Certificate of Incorporation to issue up to ______________ shares of preferred stock in one or more series and, in connection with the creation of any series, to fix by the resolutions providing for the issuance of shares the powers, designations, preferences and relative, participating, optional or other rights of the series and the qualifications, limitations or restrictions thereof; and

          WHEREAS, the Board of Directors authorized and fixed the terms and provisions of the Class I and Class II Series A Convertible Preferred Stock of the Corporation pursuant to resolutions dated March 8 and May 2, 2001 and by filing with the Secretary of State of the State of Delaware an Amended Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and other Rights of Series A Convertible Preferred Stock on May 3, 2001 (the "Original Certificate"); and

          WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to such authority and the requisite vote of the holders of the Series A Convertible Preferred Stock pursuant to the Original Certificate and the requisite vote of the holders of the common stock pursuant to the General Corporation Law of the State of Delaware, to amend and restate the Original Certificate in its entirety.

          NOW, THEREFORE, BE IT RESOLVED, that the Series A Convertible Preferred Stock of the Corporation shall have the terms and provisions herein set forth on Annex A attached to this resolution.


                                          ____________________________________
                                          Name: Joel Eidelstein
                                          Title: President

ATTEST:

________________________________
Name: Joel Eidelstein
Title: Chief Financial Officer

                                     ANNEX A

                      SERIES A CONVERTIBLE PREFERRED STOCK

          The powers, designations, preferences and relative, participating, optional or other rights of the Series A Convertible Preferred Stock of IFX Corporation (the "Corporation") are as follows:

     1.   DESIGNATION AND AMOUNT.

          This series of preferred stock shall be designated as "Series A Convertible Preferred Stock" and shall be divided into two classes: Class I Series A Convertible Preferred Stock ("Class I Preferred") and Class II Series A Convertible Preferred Stock ("Class II Preferred," and together with the Class I Preferred, the "Series A Convertible Preferred Stock"). The Series A Convertible Preferred Stock shall have $1.00 par value per share. The number of authorized shares constituting the Class I Preferred shall be 1,210,398 shares. The number of authorized shares constituting the Class II Preferred shall be 820,471 shares. Shares of the Class I Preferred and Class II Preferred each have a stated value of Twelve and 31/100 Dollars ($12.31) (the "Stated Value") per share. The Corporation has also previously authorized 4,418,262 shares of its Series B Convertible Preferred Stock, par value $1.00 per share, consisting of 4,418,262 shares of Class I Series B Convertible Preferred Stock ("Class I Series B Preferred") and 424,135 shares of Class II Series B Convertible Preferred Stock ("Class II Series B Preferred" and, collectively, the "Series B Convertible Preferred Stock") having the number, powers, preferences and relative, participating, optional and other rights as set forth in the Amended Certificate of Designation filed with the Secretary of State of the State of Delaware on the date of the filing hereof (the "Series B Certificate"). The Corporation has also authorized __________ shares of its Series C Convertible Preferred Stock, par value $1.00 per share, consisting of ________ shares of Class I Series C Convertible Preferred Stock ("Class I Series C Preferred") and _______ shares of Class II Series C Convertible Preferred Stock ("Class II Series C Preferred") and collectively (the "Series C Convertible Preferred Stock") having the number, powers, preferences and relative, participating, optional and other rights as set forth in the Certificate of Designation filed with the Secretary of State of the State of Delaware on the date of the filing hereof (the "Series C Certificate"). The Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and shares of any other class or series of preferred stock of the Corporation which is convertible, directly or indirectly, into Common Stock, whether at the time of issuance or upon passage of time or the occurrence of some future event, are collectively referred to herein as "Convertible Preferred Stock."

     2.   DIVIDENDS.

          (a) Right to Receive Dividends. Holders of Series A Convertible Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Corporation (the "Board of Directors").

          (b) Participation with Common Stock. In the event the Board of Directors shall elect to pay or declare and set apart for payment any dividend on any shares of common stock, par value $.02 per share, of the Corporation (the "Common Stock") in cash out of funds legally available therefor or in stock or other consideration, the holders of the Series A Convertible Preferred Stock shall be entitled to receive, before any dividend shall be declared and paid or set aside for the Common Stock, dividends payable in the form and in an amount per share equal to the per share amount that would have been payable to such holders had such holders converted their Series A Convertible Preferred Stock into Common Stock and had all other holders of Convertible Preferred Stock converted such shares into Common Stock.

               (c) Dividend Preference. Dividends on the Series A Convertible Preferred Stock shall be payable before any dividends or distributions or other payments shall be paid or set aside for payment upon the Common Stock or any other stock ranking on liquidation or as to dividends or distributions junior to the Series A Convertible Preferred Stock (any such stock, together with the Common Stock, being referred to hereinafter as "Junior Stock"). If there shall be outstanding shares of any class or series of capital stock which is entitled to share ratably with the Series A Convertible Preferred Stock in the payment of dividends or distributions or upon liquidation ("Parity Securities"), no full dividends shall be declared or paid or set apart for payment on any such securities unless dividends have been or contemporaneously are ratably declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series A Convertible Preferred Stock.

     3.   LIQUIDATION PREFERENCE.

          (a) In the event of any bankruptcy, liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, each holder of Series A Convertible Preferred Stock at the time thereof shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of the Common Stock or other Junior Stock by reason of their ownership of such stock, an amount per share of Series A Convertible Preferred Stock equal to the sum of

                         (i)  (x) the applicable Stated Value plus any declared
and unpaid dividends to the date of liquidation, plus (y) 10% of such Stated Value per annum, calculated from the date of issuance of such share through date of payment of the Liquidation Preference as set forth in this Section 3 ((x) and (y), collectively, the "Stated Preference"); plus

                         (ii) an amount equal to such amount per share of Series
A Preferred Stock as would have been payable had each share of Series A Preferred Stock and all outstanding shares of Convertible Preferred Stock been converted into Common Stock immediately prior to such bankruptcy, liquidation, dissolution or winding up of the Corporation after giving effect to the full payment of the Stated Preference under the preceding paragraph (i) and the stated preference of the other Convertible Preferred Stock;

provided, that if the amount payable per share of Series A Convertible Preferred Stock pursuant to the foregoing paragraphs (i) and (ii) exceeds three and one-half (3-1/2) multiplied by the Stated Preference (the "Maximum Amount"), each holder of Series A Convertible Preferred Stock shall only be entitled to receive such Maximum Amount. The sum of the amounts in (i) and (ii) above is referred to herein as the "Liquidation Preference".

After the payment of the full Liquidation Preference on account of all shares of Series A Convertible Preferred Stock as set forth in this Section 3 and any preferential amounts to which the holders of Parity Securities are entitled, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock. If the assets and funds legally available for distribution among the holders of Series A Convertible Preferred Stock shall be insufficient to permit the payment to the holders of the full aforesaid Liquidation Preference, then the assets and funds shall be distributed ratably among holders of Series A Convertible Preferred Stock in proportion to the number of shares of Series A Convertible Preferred Stock owned by each holder. If the assets and funds of the Corporation available for distribution to stockholders upon any bankruptcy, liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to permit the payment to holders of the full aforesaid Liquidation Preference and amounts payable to holders of outstanding Parity Securities, the holders of Series A Convertible Preferred Stock and the holders of such other Parity Securities shall share ratably (and ratably as to cash, in-kind or other distributions) in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

          (b) Except as described in the following sentence, a merger, recapitalization, reorganization, sale of voting control to a single buyer or a group of related buyers in one or a series of related transactions, or other business combination transaction involving the Corporation in which the shareholders of the Corporation immediately prior to the consummation of such transaction do not own at least a majority of the outstanding shares of the surviving corporation or the Corporation (as applicable) immediately following the consummation of such transaction or sale of all or substantially all of the assets of the Corporation (collectively, a "Liquidation Event") shall be deemed to be a liquidation of the Corporation. Notwithstanding the foregoing, the following shall not be deemed to be a Liquidation Event: (i) a merger, recapitalization, sale of voting control or other business combination transaction with an Affiliate (as such term is defined in Section 12b-2 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended) of UBS Capital Americas III, L.P. or UBS Capital LLC (together with any such Affiliate, "UBS"), or (ii) a merger of the Corporation with a public company (A) in which the merger consideration to be received by the holders of the Series B Convertible Preferred Stock is fully registered marketable securities (the "Merger Shares") which are not subject to any restrictions on transfer, (B) in which the value of such merger consideration for each share of Series A Convertible Preferred Stock, valued at the average closing price of the Merger Shares for the 30 days prior to the consummation of the merger, or such lesser period which follows the public announcement of the merger, is greater than 110% of the Liquidation Preference per share as of the date of consummation of the merger, and (C) with aggregate trading volume for the 30 calendar days prior to the merger date of at least 10 times the aggregate number of Merger Shares received by all holders of Convertible Preferred Stock.

          (c) In any Liquidation Event, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

                        (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by subsection (ii) below:

                                    (A)  If traded on a securities exchange or
         through The Nasdaq National Market or Small Cap Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing of the Liquidation Event;

                                    (B)  If actively traded over-the-counter,
         the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing of the Liquidation Event; and

                                    (C)  If there is no active public market,
         the value shall be the fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

                                    (ii) The method of valuation of securities
subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in subsections (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

         4.       VOTING RIGHTS.

                  In addition to any voting rights provided elsewhere herein or in the Corporation's Certificate of Incorporation, as it may be amended or restated from time to time (the "Certificate of Incorporation"), and any voting rights provided by law, the holders of shares of Series A Convertible Preferred Stock shall have the following voting rights:

                  (a)  Election of Directors.

                                    (i)  Subject to the terms hereof, the
holders of the Series A Preferred Stock, together with the holders of any other class or series of Convertible Preferred Stock, the terms of which expressly entitle the holder thereof to vote in the election of directors designated by holders of Convertible Preferred Stock (collectively, "Voting Preferred Stock") shall have the right to elect four (4) directors, one (1) of which shall be an Independent Director (as defined below). Such directors shall be elected by the holders of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class. "Independent Director" has the meaning specified in Rule 4200(a)(14) of the NASD listing standards, as in effect on the date hereof and as the same may be amended or supplemented, or in any successor rule or regulation.

                                    (ii) Any director elected by the holders of
Voting Preferred Stock shall be referred to herein as a "Preferred Director." Subject to Section 4(a)(v), the initial term of any director to be appointed pursuant to Section 4(a)(i) will commence upon his/her election by the holders of Voting Preferred Stock and shall expire at the first annual meeting of stockholders of the Corporation following his/her election. Upon expiration of the initial term of such Preferred Director, so long as the Voting Preferred Stock is outstanding, the holders of such Voting Preferred Stock shall have the right to elect a Preferred Director to replace such director in the same manner described above in Section 4(a)(i). Subject to Section 4(a)(v), a Preferred Director so elected shall hold office for a term expiring at the annual meeting of stockholders in the year following the election of such director. Notwithstanding the foregoing, but subject to Section 4(a)(v), a Preferred Director elected under Section 4(a)(i) shall serve until such Preferred Director's successor is duly elected and qualified or until such director's earlier removal as provided in Section 4(a)(iii) or death or resignation and, in the event a vacancy occurs, a replacement Preferred Director shall be selected as provided in Section 4(a)(i).

                                    (iii) A Preferred Director may be removed
by, and shall not be removed except by, the vote of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class.

                                    (iv)  The Corporation shall at all times
reserve and keep available sufficient vacant seats on the Board of Directors solely for the purpose of enabling the holders of the Voting Preferred Stock to designate Preferred Directors as provided in this Section 4(a).

                                    (v)   This Section 4(a) shall survive a
Qualified Public Offering (as defined in Section 5(b) below) and until such time thereafter as less than an aggregate of 25% of the authorized Convertible Preferred Stock remains outstanding.

[Section 4(a) shall read as follows if certain of the Company's indebtedness has NOT been restructured in a manner satisfactory to UBS and the Company:

The holders of shares of Series A Preferred Stock shall be entitled to vote in elections of directors.]

                  (b) Certain Corporate Actions. Until a Qualified Public Offering or until such time as less than an aggregate of 25% of the authorized Convertible Preferred Stock remains outstanding, the Corporation shall not, and shall not permit any of its subsidiaries to, without first obtaining the affirmative vote or written consent of the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class:

                                    (A)   amend, repeal, modify or supplement
         any provision of the Certificate of Incorporation (including any certificate of designation forming a part thereof), the Bylaws of the Corporation, or any successor certificate of incorporation or bylaws or this Amended Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series A Convertible Preferred Stock (the "Certificate of Designation");

                                    (B)   authorize or permit the Corporation or
         any subsidiary of the Corporation to issue any capital stock or any options, warrants or other rights exchangeable or exercisable therefor, other than (i) shares of Series C Convertible Preferred Stock pursuant to the Preferred Stock Purchase Agreement, dated as of __________, 2001, among the Corporation and UBS (the "Preferred Stock Purchase Agreement"), (ii) Common Stock upon conversion of Convertible Preferred Stock, or upon the exercise of stock options to purchase up to 4,243,037 shares of Common Stock, (iii) shares of Class I Series B Preferred Stock issued upon conversion of Class II Series B Preferred Stock, (iv) shares of Class I Series C Preferred Stock issued upon conversion of Class II Series C Preferred Stock, (v) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (vi) up to $15 million of Common Stock, issued as consideration for any acquisition approved by a majority of the Board of Directors (without the affirmative vote of the [Preferred Directors]), provided such Common Stock is valued at no less than the greater of (1) the Stated Value (as adjusted for stock splits, combinations, stock dividends and the like) and (2) the average of the closing price for the Common Stock for the 30 days prior to the issuance, (vii) a warrant to purchase 210,000 shares of Common Stock to Spinway, Inc. (the "Spinway Warrant"), (viii) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, (ix) shares of Common Stock in exchange for shares of common stock, par value $.001 per share ("Tutopia Stock"), of Tutopia.com, Inc. ("Tutopia"), upon a change-in-control of the Corporation pursuant to the Stockholders Agreement, dated as of April 24, 2000, by and among the Corporation, Tutopia and the other parties signatory thereto (the "Tutopia Stockholders Agreement") or (x) shares of Common Stock and/or Convertible Preferred Stock issued pursuant to that certain Put Agreement, dated ___________, 2001 among the Corporation, UBS and the other parties named therein (the "Tutopia Put Agreement");

                                    (C)  reclassify any class or series of any
         Common Stock into shares having any preference or priority as to dividends or liquidation superior to or on a parity with any such preference or priority of Convertible Preferred Stock;

                                    (D)  authorize or effect, in a single
         transaction or through a series of related transactions, (1) a liquidation, winding up or dissolution of the Corporation or adoption of any plan for the same; (2) a Liquidation Event; or (3) any direct or indirect purchase or other acquisition by the Corporation or any of its subsidiaries of any capital stock (other than the Convertible Preferred Stock pursuant to its terms);

                                    (E)  enter into or otherwise become a party
         to any agreement whereby any shareholder or shareholders of the Corporation shall transfer capital stock of the Corporation to an independent third party or a group of independent third parties pursuant to which such parties acquire capital stock of the Corporation possessing the voting power to elect a majority of the Board of Directors;

                                    (F)  declare or pay or set aside for payment
         any dividend or distribution or other payment upon the Common Stock or upon any other Junior Stock, nor redeem, purchase or otherwise acquire any Common Stock or other Junior Stock for any consideration (or pay or make available any moneys, whether by means of a sinking fund or otherwise, for the redemption of or other distribution or payment with respect to any shares of any Common Stock or other Junior Stock), except for the repurchase of shares of Common Stock from directors, consultants or employees of the Corporation or any subsidiary pursuant to agreements approved by the disinterested directors on the

         Board of Directors, under which the Corporation has the right to repurchase such shares upon the occurrence of certain events, including but not limited to, termination of employment or services;

                                    (G)  approve the annual budget of the
         Corporation and its subsidiaries (the "Annual Budget");

                                    (H)  enter into any financial commitment
         over and above those approved in the annual budget in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                                    (I)  dismiss or hire or modify or enter into
         any employment agreement, non-competition agreement, bonus or stock issuance arrangements or other compensation (including, without limitation, fringe benefit) arrangements with its President, Chief Executive Officer or Chief Financial Officer, or other equivalent or senior level officer;

                                    (J)  permit the creation or existence of any
         lien, mortgage, pledge, hypothecation, assignment, security interest, charge or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on any of the Corporation's or any of its subsidiaries' assets with an aggregate value in excess of $15 million, except as part of any financing in the ordinary course of business;

                                    (K)  make any capital expenditure in any
         fiscal year in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                                    (L)  acquire any assets or equity or other
         interest in any other entity with a value in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                                    (M)  incur indebtedness for borrowed money
         (including, without limitation, any capitalized lease obligations, accounts receivable financing or other asset-backed financing), any guarantee or other similar contingent obligation or any lease financing (whether a capitalized lease, operating lease, pursuant to a sale leaseback arrangement or otherwise), in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                                    (N)  amend, supplement, restate, revise,
         waive or otherwise modify any stock option plan, agreement or other arrangement of the Corporation (each, a "Stock Option Plan"), as in effect on _______, 2001;

                                    (O)  create or adopt any stock option plan,
         stock appreciation rights plan, bonus plan or similar plan that was not in existence on __________, 2001, except as approved by the Compensation Committee of the Board of Directors;

                                    (P)  dispose of or acquire assets with a
         value in excess of $15 million other than in the normal course of business;

                                    (Q)  liquidate, dissolve or voluntarily
         elect to commence bankruptcy or insolvency proceedings under applicable laws;

                                    (R)  change in any material respect the
         nature of the business of the Corporation and its subsidiaries taken as a whole;

                                    (S)  enter into any transaction, or any
         agreement or understanding with any affiliate of the Corporation or any subsidiary thereof, other than a wholly-owned subsidiary of the Corporation;

                                    (T)  (i) solicit or negotiate any inquiries
         or proposals with respect to (x) any direct or indirect issuance, sale, disposition or redemption of any securities of Latin Guide, Inc. ("LGI"), Tutopia or any of Tutopia's subsidiaries, (y) the direct or indirect sale or disposition of all or any material portion of the assets or business of LGI, Tutopia or any of Tutopia's subsidiaries, or
         (z) any merger, reorganization, consolidation or recapitalization or other similar transaction involving LGI, Tutopia or any of Tutopia's subsidiaries; or (ii) discuss with or provide to any person or entity information of LGI, Tutopia or any of Tutopia's subsidiaries with respect to or in contemplation of any of the foregoing; or

                                    (U) agree to do any of the foregoing.

               (c) Additional Voting Rights. Except as required by law, the holders of Series A Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote together as a single class with the holders of Common Stock (and any other capital stock of the Corporation entitled to vote), on an as-converted basis, upon any matter submitted to the stockholders for a vote as follows: (i) the holders of the Series A Convertible Preferred Stock and the holders of the other Convertible Preferred Stock shall have one (1) vote for each full share of Common Stock into which their respective shares of Convertible Preferred Stock held on the record date for the vote are convertible (whether or not convertible on such date) and (ii) the holders of Common Stock shall have one (1) vote per share of Common Stock.

               (d) Manner of Voting. Whenever a vote of the holders of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and/or other shares of Convertible Preferred Stock shall be taken pursuant to the provisions of this Certificate of Designation or otherwise, the holders of Series A Convertible Preferred Stock and the holders of the other Convertible Preferred Stock shall have one (1) vote for each full share of Common Stock into which their respective shares of Convertible Preferred Stock held on the record date for the vote are convertible (whether or not convertible on such date).

         5.    CONVERSION.

               Shares of Series A Convertible Preferred Stock may be converted into shares of Common Stock, on the terms and conditions set forth in this
Section 5.

                (a) Optional Conversion.

                                    (i)  At any time and from time to time, each
holder of shares of Series A Preferred Stock may, upon written notice to the Corporation, convert all or any portion of such shares held by such holder into the number of shares of Common Stock determined by dividing (x) the applicable Stated Preference multiplied by the number of shares surrendered for conversion plus any declared but unpaid dividends on such shares, by (y) the Conversion Price on the date of conversion determined in accordance with Section 5(c).

                                    (ii) References in this Section 5 to "Common
Stock" shall include all stock or other securities or property (including cash) into which Common Stock is converted following any merger, reorganization or reclassification of the capital stock of the Corporation.

                  (b) Mandatory Conversion. Each share of Series A Convertible Preferred Stock shall automatically be converted into such number of shares of Common Stock as is determined by dividing (x) the Stated Preference multiplied by the number of shares surrendered for conversion plus any declared but unpaid dividends on such shares, by (y) the Conversion Price on the date of conversion determined in accordance with Section 5(c), without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, upon the closing of an underwritten public offering of shares of Common Stock for which the Corporation has obtained a firm commitment from one or more underwriter(s) for at least: $60 million of Common Stock and in which the Corporation receives gross proceeds from the sale of Common Stock to the public of at least $45 million (before deduction of underwriter's discounts and commissions), and which values the equity of the Corporation at no less than $200 million pre-offering (a "Qualified Public Offering"). Except for the purposes of the calculation in the immediately preceding sentence, in the event of a Qualified Public Offering, the person(s) entitled to receive the Common Stock issuable upon conversion of Series A Convertible Preferred Stock shall not be deemed to have converted such Series A Convertible Preferred Stock until the closing of such offering.

                (c) Conversion Price. The Conversion Price per share for the Series A Convertible Preferred Stock shall be Three and 00/100 Dollars ($3.00), subject to adjustment as provided in Section 6 hereof.

                (d) Common Stock. The Common Stock to be issued upon conversion hereunder shall be fully paid and nonassessable.

                (e) Procedures for Conversion.

                                    (i)  In order to convert shares of Series A
Convertible Preferred Stock into shares of Common Stock pursuant to Section 5(a) (or, in the case of an automatic conversion of Series A Preferred Stock pursuant to Section 5(b), to receive a certificate for such holder's shares of Common Stock outstanding as a result of such conversion), the holder shall surrender the certificate or certificates therefore, duly endorsed for transfer, at any time during normal business hours, to the Corporation at its principal or at such other office or agency then maintained by it for such purpose (the "Payment Office"), accompanied, in the case of a conversion pursuant to Section 5(a), by written notice to the Corporation of such holder's election to convert and (if so required by the Corporation or any conversion agent) by an instrument of transfer, in form reasonably satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or by his duly authorized attorney, and any taxes required pursuant to Section 5(e)(iii). As promptly as practicable after the surrender for conversion of any share of Series A Convertible Preferred Stock in the manner provided in the preceding sentence, and the payment in cash of any amount required by the provisions of Section 5(e)(iii), but in any event within five Trading Days of such surrender for payment, the Corporation will deliver or cause to be delivered at the Payment Office to or upon the written order of the holder of such shares, certificates representing the number of full shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares in proper order for conversion, and all rights of the holder of such shares as a holder of such shares shall cease at such time and the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time; provided, however, that any such surrender and payment on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the Conversion Price in effect at such time on such succeeding day.

                For purposes hereof, "Trading Day" shall mean (i) any day on which stock is traded on the principal stock exchange on which the Common Stock is listed or admitted to trading, (ii) if the Common Stock is not then listed or admitted to trading on any stock exchange but is traded on the Nasdaq Stock Market, any day on which stock is traded on the Nasdaq Stock Market, or (iii) if the Common Stock is not then traded on the Nasdaq Stock Market, any day on which stock is traded in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices).

                                    (ii)  The Corporation shall not be required
to issue fractional shares of Common Stock upon conversion of shares of Series A Convertible Preferred Stock. At the Corporation's discretion, in the event the Corporation determines not to issue fractional shares, in lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the closing price of the Common Stock on the date of conversion.

                                    (iii) The issuance of certificates for
shares of Common Stock upon conversion shall be made without charge for any issue, stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of record of the shares converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.

                (f) Reservation of Stock Issuable Upon Conversion. The Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series A Convertible Preferred Stock, 8,333,332 shares of Common Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series A Convertible Preferred Stock without regard to whether the holders of Series A Convertible Preferred Stock are then entitled to convert, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, taking appropriate board action, recommending such an increase to the holders of Common Stock, holding shareholders meetings, soliciting votes and proxies in favor of such increase to obtain the requisite stockholder approval and upon such approval, the Corporation shall reserve and keep available such additional shares solely for the purpose of effecting the conversion of the shares of the Series A Convertible Preferred Stock.

                (g) Merger, Etc.

                                    (i)  Notwithstanding any other provision
hereof, in case of any merger or other business combination transaction involving the Corporation which does not constitute a Liquidation Event, then, concurrently with the consummation of such transaction, provision shall be made so that each share of Series A Convertible Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Series A Convertible Preferred Stock would have been entitled assuming conversion immediately prior to the closing of the transaction.

                                    (ii) In case of any merger or other business
combination transaction involving the Corporation which does not constitute a Liquidation Event, in which the Corporation is not the surviving entity, and the Corporation or the holders do not otherwise convert all outstanding shares of Series A Convertible Preferred Stock, the Series A Convertible Preferred Stock shall be converted into or exchanged for and shall become shares of the surviving corporation having, in respect of the surviving corporation, substantially the same powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereon, that the Series A Convertible Preferred Stock had immediately prior to such transaction.

         6.     ADJUSTMENTS.

                The Conversion Price shall be subject to adjustment from time to time as set forth in this Section 6. The Corporation shall give holders of Series A Convertible Preferred Stock notice of any event described below which requires an adjustment pursuant to this Section 6 at the time of such event.

                (a) Definitions. As used in this Section 6, the following terms have the respective meanings set forth below:

                "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation after the Closing (as defined in the Preferred Stock Purchase Agreement).

                "Convertible Securities" shall mean evidences of indebtedness, shares of stock of other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

                "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of Series C Convertible Preferred Stock outstanding on such date and other securities convertible into, or options or warrants to purchase, shares of Common Stock outstanding on such date, whether or not such options, warrants or other securities are presently convertible or exercisable.

                "Other Property" shall have the meaning set forth in Section
6(i).

                "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Corporation or any subsidiary of the Corporation, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

                "Overage" shall mean the total number of shares of Common Stock issued in connection with the Subject Transactions above the Share Allowance.

                "Permitted Issuances" shall mean (i) the issuance of up to 4,243,037 shares of Common Stock issuable pursuant to options to purchase Common Stock under the Stock Option Plan, (ii) shares of Common Stock issued or issuable in connection with a Qualified Public Offering, (iii) shares of Common Stock issued in connection with the Subject Transactions or upon conversion of Convertible Preferred Stock, (iv) shares of Class I Series B Preferred Stock issued upon conversion of the Class II Series B Preferred Stock, (v) shares of Class I Series C Preferred Stock issued upon conversion of Class II Series C Preferred Stock, (vi) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (vii) the issuance of an aggregate of up to 100,000 additional shares of Common Stock (as adjusted for stock splits, combinations, stock dividends and the like) in transactions approved by a majority of the Board of Directors, (viii) the issuance of an aggregate of up to another 100,000 additional shares of Common Stock (as adjusted for stock splits, combinations, stock dividends and the like) in transactions approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (ix) the Spinway Warrant, (x) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, (xi) shares of Common Stock and/or Convertible Preferred Stock issued pursuant to the Tutopia Put Agreement, and
(xii) such other issuances as shall be approved in advance by the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

                "Qualified Private Offering" shall mean a private equity offering to investors other than UBS resulting in gross proceeds to the Corporation of at least $30 million, in which the securities issued contain anti-dilution provisions no more favorable to the investor than the anti-dilution provisions of the Series A Convertible Preferred Stock which take effect following the consummation of a Qualified Private Offering.

                "Share Allowance" shall mean 428,571 shares of Common Stock.

                "Stock Option Plan" shall mean the IFX Corporation Directors Stock Option Plan, the 1998 IFX Corporation Stock Option and Incentive Plan, as amended, and the IFX Corporation 2001 Stock Option Plan.

                "Subject Transactions" shall mean (i) any acquisition consummated prior to the filing hereof, including, without limitation, the acquisitions of Mr. Help Informatica S/C Ltda., Zupernet Ltda. and Redescape, L.L.C., (ii) the Consulting Agreement, dated as of May 27, 1999 by and between the Corporation and Brian Reale and (iii) the conversion of Tutopia Stock into Common Stock pursuant to the Tutopia Stockholders Agreement.

                (b) Stock Dividends, Subdivisions and Combinations. If at any time the Corporation shall:

                          (i)   take a record of the holders of its Common Stock
for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                          (ii)  subdivide its outstanding shares of Common Stock
into a larger number of shares of Common Stock, or

                          (iii) combine its outstanding shares of Common Stock
into a smaller number of shares of Common Stock,

then the applicable Conversion Price immediately after the occurrence of any such event shall be adjusted to equal the product of (A) the Conversion Price immediately prior to the occurrence of such event and (B) a fraction, the numerator of which shall be the number of Fully Diluted Outstanding shares of Common Stock immediately prior to the occurrence of such event and the denominator of which shall be the number of Fully Diluted Outstanding shares of Common Stock immediately after the occurrence of such event.

                (c) Issuance of Additional Shares of Common Stock.

                          (i)   In the event that prior to the consummation of
or in connection with a Qualified Private Offering, the Corporation shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for a consideration per Additional Share of Common Stock less than the applicable Conversion Price, then the applicable Conversion Price shall be reduced to the consideration per Additional Share of Common Stock paid for such Additional Shares of Common Stock.

                          (ii) In the event that following the consummation of a
Qualified Private Offering, the Corporation shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for a consideration per Additional Share of Common Stock less than the applicable Conversion Price, then the applicable Conversion Price shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of Fully Diluted Outstanding shares of Common Stock immediately prior to such issue or sale multiplied by the then existing Conversion Price plus (y) the aggregate consideration, if any, received by the Corporation upon such issue or sale, by
(B) the total number of Fully Diluted Outstanding shares of Common Stock outstanding immediately after such issue or sale.

                          (iii) The provisions of this Section 6(c) shall not
apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 6(b). No adjustment shall be made under this Section 6(c) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 6(d) or Section 6(e).

                (d) Issuance of Warrants or Other Rights. Except with respect to Permitted Issuances, if at any time the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the applicable Conversion Price in effect immediately prior to the time of such distribution, issue or sale, then the applicable Conversion Price shall be adjusted as provided in Section 6(c)(i) or (ii), as applicable, on the basis that (i) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share for such Additional Shares of Common Stock shall be deemed to be the lowest price per share at which such Additional Shares of Common Stock are issuable to such holders, and (iii) the Corporation shall have received all of the consideration, if any, payable for such warrants or other rights as of the date of the actual issuance thereof. No further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

                (e) Issuance of Convertible Securities. Except with respect to Permitted Issuances, if at any time the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the applicable Conversion Price in effect immediately prior to the time of such issue or sale, then the applicable Conversion Price shall be adjusted as provided in Section 6(c)(i) or (ii), as applicable, on the basis that (i) the maximum number of Additional Shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share of such Additional Shares of Common Stock shall be deemed to be the lowest possible price in any range of prices at which such Additional Shares of Common Stock are available to such holders, and (iii) the Corporation shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No further adjustment of the Conversion Price shall be made under this Section 6(e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 6(d). No further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase or any warrant or other right to purchase any such Convertible Securities for which adjustments thereof have been or are to be made pursuant to other provisions of this Section 6, no further adjustments shall be made by reason of such issue or sale.

                (f) Superseding Adjustment. If, at any time after any adjustment of the applicable Conversion Price shall have been made pursuant to Section 6(d) or 6(e) as the result of any issuance of warrants, rights or Convertible Securities, and either

                          (i)   such warrants or rights, or the right of
conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                          (ii)  the consideration per share for which shares of
Common Stock are issuable pursuant to such warrants or rights, or such other Convertible Securities, shall be increased or decreased by virtue of provisions therein contained,

then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the applicable Conversion Price, on the basis of

                          (iii) treating the number of Additional Shares of
Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                          (iv) treating any such warrants or rights or any such
other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities.

                (g) Subject Transactions Adjustment. If the Corporation issues a number of shares of Common Stock greater than the Share Allowance in connection with the Subject Transactions, the Conversion Price shall be adjusted to a dollar resulting from the following:

                                   $40,464,918
                   ------------------------------------------
                   1.010948(12,919,702 + Overage) - 1,500,000

Notwithstanding the foregoing, an adjustment under this subsection (g) shall only be made to the extent such adjustment results in a reduction of the then current Conversion Price.

                (h) Other Provisions Applicable to Adjustments Under This Section. The following provisions shall be applicable to the making of adjustments provided for in this Section 6:

                          (i) Computation of Consideration. To the extent that
any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Corporation therefor shall be the amount of the cash received by the Corporation therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends, but not subtracting any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Corporation issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors, of such portion of the assets and business of the nonsurviving corporation as the Board of Directors in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants or other rights plus the additional consideration payable to the Corporation upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible

Securities shall be the consideration, if any, received by the Corporation for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Corporation shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                          (ii)  When Adjustments to Be Made. The adjustments
required by this Section 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence.

                          (iii) When Adjustment Not Required. If the Corporation
shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                          (iv)  Escrow of Common Stock. If after any property
becomes distributable as a result of the provisions of this Section 6 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of shares of Series A Convertible Preferred Stock exercises its conversion rights pursuant to
Section 5, any Additional Shares of Common Stock issuable and other property distributable upon exercise by reason of such adjustment shall be held in escrow for such holder by the Corporation to be issued to such holder upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Corporation and escrowed property returned.

                          (v)   Challenge to Good Faith Determination. Whenever
the Board of Directors shall be required to make a determination in good faith of the fair value of any item under this Section 6, such determination may be challenged in good faith by holders of a majority of the outstanding shares of Convertible Preferred Stock, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Corporation and acceptable to such holder.

                (i) Other Action Affecting Common Stock. In case at any time or from time to time the Corporation shall take any action in respect of its Common Stock, other than any action described in this Section 6 for which a specific adjustment is provided, then, unless such action will not have a materially adverse effect upon the rights of the holders of shares of Series C Convertible Preferred Stock, the number of shares of Common Stock or other stock into which such shares of Series A Convertible Preferred Stock are convertible and/or the applicable Conversion Price shall be adjusted in such manner as may be equitable in the circumstances.

                (j) Certain Limitations. Notwithstanding anything herein to the contrary, the Corporation shall not enter into any transaction which, by reason of any adjustment hereunder, would cause the applicable Conversion Price to be less than the par value per share of Common Stock.

                (k) Notice of Adjustments. Whenever the number of shares of Common Stock into which shares of Series A Convertible Preferred Stock are convertible or whenever the applicable Conversion Price shall be adjusted pursuant to this Section 6, the Corporation shall forthwith prepare a certificate to be executed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors determined the fair value of any consideration referred to in Section 6(h)(i)), specifying any change in the applicable Conversion Price or the number of shares of Common Stock into which shares of Series A Convertible Preferred Stock are convertible and (if such adjustment was made pursuant to Section 5(g)(i) or 6(h)) describing the number and kind of any other shares of stock or Other Property into which shares of Series A Convertible Preferred Stock are convertible, and any change in the applicable Conversion Price or prices thereof, after giving effect to such adjustment or change. The Corporation shall promptly cause a signed copy of such certificate to be delivered to the holders of Series A Convertible Preferred Stock. The Corporation shall keep at the Payment Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the holders of Series A Convertible Preferred Stock or any prospective purchaser of shares of Series A Convertible Preferred Stock designated by such holders.

          7.    TRIGGERING EVENTS.

                Any of the following actions or events shall constitute a "Triggering Event" for purposes hereof:

                (a) Failure to Pay Dividends. The Corporation shall fail to pay any dividend on any Series A Convertible Preferred Stock which it is required to pay in accordance with Section 2 for any reason, including but not limited to, that such payment is prohibited by applicable law or the Board of Directors elect not to pay such dividend, or shall otherwise violate any term of Section 2 and such failure shall not be cured within a period of 30 days after such violation (which cure shall be effected in a manner ensuring the holders the same yield as if such violation had not occurred).

                (b) Failure of Voting Rights. The Corporation shall enter into any transaction or take any action required to be approved by holders of Series A Convertible Preferred Stock without obtaining the requisite approval of the holders of the Series A Convertible Preferred Stock.

                (c) Failure to Convert. The Corporation shall fail for any reason to issue Common Stock as required under Section 5 upon the request of any holder of Series A

Convertible Preferred Stock as provided in Section 5 or shall fail for any reason to comply in any material respect with any term of Section 5(f) or any other term of Section 5 hereof.

                (d) Registration Rights Agreement. The Corporation shall fail in any material respect to comply with the rights of the holders of Series A Convertible Preferred Stock pursuant to the Second Amended and Restated Registration Rights Agreement, dated as of ________ __, 2001, among the Corporation, UBS and certain other stockholders of the Corporation, and such failure shall continue for a period of 30 days after notice from any such holder.

                (e) Preferred Stock Purchase Agreement. The Corporation shall fail to comply with Section 6(f) or 6(g) of the Preferred Stock Purchase Agreement and such failure shall continue for a period of 30 days after notice from the Purchasers or the representations made under Section 4(c) or 4(u) of the Preferred Stock Purchase Agreement shall prove to have been incorrect or misleading in any material respect when made pursuant thereto or any other material representation made under the Preferred Stock Purchase Agreement shall prove to have been incorrect or misleading in any substantial material respect when made.

                (f) There shall have occurred and be continuing a "Triggering Event" pursuant to the terms of any other class or series of Convertible Preferred Stock.

                (g) Notwithstanding the foregoing, if a majority of the [Preferred Directors] directors affirmatively vote in favor of a transaction or other action by the Corporation which would constitute a Triggering Event under
Section 7(b) or 7(d), such action or event shall not be considered a Triggering Event.

          8.    REMEDIES.

                (a) In the event that a Triggering Event described in Section 7 shall occur and be continuing, each holder of Series A Convertible Preferred Stock shall be entitled to receive all cash and other dividends, distributions and other payments which would be paid or payable to a holder of a number of shares of Common Stock into which the shares of Series A Convertible Preferred Stock held by such holder are convertible at such time (without regard to the number of shares of Common Stock which are authorized or reserved for issuance at such time).

                (b) [Section 8(b) shall read as follows if certain of the Company's indebtedness has been restructured in a manner satisfactory to UBS and the Company:

Upon the occurrence and during the continuance of any Triggering Event, to the extent the Preferred Directors do not already constitute a majority of the Board of Directors, the size of the Board of Directors shall immediately be increased by the minimum number of directors which, if all of such additional directors were deemed "Preferred Directors," would result in such Preferred Directors constituting a majority of the Board of Directors, and the holders of Voting Preferred Stock shall be entitled to appoint such newly created directors by vote of the holders of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class.]

[Section 8(b) shall read as follows if certain of the Corporation's indebtedness has NOT been restructured in a manner satisfactory to UBS and the Company:

Upon the occurrence and during the continuance of any Triggering Event, the size of the Board of Directors shall immediately be increased by the minimum number of directors which, if all of such additional directors were appointed by the holders of Voting Preferred Stock, would result in such directors constituting a majority of the Board of Directors, and the holders of Voting Preferred Stock shall be entitled to appoint such newly created directors by vote of the holders of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class.]

                (c) Upon the occurrence and during the continuance of any Triggering Event, any holder of shares of Series A Convertible Preferred Stock, at its election, may, by notice to the Corporation (the "Put Notice"), demand repurchase of all or any portion of such holder's shares of Series A Convertible Preferred Stock for a cash purchase price in an amount per share equal to the Liquidation Preference. The Corporation shall, on the date (not less than 10 business days after the date of the Put Notice) designated in such Put Notice, repurchase from the holder such holder's shares of Series A Convertible Preferred Stock specified in the Notice. On the date of any repurchase of shares of Series A Convertible Preferred Stock pursuant to this Section 8(c), the holder thereof shall surrender for redemption a certificate for the number of shares of Series A Convertible Preferred Stock being redeemed, without any representation or warranty (other than that the holder has good and marketable title thereto, free and clear of liens, encumbrances and restrictions of any kind), against payment therefor of the repurchase price by, at the option of the holder, (i) wire transfer to an account designated by the holder for such purpose or (ii) a certified or official bank check payable to the order of the holder. If less than all of the holder's shares of Series A Convertible Preferred Stock represented by a single certificate are being redeemed, the Corporation shall cancel such certificate and issue in the name of, and deliver to, the holder a new certificate for the portion not being redeemed. At any time following delivery of a Put Notice but prior to the date of repurchase, any holder of Series A Convertible Preferred Stock may, by notice to the Corporation, withdraw the repurchase demand contained in the Put Notice. Notwithstanding the foregoing, the holders of Series A Preferred Stock shall not be entitled to exercise their repurchase rights hereunder unless the holders of Convertible Preferred Stock elect to exercise such repurchase rights by vote of the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

                (d) The Corporation stipulates that the remedies at law of each holder of Series A Convertible Preferred Stock in the event of any Triggering Event or threatened Triggering Event or otherwise or other failure in the performance of or compliance with any of the terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without requiring any holder to post a bond or other security except to the extent required by applicable law.

                (e) Any holder of Series A Convertible Preferred Stock shall be entitled to recover from the Corporation the reasonable attorneys' fees and expenses incurred by such holder in connection with any Triggering Event or enforcement by such holder of any obligation of the Corporation hereunder.

                (f) No failure or delay on the part of any holder of Series A Convertible Preferred Stock in exercising any right, power or remedy hereunder or under applicable law or otherwise shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or otherwise.

          9.    PREEMPTIVE RIGHT.

                (a) Each holder of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock, shall have a right of first refusal (the "Preemptive Right") to purchase its pro rata share, based on such holder's percentage ownership interest in the Corporation, of New Securities (as defined below) which the Corporation, from time to time, proposes to sell and issue (subject to such requirements and restrictions imposed by the Securities Act of 1933, as amended, and state securities laws and to the actual issuance of the New Securities). The pro rata shares of any holder of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock, for purposes of this Preemptive Right, shall be the ratio of (i) the number of shares of Common Stock owned, of record or beneficially, by such holder (including all shares issuable upon conversion of the Series A Convertible Preferred Stock, whether or not then currently convertible, or the exercise or conversion of any other option, warrant or convertible security held by such holder) immediately prior to the issuance of the New Securities, to (ii) the total number of shares of Common Stock issued and outstanding immediately prior to the issuance of the New Securities, determined on a fully diluted basis after giving effect to the exercise in full of then outstanding options and warrants and the conversion of all securities convertible into shares of Common Stock; provided, however, that
                                                        --------  -------
if any holder of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock does not elect to purchase its entire pro rata share of such New Securities, then each other holder that has elected to purchase its entire pro rata share shall have the right to purchase up to a number of such unpurchased portion, in addition to its own, in the proportion that (1) the number of shares of Common Stock owned, of record or beneficially, by such holder (including all shares issuable upon conversion of the Series A Convertible Preferred Stock, whether or not then currently convertible, or the exercise or conversion of any other option, warrant or convertible security held by such holder) immediately prior to the issuance of the New Securities bears to (2) the number of shares of Common Stock owned, of record or beneficially, by all holders of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock (including all shares issuable upon conversion of the Series A Convertible Preferred Stock, whether or not then currently convertible, or the exercise or conversion of any other option, warrant or convertible security held by such holders) immediately prior to the issuance of the New Securities. The overallotment mechanism set forth in this paragraph shall be repeatedly applied until all New Securities available for purchase by holders of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock have been purchased or no holders remain who have indicated a desire to purchase any unsubscribed for portion in their notice to the Corporation.

                (b) "New Securities" shall mean (a) any capital stock of the Corporation, rights, options or warrants to purchase capital stock and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock and (b) so-called "high yield" bonds, debt instruments with equity like features or other similar debt instruments, which bear a rating lower than investment-grade or are unrated, issued by the Corporation; provided, however, that the term "New Securities" does not include
             --------  -------
(i) the issuance of up to 4,243,037 shares of Common Stock issuable pursuant to options to purchase Common Stock under the Stock Option Plan, (ii) shares of Common Stock issued or issuable in connection with a Qualified Public Offering,
(iii) shares of Common Stock issued upon conversion of Convertible Preferred Stock, (iv) shares of Class I Series B Preferred Stock issued upon conversion of Class II Series B Preferred Stock, (v) shares of Class I Series C Preferred Stock issued upon conversion of Class II Series C Preferred Stock, (vi) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (vii) the Spinway Warrant, (viii) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, (ix) shares of Common Stock in exchange for shares of Tutopia Stock upon a change-in-control of the Corporation pursuant to the Tutopia Stockholders Agreement, (x) shares of Common Stock and/or Convertible Preferred Stock issued pursuant to the Tutopia Put Agreement, or
(xi) any shares of capital stock of the Corporation, rights, options or warrants to purchase capital stock and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock that have been approved in advance by the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

                (c) In the event the Corporation proposes to undertake an issuance of New Securities, it shall give each holder of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock written notice of its intention, describing the type of New Securities and the price and the terms upon which the Corporation proposes to issue the same. Each such holder shall have twenty (20) days from the date of receipt of any such notice to agree to purchase its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Corporation and stating therein the quantity of New Securities to be purchased.

                (d) The Corporation shall have ninety (90) days after expiration of the twenty (20) day period described in Section 9(c) to sell any New Securities with respect to which a Preemptive Right was not exercised, at a price not less than and upon terms no more favorable in the aggregate to the purchasers thereof than specified in the Corporation's notice. To the extent the Corporation does not sell all the New Securities offered within said ninety (90) day period, the Corporation shall not thereafter issue or sell such New Securities without first again offering such securities to each holder of Series A Convertible Preferred Stock or Common Stock issued upon conversion of Series A Convertible Preferred Stock in the manner provided above.

                (e) The rights granted under this Section 9 shall expire upon the earlier of (i) the closing of a Qualified Public Offering and (ii) such time as less than an aggregate of 25% of the authorized Convertible Preferred Stock remains outstanding.

         10.    RANKING.

                The Series A Convertible Preferred Stock shall rank pari passu with the Series B Convertible Preferred Stock and Series C Convertible Preferred Stock of the Corporation (which shall constitute Parity Securities for purposes hereof) and any other Parity Securities with respect to amounts receivable upon a Liquidation Event, dividends, rights and remedies upon Triggering Events or for any other purpose.

         11.    AMENDMENTS.

                This Certificate of Designation may not be amended without first obtaining the affirmative vote or written consent of the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting together as a single class, including the affirmative vote or written consent of the holders of a majority of the shares of Series A Convertible Preferred Stock.

                                                                       EXHIBIT D

                                     AMENDED
                   CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
                    PREFERENCES AND RELATIVE, PARTICIPATING,
                      OPTIONAL AND OTHER RIGHTS OF SERIES B
                           CONVERTIBLE PREFERRED STOCK
                                       OF
                                 IFX CORPORATION

                IFX Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies that, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors, at a meeting duly held on _______ __, 2001 adopted the following resolution:

                WHEREAS, the Board of Directors of the Corporation is authorized by the Restated Certificate of Incorporation to issue up to __________ shares of preferred stock in one or more series and, in connection with the creation of any series, to fix by the resolutions providing for the issuance of shares the powers, designations, preferences and relative, participating, optional or other rights of the series and the qualifications, limitations or restrictions thereof; and

                WHEREAS, the Board of Directors authorized and fixed the terms and provisions of the Class I and Class II Series B Convertible Preferred Stock of the Corporation pursuant to resolutions dated March 8 and May 2, 2001 and by filing with the Secretary of State of the State of Delaware a Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and other Rights of Series B Convertible Preferred Stock on May 3, 2001 (the "Original Certificate"); and

                WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to such authority and the requisite vote of the holders of the Series B Convertible Preferred Stock pursuant to the Original Certificate and the requisite vote of the holders of the common stock pursuant to the General Corporation Law of the State of Delaware, to amend and restate the Original Certificate in its entirety.

                NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized a series of preferred stock on the terms and with the provisions herein set forth on Annex A attached to this resolution.

                                           Name:  Joel Eidelstein
                                           Title: President

ATTEST:


________________________________
Name:
Title:

                                     ANNEX A

                      SERIES B CONVERTIBLE PREFERRED STOCK

                The powers, designations, preferences and relative, participating, optional or other rights of the Series B Convertible Preferred Stock of IFX Corporation (the "Corporation") are as follows:

         1.     DESIGNATION AND AMOUNT.

                This series of preferred stock shall be designated as "Series B Convertible Preferred Stock" and shall be divided into two classes: Class I Series B Convertible Preferred Stock ("Class I Series B Preferred Stock") and Class II Series B Convertible Preferred Stock ("Class B Series B Preferred Stock", and together with the Class I Series B Preferred Stock, the "Series B Convertible Preferred Stock"). The Series B Convertible Preferred Stock shall have $1.00 par value per share. The number of authorized shares of the Class I Series B Preferred Stock shall be 4,418,262 shares. The number of authorized shares of the Class II Series B Preferred Stock shall be 424,135 shares. Shares of the Series B Convertible Preferred Stock shall have a stated value of Three and 50/100 Dollars ($3.50) per share (the "Stated Value"). The Corporation has previously authorized and issued 2,030,869 shares of its Series A Convertible Preferred Stock, par value $1.00 per share (the "Series A Convertible Preferred Stock") having the number, powers, preferences and relative, participating, optional and other rights as set forth in the Second Amended Certificate of Designation filed with the Secretary of State of the State of Delaware on the date of the filing hereof (the "Series A Certificate"). The Corporation has also authorized _______ shares of its Series C Convertible Preferred Stock, par value $1.00 per share, consisting of _______ shares of Class I Series C Convertible Preferred Stock ("Class I Series C Preferred") and _______ shares of Class II Series C Convertible Preferred Stock ("Class II Series C Preferred" and, collectively, the "Series C Convertible Preferred Stock") having the number, powers, preferences and relative, participating, optional and other rights as set forth in the Certificate of Designation filed with the Secretary of State of the State of Delaware on the date of the filing hereof (the "Series C Certificate"). The Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and shares of any other class or series of preferred stock of the Corporation which is convertible, directly or indirectly, into Common Stock, whether at the time of issuance or upon passage of time or the occurrence of some future event, are collectively referred to herein as "Convertible Preferred Stock."

         2.     DIVIDENDS.

                (a) Right to Receive Dividends. Holders of Series B Convertible Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Corporation (the "Board of Directors").

                (b) Participation with Common Stock. In the event the Board of Directors shall elect to pay or declare and set apart for payment any dividend on any shares of common stock, par value $.02 per share, of the Corporation (the "Common Stock") in cash out of funds legally available therefor or in stock or other consideration, the holders of the Series B

Convertible Preferred Stock shall be entitled to receive, before any dividend shall be declared and paid or set aside for the Common Stock, dividends payable in the form and in an amount per share equal to the per share amount that would have been payable to such holders had such holders converted their Series B Convertible Preferred Stock into Common Stock and had all other holders of Convertible Preferred Stock converted such shares into Common Stock.

                  (c) Dividend Preference. Dividends on the Series B Convertible Preferred Stock shall be payable before any dividends or distributions or other payments shall be paid or set aside for payment upon the Common Stock or any other stock ranking on liquidation or as to dividends or distributions junior to the Series B Convertible Preferred Stock (any such stock, together with the Common Stock, being referred to hereinafter as "Junior Stock"). If there shall be outstanding shares of any class or series of capital stock which is entitled to share ratably with the Series B Convertible Preferred Stock in the payment of dividends or distributions or upon liquidation ("Parity Securities"), no full dividends shall be declared or paid or set apart for payment on any such securities unless dividends have been or contemporaneously are ratably declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series B Convertible Preferred Stock.

           3.     LIQUIDATION PREFERENCE.

                  (a) In the event of any bankruptcy, liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, each holder of Series B Convertible Preferred Stock at the time thereof shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of the Common Stock or other Junior Stock by reason of their ownership of such stock, an amount per share of Series B Convertible Preferred Stock equal to the sum of

                          (i)  (x) the applicable Stated Value plus any declared
and unpaid dividends to the date of liquidation, plus (y) 10% of such Stated Value per annum, calculated from the date of issuance of such share through date of payment of the Liquidation Preference as set forth in this Section 3 ((x) and (y), collectively, the "Stated Preference"); plus

                          (ii) an amount equal to such amount per share of
Series B Preferred Stock as would have been payable had each share of Series B Preferred Stock and all outstanding shares of Convertible Preferred Stock been converted into Common Stock immediately prior to such bankruptcy, liquidation, dissolution or winding up of the Corporation after giving effect to the full payment of the Stated Preference under the preceding paragraph (i) and the stated preference of the other Convertible Preferred Stock;

provided, that if the amount payable per share of Series B Convertible Preferred Stock pursuant to the foregoing paragraphs (i) and (ii) exceeds three and one-half (3-1/2) multiplied by the Stated Preference (the "Maximum Amount"), each holder of Series B Convertible Preferred Stock shall only be entitled to receive such Maximum Amount. The sum of the amounts in (i) and (ii) above is referred to herein as the "Liquidation Preference". For purposes of the foregoing, shares of Class I Series B Preferred Stock issued upon conversion of the Class II Series B Preferred Stock shall be deemed to have been issued at the time such shares of Class II Series B Preferred Stock were issued.

After the payment of the full Liquidation Preference on account of all shares of Series B Convertible Preferred Stock as set forth in this Section 3 and any preferential amounts to which the holders of Parity Securities are entitled, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock. If the assets and funds legally available for distribution among the holders of Series B Convertible Preferred Stock shall be insufficient to permit the payment to the holders of the full aforesaid Liquidation Preference, then the assets and funds shall be distributed ratably among holders of Series B Convertible Preferred Stock in proportion to the number of shares of Series B Convertible Preferred Stock owned by each holder. If the assets and funds of the Corporation available for distribution to stockholders upon any bankruptcy, liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to permit the payment to holders of the full aforesaid Liquidation Preference and amounts payable to holders of outstanding Parity Securities, the holders of Series B Convertible Preferred Stock and the holders of such other Parity Securities shall share ratably (and ratably as to cash, in-kind or other distributions) in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

                  (b) Except as described in the following sentence, a merger, recapitalization, reorganization, sale of voting control to a single buyer or a group of related buyers in one or a series of related transactions, or other business combination transaction involving the Corporation in which the shareholders of the Corporation immediately prior to the consummation of such transaction do not own at least a majority of the outstanding shares of the surviving corporation or the Corporation (as applicable) immediately following the consummation of such transaction or sale of all or substantially all of the assets of the Corporation (collectively, a "Liquidation Event") shall be deemed to be a liquidation of the Corporation. Notwithstanding the foregoing, the following shall not be deemed to be a Liquidation Event: (i) a merger, recapitalization, sale of voting control or other business combination transaction with an Affiliate (as such term is defined in Section 12b-2 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended) of UBS Capital Americas III, L.P. or UBS Capital LLC (together with any such Affiliate, "UBS"), or (ii) a merger of the Corporation with a public company (A) in which the merger consideration to be received by the holders of the Series B Convertible Preferred Stock is fully registered marketable securities (the "Merger Shares") which are not subject to any restrictions on transfer, (B) in which the value of such merger consideration for each share of Series B Convertible Preferred Stock, valued at the average closing price of the Merger Shares for the 30 days prior to the consummation of the merger, or such lesser period which follows the public announcement of the merger, is greater than 110% of the Liquidation Preference per share as of the date of consummation of the merger, and (C) with aggregate trading volume for the 30 calendar days prior to the merger date of at least 10 times the aggregate number of Merger Shares received by all holders of Convertible Preferred Stock.

                  (c) In any Liquidation Event, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

                          (i) Securities not subject to investment letter or
other similar restrictions on free marketability covered by subsection (ii) below:

                                    (A)  If traded on a securities exchange or
         through The Nasdaq National Market or Small Cap Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing of the Liquidation Event;

                                    (B)  If actively traded over-the-counter,
         the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three (3) days prior to the closing of the Liquidation Event; and

                                    (C)  If there is no active public market,
         the value shall be the fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

                                    (ii) The method of valuation of securities
subject to investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in subsections (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

          4.    VOTING RIGHTS.

                In addition to any voting rights provided elsewhere herein or in the Corporation's Certificate of Incorporation, as it may be amended or restated from time to time (the "Certificate of Incorporation"), and any voting rights provided by law, the holders of shares of Series B Convertible Preferred Stock shall have the following voting rights:

                (a) Election of Directors.

                [Section 4(a) shall read as follows if certain of the Company's indebtedness has been restructured in a manner satisfactory to UBS and the
Company:

                                    (i)  Subject to the terms hereof, the
holders of the Class I Series B Preferred Stock, together with the holders of any other class or series of Convertible Preferred Stock, the terms of which expressly entitle the holder thereof to vote in the election of directors designated by holders of Convertible Preferred Stock (collectively, "Voting Preferred Stock") shall have the right to elect four (4) directors, one (1) of which shall be an Independent Director (as defined below). Such directors shall be elected by the holders of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class. "Independent Director" has the meaning specified in Rule 4200(a)(14) of the NASD listing standards, as in effect on the date hereof and as the same may be amended or supplemented, or in any successor rule or regulation.

                                    (ii) Any director elected by the holders of
Voting Preferred Stock shall be referred to herein as a "Preferred Director." Subject to Section 4(a)(v), the initial term of any director to be appointed pursuant to Section 4(a)(i) will commence upon his/her election by the holders of Voting Preferred Stock and shall expire at the first annual meeting of stockholders of the Corporation following his/her election. Upon expiration of the initial term of such Preferred Director, so long as the Voting Preferred Stock is outstanding, the holders of such Voting Preferred Stock shall have the right to elect a Preferred Director to replace such director in the same manner described above in Section 4(a)(i). Subject to
Section 4(a)(v), a Preferred Director so elected shall hold office for a term expiring at the annual meeting of stockholders in the year following the election of such director. Notwithstanding the foregoing, but subject to Section 4(a)(v), a Preferred Director elected under Section 4(a)(i) shall serve until such Preferred Director's successor is duly elected and qualified or until such director's earlier removal as provided in Section 4(a)(iii) or death or resignation and, in the event a vacancy occurs, a replacement Preferred Director shall be selected as provided in Section 4(a)(i).

                          (iii) A Preferred Director may be removed by, and
shall not be removed except by, the vote of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class.

                          (iv)  The Corporation shall at all times reserve and
keep available sufficient vacant seats on the Board of Directors solely for the purpose of enabling the holders of the Voting Preferred Stock to designate Preferred Directors as provided in this Section 4(a).

                          (v)   This Section 4(a) shall survive a Qualified
Public Offering (as defined in Section 5(b) below) and until such time thereafter as less than an aggregate of 25% of the authorized Convertible Preferred Stock remains outstanding.

                          (vi)  The holders of shares of Class II Series B
Preferred Stock shall not be entitled to vote in elections of directors.]

[Section 4(a) shall read as follows if certain of the Company's indebtedness has NOT been restructured in a manner satisfactory to UBS and the Company:

The holders of shares of Class I Series B Preferred Stock shall be entitled to vote in elections of directors. The holders of shares of Class II Series B Preferred Stock shall not be entitled to vote in elections of directors.]

                  (b) Certain Corporate Actions. Until a Qualified Public Offering or until such time as less than an aggregate of 25% of the authorized Convertible Preferred Stock remains outstanding, the Corporation shall not, and shall not permit any of its subsidiaries to, without first obtaining the affirmative vote or written consent of the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class:

                          (A) amend, repeal, modify or supplement any provision of the Certificate of Incorporation (including any certificate of designation forming a part thereof), the Bylaws of the Corporation, or any successor certificate of incorporation or bylaws or this Amended Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series B Convertible Preferred Stock (the "Certificate of Designation");

                         (B) authorize or permit the Corporation or any subsidiary of the Corporation to issue any capital stock or any options, warrants or other rights exchangeable or exercisable therefor, other than (i) shares of Series C Convertible Preferred Stock pursuant to the Series C Convertible Preferred Stock Purchase Agreement, dated as of October 11, 2001, among the Corporation and UBS (the "Preferred Stock Purchase Agreement"), (ii) Common Stock upon conversion of Convertible Preferred Stock, or upon the exercise of stock options to purchase up to 4,243,037 shares of Common Stock,
          (iii) shares of Class I Series B Preferred Stock issued upon conversion of Class II Series B Preferred Stock, (iv) shares of Class I Series C Preferred Stock issued upon conversion of Class II Series C Preferred Stock, (v) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (vi) up to $15 million of Common Stock, issued as consideration for any acquisition approved by a majority of the Board of Directors (without the affirmative vote of the [Preferred Directors]), provided such Common Stock is valued at no less than the greater of (1) the Stated Value (as adjusted for stock splits, combinations, stock dividends and the like) and (2) the average of the closing price for the Common Stock for the 30 days prior to the issuance, (vii) a warrant to purchase 210,000 shares of Common Stock to Spinway, Inc. (the "Spinway Warrant"), (viii) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, (ix) shares of Common Stock in exchange for shares of common stock, par value $.001 per share ("Tutopia Stock"), of Tutopia.com, Inc. ("Tutopia"), upon a change-in-control of the Corporation pursuant to the Stockholders Agreement, dated as of April 24, 2000, by and among the Corporation, Tutopia and the other parties signatory thereto (the "Tutopia Stockholders Agreement") or (x) shares of Common Stock and/or Convertible Preferred Stock issued pursuant to that certain Put Agreement, dated ___________, 2001 among the Corporation, UBS and the other parties named therein (the "Tutopia Put Agreement");

                         (C) reclassify any class or series of any Common Stock into shares having any preference or priority as to dividends or liquidation superior to or on a parity with any such preference or priority of Convertible Preferred Stock;

                         (D) authorize or effect, in a single transaction or through a series of related transactions, (1) a liquidation, winding up or dissolution of the Corporation or adoption of any plan for the same; (2) a Liquidation Event; or (3) any direct or indirect purchase or other acquisition by the Corporation or any of its subsidiaries of any capital stock (other than the Convertible Preferred Stock pursuant to its terms);

                         (E) enter into or otherwise become a party to any agreement whereby any shareholder or shareholders of the Corporation shall transfer capital stock of the Corporation to an independent third party or a group of independent third parties pursuant to which such parties acquire capital stock of the Corporation possessing the voting power to elect a majority of the Board of Directors;

                         (F) declare or pay or set aside for payment any dividend or distribution or other payment upon the Common Stock or upon any other Junior Stock, nor redeem, purchase or otherwise acquire any Common Stock or other Junior Stock for any consideration (or pay or make available any moneys, whether by means of a sinking fund or otherwise, for the redemption of or other distribution or payment with respect to any shares of any Common Stock or other Junior Stock), except for the repurchase of shares of Common Stock from directors, consultants or employees of the Corporation or any subsidiary pursuant to agreements approved by the disinterested directors on the Board of Directors, under which the Corporation has the right to repurchase such shares upon the occurrence of certain events, including but not limited to, termination of employment or services;

                         (G) approve the annual budget of the Corporation and its subsidiaries (the "Annual Budget");

                         (H) enter into any financial commitment over and above those approved in the annual budget in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                         (I) dismiss or hire or modify or enter into any employment agreement, non-competition agreement, bonus or stock issuance arrangements or other compensation (including, without limitation, fringe benefit) arrangements with its President, Chief Executive Officer or Chief Financial Officer, or other equivalent or senior level officer;

                         (J) permit the creation or existence of any lien, mortgage, pledge, hypothecation, assignment, security interest, charge or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on any of the Corporation's or any of its subsidiaries' assets with an aggregate value in excess of $15 million, except as part of any financing in the ordinary course of business;

                         (K) make any capital expenditure in any fiscal year in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                         (L) acquire any assets or equity or other interest in any other entity with a value in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                         (M) incur indebtedness for borrowed money (including, without limitation, any capitalized lease obligations, accounts receivable financing or other asset-backed financing), any guarantee or other similar contingent obligation or any lease financing (whether a capitalized lease, operating lease, pursuant to a sale leaseback arrangement or otherwise), in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                    (N) amend, supplement, restate, revise, waive or otherwise modify any stock option plan, agreement or other arrangement of the Corporation (each, a "Stock Option Plan"), as in effect on _______, 2001;

                    (O) create or adopt any stock option plan, stock appreciation rights plan, bonus plan or similar plan that was not in existence on __________, 2001, except as approved by the Compensation Committee of the Board of Directors;

                    (P) dispose of or acquire assets with a value in excess of $15 million other than in the normal course of business;

                    (Q) liquidate, dissolve or voluntarily elect to commence bankruptcy or insolvency proceedings under applicable laws;

                    (R) change in any material respect the nature of the business of the Corporation and its subsidiaries taken as a whole;

                    (S) enter into any transaction, or any agreement or understanding with any affiliate of the Corporation or any subsidiary thereof, other than a wholly-owned subsidiary of the Corporation;

                    (T) (i) solicit or negotiate any inquiries or proposals with respect to (x) any direct or indirect issuance, sale, disposition or redemption of any securities of Latin Guide, Inc. ("LGI"), Tutopia or any of Tutopia's subsidiaries, (y) the direct or indirect sale or disposition of all or any material portion of the assets or business of LGI, Tutopia or any of Tutopia's subsidiaries, or (z) any merger, reorganization, consolidation or recapitalization or other similar transaction involving LGI, Tutopia or any of Tutopia's subsidiaries; or (ii) discuss with or provide to any person or entity information of LGI, Tutopia or any of Tutopia's subsidiaries with respect to or in contemplation of any of the foregoing; or

                    (U) agree to do any of the foregoing.

          (c) Additional Voting Rights. Except as required by law, the holders of Series B Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote together as a single class with the holders of Common Stock (and any other capital stock of the Corporation entitled to vote), on an as-converted basis, upon any matter submitted to the stockholders for a vote as follows: (i) the holders of the Series B Convertible Preferred Stock and the holders of the other Convertible Preferred Stock shall have one (1) vote for each full share of Common Stock into which their respective shares of Convertible Preferred Stock held on the record date for the vote are convertible (whether or not convertible on such date) and (ii) the holders of Common Stock shall have one (1) vote per share of Common Stock. Notwithstanding the foregoing, Class II Preferred Stock shall not be entitled to vote in elections of directors.

          (d) Manner of Voting. Whenever a vote of the holders of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and/or other shares of Convertible Preferred Stock shall be taken pursuant to the provisions of this Certificate of Designation or otherwise, the holders of Series B Convertible Preferred Stock and the holders of the other Convertible Preferred Stock shall have one (1) vote for each full share of Common Stock into which their respective shares of Convertible Preferred Stock held on the record date for the vote are convertible (whether or not convertible on such date).

     5.   CONVERSION.

          Shares of Series B Convertible Preferred Stock may be converted into shares of Common Stock, on the terms and conditions set forth in this Section 5.

          (a) Optional Conversion.

                   (i) At any time and from time to time, each holder of shares of Class I Series B Preferred Stock may, upon written notice to the Corporation, convert all or any portion of such shares held by such holder into the number of shares of Common Stock determined by dividing (x) the applicable Stated Preference multiplied by the number of shares surrendered for conversion plus any declared but unpaid dividends on such shares, by (y) the Conversion Price on the date of conversion determined in accordance with Section 5(c).

                   (ii) References in this Section 5 to "Common Stock" shall include all stock or other securities or property (including cash) into which Common Stock is converted following any merger, reorganization or reclassification of the capital stock of the Corporation.

          (b) Mandatory Conversion. Each share of Series B Convertible Preferred Stock shall automatically be converted into such number of shares of Common Stock as is determined by dividing (x) the Stated Preference multiplied by the number of shares surrendered for conversion plus any declared but unpaid dividends on such shares, by (y) the Conversion Price on the date of conversion determined in accordance with Section 5(c), without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, upon the closing of an underwritten public offering of shares of Common Stock for which the Corporation has obtained a firm commitment from one or more underwriter(s) for at least: $60 million of Common Stock and in which the Corporation receives gross proceeds from the sale of Common Stock to the public of at least $45 million (before deduction of underwriter's discounts and commissions), and which values the equity of the Corporation at no less than $200 million pre-offering (a "Qualified Public Offering"). Except for the purposes of the calculation in the immediately preceding sentence, in the event of a Qualified Public Offering, the person(s) entitled to receive the Common Stock issuable upon conversion of Series B Convertible Preferred Stock shall not be deemed to have converted such Series B Convertible Preferred Stock until the closing of such offering.

          (c) Conversion Price. The Conversion Price per share for the Series B Convertible Preferred Stock shall be Three and 00/100 Dollars ($3.00), subject to adjustment as provided in Section 6 hereof.

          (d) Common Stock. The Common Stock to be issued upon conversion hereunder shall be fully paid and nonassessable.

          (e) Procedures for Conversion.

                    (i) In order to convert shares of Class I Series B Preferred Stock into shares of Common Stock pursuant to Section 5(a) (or, in the case of an automatic conversion of Class I Series B Preferred Stock and Class II Series B Preferred Stock pursuant to Section 5(b), to receive a certificate for such holder's shares of Common Stock outstanding as a result of such conversion), the holder shall surrender the certificate or certificates therefore, duly endorsed for transfer, at any time during normal business hours, to the Corporation at its principal or at such other office or agency then maintained by it for such purpose (the "Payment Office"), accompanied, in the case of a conversion pursuant to Section 5(a), by written notice to the Corporation of such holder's election to convert and (if so required by the Corporation or any conversion agent) by an instrument of transfer, in form reasonably satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or by his duly authorized attorney, and any taxes required pursuant to Section 5(e)(iii). As promptly as practicable after the surrender for conversion of any share of Series B Convertible Preferred Stock in the manner provided in the preceding sentence, and the payment in cash of any amount required by the provisions of Section 5(e)(iii), but in any event within five Trading Days of such surrender for payment, the Corporation will deliver or cause to be delivered at the Payment Office to or upon the written order of the holder of such shares, certificates representing the number of full shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares in proper order for conversion, and all rights of the holder of such shares as a holder of such shares shall cease at such time and the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time; provided, however, that any such surrender and payment on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the Conversion Price in effect at such time on such succeeding day.

          For purposes hereof, "Trading Day" shall mean (i) any day on which stock is traded on the principal stock exchange on which the Common Stock is listed or admitted to trading, (ii) if the Common Stock is not then listed or admitted to trading on any stock exchange but is traded on the Nasdaq Stock Market, any day on which stock is traded on the Nasdaq Stock Market, or (iii) if the Common Stock is not then traded on the Nasdaq Stock Market, any day on which stock is traded in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices).

                    (ii) The Corporation shall not be required to issue fractional shares of Common Stock upon conversion of shares of Series B Convertible Preferred Stock. At the Corporation's discretion, in the event the Corporation determines not to issue fractional shares, in lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the closing price of the Common Stock on the date of conversion.

                    (iii) The issuance of certificates for shares of Common Stock upon conversion shall be made without charge for any issue, stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of record of the shares converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.

          (f) Reservation of Stock Issuable Upon Conversion. The Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock, 5,154,639 shares of Common Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Convertible Preferred Stock without regard to whether the holders of Series B Convertible Preferred Stock are then entitled to convert, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, taking appropriate board action, recommending such an increase to the holders of Common Stock, holding shareholders meetings, soliciting votes and proxies in favor of such increase to obtain the requisite stockholder approval and upon such approval, the Corporation shall reserve and keep available such additional shares solely for the purpose of effecting the conversion of the shares of the Series B Convertible Preferred Stock.

          (g) Merger, Etc.

                    (i) Notwithstanding any other provision hereof, in case of any merger or other business combination transaction involving the Corporation which does not constitute a Liquidation Event, then, concurrently with the consummation of such transaction, provision shall be made so that each share of Series B Convertible Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Series B Convertible Preferred Stock would have been entitled assuming conversion immediately prior to the closing of the transaction.

                    (ii) In case of any merger or other business combination transaction involving the Corporation which does not constitute a Liquidation Event, in which the Corporation is not the surviving entity, and the Corporation or the holders do not otherwise convert all outstanding shares of Series B Convertible Preferred Stock, the Series B Convertible Preferred Stock shall be converted into or exchanged for and shall become shares of the surviving corporation having, in respect of the surviving corporation, substantially the same powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereon, that the Series B Convertible Preferred Stock had immediately prior to such transaction.

          (h) Conversion of Class II Series B Preferred Stock.

                   (i) Beginning on May 3, 2002 each holder of shares of Class II Series B Preferred Stock may at any time convert all or any portion of such shares held by such holder into one share of Class I Series B Preferred Stock for each share of Class II Series B Preferred Stock surrendered for conversion. The holder of each share of Class II Series B Preferred Stock to be converted shall surrender the certificate or certificates therefor, duly endorsed for transfer, at any time during normal business hours, to Payment Office, accompanied by written notice to the Corporation of such holder's election to convert. Within 5 Trading Days of such surrender the Corporation will deliver or cause to be delivered at the Payment Office, certificates representing the number of shares of Class I Series B Preferred Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares.

                   (ii) The Corporation shall reserve and keep available out of its authorized but unissued shares of Class I Series B Preferred Stock, solely for the purpose of effecting the conversion of the shares of the Class II Series B Preferred Stock, 424,135 shares of Class I Series B Preferred Stock. If at any time the number of authorized but unissued shares of Class I Series B Preferred Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class II Series B Preferred Stock without regard to whether the holders of Class II Series B Preferred Stock are then entitled to convert, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class I Series B Preferred Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, taking appropriate board action, recommending such an increase to the stockholders, holding stockholders meetings, soliciting votes and proxies in favor of such increase to obtain the requisite stockholder approval and upon such approval, the Corporation shall reserve and keep available such additional shares solely for the purpose of effecting the conversion of the shares of the Class II Series B Preferred Stock.

     6.   ADJUSTMENTS.

          The Conversion Price shall be subject to adjustment from time to time as set forth in this Section 6. The Corporation shall give holders of Series B Convertible Preferred Stock notice of any event described below which requires an adjustment pursuant to this Section 6 at the time of such event.

          (a) Definitions. As used in this Section 6, the following terms have the respective meanings set forth below:

          "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation after the Closing (as defined in the Preferred Stock Purchase Agreement).

          "Convertible Securities" shall mean evidences of indebtedness, shares of stock of other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

          "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of Series C Convertible Preferred Stock outstanding on such date and other securities convertible into, or options or warrants to purchase, shares of Common Stock outstanding on such date, whether or not such options, warrants or other securities are presently convertible or exercisable.

          "Other Property" shall have the meaning set forth in Section 6(i).

          "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Corporation or any subsidiary of the Corporation, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

          "Overage" shall mean the total number of shares of Common Stock issued in connection with the Subject Transactions above the Share Allowance.

          "Permitted Issuances" shall mean (i) the issuance of up to 4,243,037 shares of Common Stock issuable pursuant to options to purchase Common Stock under the Stock Option Plan, (ii) shares of Common Stock issued or issuable in connection with a Qualified Public Offering, (iii) shares of Common Stock issued in connection with the Subject Transactions or upon conversion of Convertible Preferred Stock, (iv) shares of Class I Series B Preferred Stock issued upon conversion of the Class II Series B Preferred Stock, (v) shares of Class I Series C Preferred Stock issued upon conversion of Class II Series C Preferred Stock, (vi) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (vii) the issuance of an aggregate of up to 100,000 additional shares of Common Stock (as adjusted for stock splits, combinations, stock dividends and the like) in transactions approved by a majority of the Board of Directors, (viii) the issuance of an aggregate of up to another 100,000 additional shares of Common Stock (as adjusted for stock splits, combinations, stock dividends and the like) in transactions approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (ix) the Spinway Warrant, (x) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, (xi) shares of Common Stock and/or Convertible Preferred Stock issued pursuant to the Tutopia Put Agreement, and (xii) such other issuances as shall be approved in advance by the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

          "Qualified Private Offering" shall mean a private equity offering to investors other than UBS resulting in gross proceeds to the Corporation of at least $30 million, in which the securities issued contain anti-dilution provisions no more favorable to the investor than the anti-dilution provisions of the Series B Convertible Preferred Stock which take effect following the consummation of a Qualified Private Offering.

          "Share Allowance" shall mean 428,571 shares of Common Stock.

          "Stock Option Plan" shall mean the IFX Corporation Directors Stock Option Plan, the 1998 IFX Corporation Stock Option and Incentive Plan, as amended, and the IFX Corporation 2001 Stock Option Plan.

          "Subject Transactions" shall mean (i) any acquisition consummated prior to the filing hereof, including, without limitation, the acquisitions of Mr. Help Informatica S/C Ltda., Zupernet Ltda. and Redescape, L.L.C., (ii) the Consulting Agreement, dated as of May 27, 1999 by and between the Corporation and Brian Reale and (iii) the conversion of Tutopia Stock into Common Stock pursuant to the Tutopia Stockholders Agreement.

          (b) Stock Dividends, Subdivisions and Combinations. If at any time the Corporation shall:

                     (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                     (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                     (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the applicable Conversion Price immediately after the occurrence of any such event shall be adjusted to equal the product of (A) the Conversion Price immediately prior to the occurrence of such event and (B) a fraction, the numerator of which shall be the number of Fully Diluted Outstanding shares of Common Stock immediately prior to the occurrence of such event and the denominator of which shall be the number of Fully Diluted Outstanding shares of Common Stock immediately after the occurrence of such event.

          (c) Issuance of Additional Shares of Common Stock.

                     (i) In the event that prior to the consummation of or in connection with a Qualified Private Offering, the Corporation shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for a consideration per Additional Share of Common Stock less than the applicable Conversion Price, then the applicable Conversion Price shall be reduced to the consideration per Additional Share of Common Stock paid for such Additional Shares of Common Stock.

                     (ii) In the event that following the consummation of a Qualified Private Offering, the Corporation shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for a consideration per Additional Share of Common Stock less than the applicable Conversion Price, then the applicable Conversion Price shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of Fully Diluted Outstanding shares of Common Stock immediately prior to such issue or sale multiplied by the then existing Conversion Price plus (y) the aggregate consideration, if any, received by the Corporation upon such issue or sale, by (B) the total number of Fully Diluted Outstanding shares of Common Stock outstanding immediately after such issue or sale.

                         (iii) The provisions of this Section 6(c) shall not
apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 6(b). No adjustment shall be made under this Section 6(c) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 6(d) or Section 6(e).

               (d) Issuance of Warrants or Other Rights. Except with respect to Permitted Issuances, if at any time the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the applicable Conversion Price in effect immediately prior to the time of such distribution, issue or sale, then the applicable Conversion Price shall be adjusted as provided in Section 6(c)(i) or (ii), as applicable, on the basis that (i) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share for such Additional Shares of Common Stock shall be deemed to be the lowest price per share at which such Additional Shares of Common Stock are issuable to such holders, and (iii) the Corporation shall have received all of the consideration, if any, payable for such warrants or other rights as of the date of the actual issuance thereof. No further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

               (e) Issuance of Convertible Securities. Except with respect to Permitted Issuances, if at any time the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the applicable Conversion Price in effect immediately prior to the time of such issue or sale, then the applicable Conversion Price shall be adjusted as provided in Section 6(c)(i) or (ii), as applicable, on the basis that (i) the maximum number of Additional Shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share of such Additional Shares of Common Stock shall be deemed to be the lowest possible price in any range of prices at which such Additional Shares of Common Stock are available to such holders, and (iii) the Corporation shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No further adjustment of the Conversion Price shall be made under this Section 6(e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 6(d). No further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase or any warrant or other right to purchase any such Convertible Securities for which adjustments thereof have been or are to be made pursuant to other provisions of this Section 6, no further adjustments shall be made by reason of such issue or sale.

               (f) Superseding Adjustment. If, at any time after any adjustment of the applicable Conversion Price shall have been made pursuant to Section 6(d) or 6(e) as the result of any issuance of warrants, rights or Convertible Securities, and either

                          (i)    such warrants or rights, or the right of
conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                          (ii)   the consideration per share for which shares of
Common Stock are issuable pursuant to such warrants or rights, or such other Convertible Securities, shall be increased or decreased by virtue of provisions therein contained,

then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the applicable Conversion Price, on the basis of

                          (iii)  treating the number of Additional Shares of
Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                          (iv)   treating any such warrants or rights or any
such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities.

               (g) Subject Transactions Adjustment. If the Corporation issues a number of shares of Common Stock greater than the Share Allowance in connection with the Subject Transactions, the Conversion Price shall be adjusted to a dollar resulting from the following:

                                $40,464,918
                   -------------------------------------
                   1.010948(12,919,702 + Overage) - 1,500,000

Notwithstanding the foregoing, an adjustment under this subsection (g) shall only be made to the extent such adjustment results in a reduction of the then current Conversion Price.

               (h) Other Provisions Applicable to Adjustments Under This Section. The following provisions shall be applicable to the making of adjustments provided for in this Section 6:

                         (i)  Computation of Consideration.  To the extent that
any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Corporation therefor shall be the amount of the cash received by the Corporation therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends, but not subtracting any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Corporation issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors, of such portion of the assets and business of the nonsurviving corporation as the Board of Directors in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants or other rights plus the additional consideration payable to the Corporation upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration, if any, received by the Corporation for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Corporation shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                  (ii) When Adjustments to Be Made; Class II Series B Preferred Stock Adjustments. The adjustments required by this Section 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. For the avoidance of doubt, shares of Class I Series B Preferred Stock issued upon conversion of Class II Series B Preferred Stock shall be entitled to the same adjustments to the Conversion Price, the number of shares of Common Stock issuable upon conversion thereof or otherwise under this Section 6, as if such shares of Class I Series B Preferred Stock had been issued at the time such shares of Class II Series B Preferred Stock were issued.

                  (iii) When Adjustment Not Required. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                  (iv) Escrow of Common Stock. If after any property becomes distributable as a result of the provisions of this Section 6 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of shares of Series B Convertible Preferred Stock exercises its conversion rights pursuant to Section 5, any Additional Shares of Common Stock issuable and other property distributable upon exercise by reason of such adjustment shall be held in escrow for such holder by the Corporation to be issued to such holder upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Corporation and escrowed property returned.

                  (v) Challenge to Good Faith Determination. Whenever the Board of Directors shall be required to make a determination in good faith of the fair value of any item under this Section 6, such determination may be challenged in good faith by holders of a majority of the outstanding shares of Convertible Preferred Stock, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Corporation and acceptable to such holder.

            (i) Other Action Affecting Common Stock. In case at any time or from time to time the Corporation shall take any action in respect of its Common Stock, other than any action described in this Section 6 for which a specific adjustment is provided, then, unless such action will not have a materially adverse effect upon the rights of the holders of shares of Series B Convertible Preferred Stock, the number of shares of Common Stock or other stock into which such shares of Series B Convertible Preferred Stock are convertible and/or the applicable Conversion Price shall be adjusted in such manner as may be equitable in the circumstances.

                  (j) Certain Limitations. Notwithstanding anything herein to the contrary, the Corporation shall not enter into any transaction which, by reason of any adjustment hereunder, would cause the applicable Conversion Price to be less than the par value per share of Common Stock.

                  (k) Notice of Adjustments. Whenever the number of shares of Common Stock into which shares of Series B Convertible Preferred Stock are convertible or whenever the applicable Conversion Price shall be adjusted pursuant to this Section 6, the Corporation shall forthwith prepare a certificate to be executed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors determined the fair value of any consideration referred to in Section 6(h)(i)), specifying any change in the applicable Conversion Price or the number of shares of Common Stock into which shares of Series B Convertible Preferred Stock are convertible and (if such adjustment was made pursuant to Section 5(g)(i) or 6(h)) describing the number and kind of any other shares of stock or Other Property into which shares of Series B Convertible Preferred Stock are convertible, and any change in the applicable Conversion Price or prices thereof, after giving effect to such adjustment or change. The Corporation shall promptly cause a signed copy of such certificate to be delivered to the holders of Series B Convertible Preferred Stock. The Corporation shall keep at the Payment Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the holders of Series B Convertible Preferred Stock or any prospective purchaser of shares of Series B Convertible Preferred Stock designated by such holders.

         7.       TRIGGERING EVENTS.

                  Any of the following actions or events shall constitute a "Triggering Event" for purposes hereof:

                  (a) Failure to Pay Dividends. The Corporation shall fail to pay any dividend on any Series B Convertible Preferred Stock which it is required to pay in accordance with Section 2 for any reason, including but not limited to, that such payment is prohibited by applicable law or the Board of Directors elect not to pay such dividend, or shall otherwise violate any term of
Section 2 and such failure shall not be cured within a period of 30 days after such violation (which cure shall be effected in a manner ensuring the holders the same yield as if such violation had not occurred).

                  (b) Failure of Voting Rights. The Corporation shall enter into any transaction or take any action required to be approved by holders of Series B Convertible Preferred Stock without obtaining the requisite approval of the holders of the Series B Convertible Preferred Stock.

                  (c) Failure to Convert. The Corporation shall fail for any reason to issue Common Stock or Class I Series B Preferred Stock, as applicable, as required under Section 5 upon the request of any holder of Class I Series B Preferred Stock or Class II Series B Preferred Stock, as the case may be, as provided in Section 5 or shall fail for any reason to comply in any material respect with any term of Section 5(f) or any other term of Section 5 hereof.

                  (d) Registration Rights Agreement. The Corporation shall fail in any material respect to comply with the rights of the holders of Series B Convertible Preferred Stock pursuant to the Second Amended and Restated Registration Rights Agreement, dated as of _______, 2001, among the Corporation, UBS and certain other stockholders of the Corporation, and such failure shall continue for a period of 30 days after notice from any such holder.

                  (e) Preferred Stock Purchase Agreement. The Corporation shall fail to comply with Section 6(f) or 6(g) of the Preferred Stock Purchase Agreement and such failure shall continue for a period of 30 days after notice from the Purchasers or the representations made under Section 4(c) or 4(u) of the Preferred Stock Purchase Agreement shall prove to have been incorrect or misleading in any material respect when made pursuant thereto or any other material representation made under the Preferred Stock Purchase Agreement shall prove to have been incorrect or misleading in any substantial material respect when made.

                  (f) There shall have occurred and be continuing a "Triggering Event" pursuant to the terms of any other class or series of Convertible Preferred Stock.

                  (g) Notwithstanding the foregoing, if a majority of the [Preferred Directors] directors affirmatively vote in favor of a transaction or other action by the Corporation which would constitute a Triggering Event under
Section 7(b) or 7(d), such action or event shall not be considered a Triggering Event.

         8.       REMEDIES.

                  (a) In the event that a Triggering Event described in Section 7 shall occur and be continuing, each holder of Series B Convertible Preferred Stock shall be entitled to receive all cash and other dividends, distributions and other payments which would be paid or payable to a holder of a number of shares of Common Stock into which the shares of Series B Convertible Preferred Stock held by such holder are convertible at such time (without regard to the number of shares of Common Stock which are authorized or reserved for issuance at such time and without regard to whether such shares of Series B Convertible Preferred Stock are then currently convertible into Common Stock at the option of the holder).

(b) [Section 8(b) shall read as follows if certain of the Company's indebtedness has been restructured in a manner satisfactory to UBS and the Company: Upon the occurrence and during the continuance of any Triggering Event, to the extent the Preferred Directors do not already constitute a majority of the Board of Directors, the size of the Board of Directors shall immediately be increased by the minimum number of directors which, if all of such additional directors were deemed "Preferred Directors," would result in such Preferred Directors constituting a majority of the Board of Directors, and the holders of Voting Preferred Stock shall be entitled to appoint such newly created directors by vote of the holders of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class.]

[Section 8(b) shall read as follows if certain of the Company's indebtedness has NOT been restructured in a manner satisfactory to UBS and the Company:

Upon the occurrence and during the continuance of any Triggering Event, the size of the Board of Directors shall immediately be increased by the minimum number of directors which, if all of such additional directors were appointed by the holders of Voting Preferred Stock, would result in such directors constituting a majority of the Board of Directors, and the holders of Voting Preferred Stock shall be entitled to appoint such newly created directors by vote of the holders of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class.]

     (c) Upon the occurrence and during the continuance of any Triggering Event, any holder of shares of Series B Convertible Preferred Stock, at its election, may, by notice to the Corporation (the "Put Notice"), demand repurchase of all or any portion of such holder's shares of Series B Convertible Preferred Stock for a cash purchase price in an amount per share equal to the Liquidation Preference. The Corporation shall, on the date (not less than 10 business days after the date of the Put Notice) designated in such Put Notice, repurchase from the holder such holder's shares of Series B Convertible Preferred Stock specified in the Notice. On the date of any repurchase of shares of Series B Convertible Preferred Stock pursuant to this Section 8(c), the holder thereof shall surrender for redemption a certificate for the number of shares of Series B Convertible Preferred Stock being redeemed, without any representation or warranty (other than that the holder has good and marketable title thereto, free and clear of liens, encumbrances and restrictions of any kind), against payment therefor of the repurchase price by, at the option of the holder, (i) wire transfer to an account designated by the holder for such purpose or (ii) a certified or official bank check payable to the order of the holder. If less than all of the holder's shares of Series B Convertible Preferred Stock represented by a single certificate are being redeemed, the Corporation shall cancel such certificate and issue in the name of, and deliver to, the holder a new certificate for the portion not being redeemed. At any time following delivery of a Put Notice but prior to the date of repurchase, any holder of Series B Convertible Preferred Stock may, by notice to the Corporation, withdraw the repurchase demand contained in the Put Notice. Notwithstanding the foregoing, the holders of Series B Preferred Stock shall not be entitled to exercise their repurchase rights hereunder unless the holders of Convertible Preferred Stock elect to exercise such repurchase rights by vote of the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

     (d) The Corporation stipulates that the remedies at law of each holder of Series B Convertible Preferred Stock in the event of any Triggering Event or threatened Triggering Event or otherwise or other failure in the performance of or compliance with any of the terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without requiring any holder to post a bond or other security except to the extent required by applicable law.

          (e) Any holder of Series B Convertible Preferred Stock shall be entitled to recover from the Corporation the reasonable attorneys' fees and expenses incurred by such holder in connection with any Triggering Event or enforcement by such holder of any obligation of the Corporation hereunder.

          (f) No failure or delay on the part of any holder of Series B Convertible Preferred Stock in exercising any right, power or remedy hereunder or under applicable law or otherwise shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or otherwise.

     9.   PREEMPTIVE RIGHT.

          (a) Each holder of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock, shall have a right of first refusal (the "Preemptive Right") to purchase its pro rata share, based on such holder's percentage ownership interest in the Corporation, of New Securities (as defined below) which the Corporation, from time to time, proposes to sell and issue (subject to such requirements and restrictions imposed by the Securities Act of 1933, as amended, and state securities laws and to the actual issuance of the New Securities). The pro rata shares of any holder of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock, for purposes of this Preemptive Right, shall be the ratio of (i) the number of shares of Common Stock owned, of record or beneficially, by such holder (including all shares issuable upon conversion of the Series B Convertible Preferred Stock, whether or not then currently convertible, or the exercise or conversion of any other option, warrant or convertible security held by such holder) immediately prior to the issuance of the New Securities, to (ii) the total number of shares of Common Stock issued and outstanding immediately prior to the issuance of the New Securities, determined on a fully diluted basis after giving effect to the exercise in full of then outstanding options and warrants and the conversion of all securities convertible into shares of Common Stock; provided, however, that if any holder
                                         --------  -------
of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock does not elect to purchase its entire pro rata share of such New Securities, then each other holder that has elected to purchase its entire pro rata share shall have the right to purchase up to a number of such unpurchased portion, in addition to its own, in the proportion that (1) the number of shares of Common Stock owned, of record or beneficially, by such holder (including all shares issuable upon conversion of the Series B Convertible Preferred Stock, whether or not then currently convertible, or the exercise or conversion of any other option, warrant or convertible security held by such holder) immediately prior to the issuance of the New Securities bears to
(2) the number of shares of Common Stock owned, of record or beneficially, by all holders of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock (including all shares issuable upon conversion of the Series B Convertible Preferred Stock, whether or not then currently convertible, or the exercise or conversion of any other option, warrant or convertible security held by such holders) immediately prior to the issuance of the New Securities. The overallotment mechanism set forth in this paragraph shall be repeatedly applied until all New Securities available for purchase by holders of Series B Convertible Preferred Stock or Common

Stock issued upon conversion of Series B Convertible Preferred Stock have been purchased or no holders remain who have indicated a desire to purchase any unsubscribed for portion in their notice to the Corporation.

     (b) "New Securities" shall mean (a) any capital stock of the Corporation, rights, options or warrants to purchase capital stock and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock and (b) so-called "high yield" bonds, debt instruments with equity like features or other similar debt instruments, which bear a rating lower than investment-grade or are unrated, issued by the Corporation; provided, however,
                                                            --------  -------
that the term "New Securities" does not include (i) the issuance of up to 4,243,037 shares of Common Stock issuable pursuant to options to purchase Common Stock under the Stock Option Plan, (ii) shares of Common Stock issued or issuable in connection with a Qualified Public Offering, (iii) shares of Common Stock issued upon conversion of Convertible Preferred Stock, (iv) shares of Class I Series B Preferred Stock issued upon conversion of Class II Series B Preferred Stock, (v) shares of Class I Series C Preferred Stock issued upon conversion of Class II Series C Preferred Stock, (vi) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (vii) the Spinway Warrant, (viii) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, (ix) shares of Common Stock in exchange for shares of Tutopia Stock upon a change-in-control of the Corporation pursuant to the Tutopia Stockholders Agreement, (x) shares of Common Stock and/or Convertible Preferred Stock issued pursuant to the Tutopia Put Agreement, or (xi) any shares of capital stock of the Corporation, rights, options or warrants to purchase capital stock and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock that have been approved in advance by the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

     (c) In the event the Corporation proposes to undertake an issuance of New Securities, it shall give each holder of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock written notice of its intention, describing the type of New Securities and the price and the terms upon which the Corporation proposes to issue the same. Each such holder shall have twenty (20) days from the date of receipt of any such notice to agree to purchase its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Corporation and stating therein the quantity of New Securities to be purchased.

     (d) The Corporation shall have ninety (90) days after expiration of the twenty (20) day period described in Section 9(c) to sell any New Securities with respect to which a Preemptive Right was not exercised, at a price not less than and upon terms no more favorable in the aggregate to the purchasers thereof than specified in the Corporation's notice. To the extent the Corporation does not sell all the New Securities offered within said ninety (90) day period, the Corporation shall not thereafter issue or sell such New Securities without first again offering such securities to each holder of Series B Convertible Preferred Stock or Common Stock issued upon conversion of Series B Convertible Preferred Stock in the manner provided above.

          (e) The rights granted under this Section 9 shall expire upon the earlier of (i) the closing of a Qualified Public Offering and (ii) such time as less than an aggregate of 25% of the authorized Convertible Preferred Stock remains outstanding.

     10.  RANKING.

          The Series B Convertible Preferred Stock shall rank pari passu with the Series A Convertible Preferred Stock and Series C Convertible Preferred Stock of the Corporation (which shall constitute Parity Securities for purposes hereof) and any other Parity Securities with respect to amounts receivable upon a Liquidation Event, dividends, rights and remedies upon Triggering Events or for any other purpose.

     11.  AMENDMENTS.

          This Certificate of Designation may not be amended without first obtaining the affirmative vote or written consent of the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting together as a single class, including the affirmative vote or written consent of the holders of a majority of the shares of Series B Convertible Preferred Stock.

                                                    EXHIBIT B to Proxy Statement


                   CERTIFICATE OF DESIGNATION, NUMBER, POWERS,
                    PREFERENCES AND RELATIVE, PARTICIPATING,
                      OPTIONAL AND OTHER RIGHTS OF SERIES C
                           CONVERTIBLE PREFERRED STOCK
                                       OF
                                 IFX CORPORATION

     IFX Corporation (the "Corporation"), a corporation organized and existing under the General Corporation Law of the State of Delaware, hereby certifies that, pursuant to the provisions of Section 151 of the General Corporation Law of the State of Delaware, its Board of Directors, at a meeting duly held on _______ __, 2001 adopted the following resolution:

     WHEREAS, the Board of Directors of the Corporation is authorized by the Restated Certificate of Incorporation to issue up to __________ shares of preferred stock in one or more series and, in connection with the creation of any series, to fix by the resolutions providing for the issuance of shares the powers, designations, preferences and relative, participating, optional or other rights of the series and the qualifications, limitations or restrictions thereof; and

     WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to such authority, to authorize and fix terms and provisions of a series of preferred stock, and the number of shares constituting such series.

     NOW, THEREFORE, BE IT RESOLVED, that there is hereby authorized a series of preferred stock on the terms and with the provisions herein set forth on Annex A attached to this resolution.

                                                     Name:  Joel Eidelstein
                                                     Title: President

ATTEST:

________________________
Name:
Title:

                                     ANNEX A

                      SERIES C CONVERTIBLE PREFERRED STOCK

         The powers, designations, preferences and relative, participating, optional or other rights of the Series C Convertible Preferred Stock of IFX Corporation (the "Corporation") are as follows:

     1.  DESIGNATION AND AMOUNT.

         This series of preferred stock shall be designated as "Series C Convertible Preferred Stock" and shall be divided into two classes: Class I Series C Convertible Preferred Stock ("Class I Series C Preferred Stock") and Class II Series C Convertible Preferred Stock ("Class II Series C Preferred Stock", and together with the Class I Series C Preferred Stock, the "Series C Convertible Preferred Stock"). The Series C Convertible Preferred Stock shall have $1.00 par value per share. The number of authorized shares of the Class I Series C Convertible Preferred Stock shall be ________ shares. The number of authorized shares of the Class II Series C Preferred Stock shall be ________ shares. Shares of the Series C Convertible Preferred Stock shall have a stated value of Three and 00/100 Dollars ($3.00) per share (the "Stated Value"). The Corporation has previously authorized (i) 2,030,869 shares of its Series A Convertible Preferred Stock, par value $1.00 per share (the "Series A Convertible Preferred Stock") having the number, powers, preferences and relative, participating, optional and other rights as set forth in the Amended Certificate of Designation filed with the Secretary of State of the State of Delaware on the date of the filing hereof (the "Series A Certificate") and (ii) 4,418,262 shares of its Series B Convertible Preferred Stock, par value $1.00 per share, consisting of 3,994,127 shares of Class I Series B Convertible Preferred Stock ("Class I Series B Preferred") and 424,135 shares of Class II Series B Convertible Preferred Stock ("Class II Series B Preferred" and, collectively, the "Series B Convertible Preferred Stock") having the number, powers, preferences and relative, participating, optional and other rights as set forth in the Amended Certificate of Designation filed with the Secretary of State of the State of Delaware on the date of the filing hereof (the "Series B Certificate"). The Series A Convertible Preferred Stock, the Series B Convertible Preferred Stock, the Series C Convertible Preferred Stock and shares of any other class or series of preferred stock of the Corporation which is convertible, directly or indirectly, into Common Stock, whether at the time of issuance or upon passage of time or the occurrence of some future event, are collectively referred to herein as "Convertible Preferred Stock."

     2.  DIVIDENDS.

         (a) Right to Receive Dividends. Holders of Series C Convertible Preferred Stock shall be entitled to receive dividends when, as and if declared by the Board of Directors of the Corporation (the "Board of Directors").

         (b) Participation with Common Stock. In the event the Board of Directors shall elect to pay or declare and set apart for payment any dividend on any shares of common stock, par value $.02 per share, of the Corporation (the "Common Stock") in cash out of funds legally available therefor or in stock or other consideration, the holders of the Series C

Convertible Preferred Stock shall be entitled to receive, before any dividend shall be declared and paid or set aside for the Common Stock, dividends payable in the form and in an amount per share equal to the per share amount that would have been payable to such holders had such holders converted their Series C Convertible Preferred Stock into Common Stock and had all other holders of Convertible Preferred Stock converted such shares into Common Stock.

         (c) Dividend Preference. Dividends on the Series C Convertible Preferred Stock shall be payable before any dividends or distributions or other payments shall be paid or set aside for payment upon the Common Stock or any other stock ranking on liquidation or as to dividends or distributions junior to the Series C Convertible Preferred Stock (any such stock, together with the Common Stock, being referred to hereinafter as "Junior Stock"). If there shall be outstanding shares of any class or series of capital stock which is entitled to share ratably with the Series C Convertible Preferred Stock in the payment of dividends or distributions or upon liquidation ("Parity Securities"), no full dividends shall be declared or paid or set apart for payment on any such securities unless dividends have been or contemporaneously are ratably declared and paid or declared and a sum sufficient for the payment thereof set apart for such payment on the Series C Convertible Preferred Stock.

     3.  LIQUIDATION PREFERENCE.

         (a) In the event of any bankruptcy, liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary, each holder of Series C Convertible Preferred Stock at the time thereof shall be entitled to receive, prior and in preference to any distribution of any of the assets or funds of the Corporation to the holders of the Common Stock or other Junior Stock by reason of their ownership of such stock, an amount per share of Series C Convertible Preferred Stock equal to the sum of

             (i) (x) the applicable Stated Value plus any declared and unpaid dividends to the date of liquidation, plus (y) 10% of such Stated Value per annum, calculated from the date of issuance of such share through date of payment of the Liquidation Preference as set forth in this Section 3 ((x) and (y), collectively, the "Stated Preference"); plus

             (ii) an amount equal to such amount per share of Series C Preferred Stock as would have been payable had each share of Series C Preferred Stock and all outstanding shares of Convertible Preferred Stock been converted into Common Stock immediately prior to such bankruptcy, liquidation, dissolution or winding up of the Corporation after giving effect to the full payment of the Stated Preference under the preceding paragraph (i) and the stated preference of the other Convertible Preferred Stock;

provided, that if the amount payable per share of Series C Convertible Preferred Stock pursuant to the foregoing paragraphs (i) and (ii) exceeds three and one-half (3-1/2) multiplied by the Stated Preference (the "Maximum Amount"), each holder of Series C Convertible Preferred Stock shall only be entitled to receive such Maximum Amount. The sum of the amounts in (i) and (ii) above is referred to herein as the "Liquidation Preference". For purposes of the foregoing, shares of Class I Series C Preferred Stock issued upon conversion of the Class II Series C Preferred Stock shall be deemed to have been issued at the time such shares of Class II Series C Preferred Stock were issued.

After the payment of the full Liquidation Preference on account of all shares of Series C Convertible Preferred Stock as set forth in this Section 3 and any preferential amounts to which the holders of Parity Securities are entitled, the remaining assets of the Corporation legally available for distribution, if any, shall be distributed ratably to the holders of the Common Stock. If the assets and funds legally available for distribution among the holders of Series C Convertible Preferred Stock shall be insufficient to permit the payment to the holders of the full aforesaid Liquidation Preference, then the assets and funds shall be distributed ratably among holders of Series C Convertible Preferred Stock in proportion to the number of shares of Series C Convertible Preferred Stock owned by each holder. If the assets and funds of the Corporation available for distribution to stockholders upon any bankruptcy, liquidation, dissolution or winding up of the affairs of the Corporation, whether voluntary or involuntary, shall be insufficient to permit the payment to holders of the full aforesaid Liquidation Preference and amounts payable to holders of outstanding Parity Securities, the holders of Series C Convertible Preferred Stock and the holders of such other Parity Securities shall share ratably (and ratably as to cash, in-kind or other distributions) in any distribution of assets of the Corporation in proportion to the full respective preferential amounts to which they are entitled.

         (b) Except as described in the following sentence, a merger, recapitalization, reorganization, sale of voting control to a single buyer or a group of related buyers in one or a series of related transactions, or other business combination transaction involving the Corporation in which the shareholders of the Corporation immediately prior to the consummation of such transaction do not own at least a majority of the outstanding shares of the surviving corporation or the Corporation (as applicable) immediately following the consummation of such transaction or sale of all or substantially all of the assets of the Corporation (collectively, a "Liquidation Event") shall be deemed to be a liquidation of the Corporation. Notwithstanding the foregoing, the following shall not be deemed to be a Liquidation Event: (i) a merger, recapitalization, sale of voting control or other business combination transaction with an Affiliate (as such term is defined in Section 12b-2 of the Rules and Regulations under the Securities Exchange Act of 1934, as amended) of UBS Capital Americas III, L.P. or UBS Capital LLC (together with any such Affiliate, "UBS"), or (ii) a merger of the Corporation with a public company (A) in which the merger consideration to be received by the holders of the Series C Convertible Preferred Stock is fully registered marketable securities (the "Merger Shares") which are not subject to any restrictions on transfer, (B) in which the value of such merger consideration for each share of Series C Convertible Preferred Stock, valued at the average closing price of the Merger Shares for the 30 days prior to the consummation of the merger, or such lesser period which follows the public announcement of the merger, is greater than 110% of the Liquidation Preference per share as of the date of consummation of the merger, and (C) with aggregate trading volume for the 30 calendar days prior to the merger date of at least 10 times the aggregate number of Merger Shares received by all holders of Convertible Preferred Stock.

         (c) In any Liquidation Event, if the consideration received by the Corporation is other than cash, its value will be deemed its fair market value as determined in good faith by the Board of Directors. Any securities shall be valued as follows:

                (i) Securities not subject to investment letter or other similar restrictions on free marketability covered by subsection (ii) below:

                         (A) If traded on a securities exchange or through The Nasdaq National Market or Small Cap Market, the value shall be deemed to be the average of the closing prices of the securities on such quotation system over the thirty (30) day period ending three (3) days prior to the closing of the Liquidation Event;

                         (B) If actively traded over-the-counter, the value shall be deemed to be the average of the closing bid or sale prices (whichever is applicable) over the thirty (30) day period ending three
         (3) days prior to the closing of the Liquidation Event; and

                         (C) If there is no active public market, the value shall be the fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

                         (ii) The method of valuation of securities subject to
investment letter or other restrictions on free marketability (other than restrictions arising solely by virtue of a shareholder's status as an affiliate or former affiliate) shall be to make an appropriate discount from the market value determined as above in subsections (i)(A), (B) or (C) to reflect the approximate fair market value thereof, as mutually determined by the Board of Directors and the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

         4.  VOTING RIGHTS.

             In addition to any voting rights provided elsewhere herein or in the Corporation's Certificate of Incorporation, as it may be amended or restated from time to time (the "Certificate of Incorporation"), and any voting rights provided by law, the holders of shares of Series C Convertible Preferred Stock shall have the following voting rights:

             (a)      Election of Directors.

             [Section 4(a) shall read as follows if certain of the Company's indebtedness has been restructured in a manner satisfactory to UBS and the
Company:

                         (i) Subject to the terms hereof, the holders of the
Class I Series C Preferred Stock, together with the holders of any other class or series of Convertible Preferred Stock, the terms of which expressly entitle the holder thereof to vote in the election of directors designated by holders of Convertible Preferred Stock (collectively, "Voting Preferred Stock") shall have the right to elect four (4) directors, one (1) of which shall be an Independent Director (as defined below). Such directors shall be elected by the holders of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class. "Independent Director" has the meaning specified in Rule 4200(a)(14) of the NASD listing standards, as in effect on the date hereof and as the same may be amended or supplemented, or in any successor rule or regulation.

                         (ii) Any director elected by the holders of Voting
Preferred Stock shall be referred to herein as a "Preferred Director." Subject to Section 4(a)(v), the initial term of any director to be appointed pursuant to Section 4(a)(i) will commence upon his/her election by the holders of Voting Preferred Stock and shall expire at the first annual meeting of stockholders of the Corporation following his/her election. Upon expiration of the initial term of such Preferred Director, so long as the Voting Preferred Stock is outstanding, the holders of such Voting Preferred Stock shall have the right to elect a Preferred Director to replace such director in the same manner described above in Section 4(a)(i). Subject to
Section 4(a)(v), a Preferred Director so elected shall hold office for a term expiring at the annual meeting of stockholders in the year following the election of such director. Notwithstanding the foregoing, but subject to Section 4(a)(v), a Preferred Director elected under Section 4(a)(i) shall serve until such Preferred Director's successor is duly elected and qualified or until such director's earlier removal as provided in Section 4(a)(iii) or death or resignation and, in the event a vacancy occurs, a replacement Preferred Director shall be selected as provided in Section 4(a)(i).

                         (iii) A Preferred Director may be removed by, and shall
not be removed except by, the vote of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class.

                         (iv)  The Corporation shall at all times reserve and
keep available sufficient vacant seats on the Board of Directors solely for the purpose of enabling the holders of the Voting Preferred Stock to designate Preferred Directors as provided in this Section 4(a).

                         (v)   This Section 4(a) shall survive a Qualified
Public Offering (as defined in Section 5(b) below) and until such time thereafter as less than an aggregate of 25% of the authorized Convertible Preferred Stock remains outstanding.

                         (vi)  The holders of shares of Class II Series C
Preferred Stock shall not be entitled to vote in elections of directors.]

             [Section 4(a) shall read as follows if certain of the Company's indebtedness to Lucent has NOT been restructured in a manner satisfactory to UBS and the Company:

The holders of shares of Class I Series C Preferred Stock shall be entitled to vote in elections of directors. The holders of shares of Class II Series C Preferred Stock shall not be entitled to vote in elections of directors.]

             (b) Certain Corporate Actions. Until a Qualified Public Offering or until such time as less than an aggregate of 25% of the authorized Convertible Preferred Stock remains outstanding, the Corporation shall not, and shall not permit any of its subsidiaries to, without first obtaining the affirmative vote or written consent of the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class:

                         (A) amend, repeal, modify or supplement any provision of the Certificate of Incorporation (including any certificate of designation forming a part thereof), the Bylaws of the Corporation, or any successor certificate of incorporation or bylaws or this Certificate of Designation, Number, Powers, Preferences and Relative, Participating, Optional and Other Rights of Series C Convertible Preferred Stock (the "Certificate of Designation");

                         (B) authorize or permit the Corporation or any subsidiary of the Corporation to issue any capital stock or any options, warrants or other rights exchangeable or exercisable therefor, other than (i) shares of Series C Convertible Preferred Stock pursuant to the Preferred Stock Purchase Agreement, dated as of __________, 2001, among the Corporation and UBS (the "Preferred Stock Purchase Agreement"), (ii) Common Stock upon conversion of Convertible Preferred Stock, or upon the exercise of stock options to purchase up to 4,243,037 shares of Common Stock, (iii) shares of Class I Series B Preferred Stock issued upon conversion of Class II Series B Preferred Stock, (iv) shares of Class I Series C Preferred Stock issued upon conversion of Class II Series C Preferred Stock, (v) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (vi) up to $15 million of Common Stock, issued as consideration for any acquisition approved by a majority of the Board of Directors (without the affirmative vote of the [Preferred Directors]), provided such Common Stock is valued at no less than the greater of (1) the Stated Value (as adjusted for stock splits, combinations, stock dividends and the like) and (2) the average of the closing price for the Common Stock for the 30 days prior to the issuance, (vii) a warrant to purchase 210,000 shares of Common Stock to Spinway, Inc. (the "Spinway Warrant"), (viii) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, (ix) shares of Common Stock in exchange for shares of common stock, par value $.001 per share ("Tutopia Stock"), of Tutopia.com, Inc. ("Tutopia"), upon a change-in-control of the Corporation pursuant to the Stockholders Agreement, dated as of April 24, 2000, by and among the Corporation, Tutopia and the other parties signatory thereto (the "Tutopia Stockholders Agreement") or (x) shares of Common Stock and/or Convertible Preferred Stock issued pursuant to that certain Put Agreement, dated ___________, 2001 among the Corporation, UBS and the other parties named therein (the "Tutopia Put Agreement");

                         (C) reclassify any class or series of any Common Stock into shares having any preference or priority as to dividends or liquidation superior to or on a parity with any such preference or priority of Convertible Preferred Stock;

                         (D) authorize or effect, in a single transaction or through a series of related transactions, (1) a liquidation, winding up or dissolution of the Corporation or adoption of any plan for the same;
         (2) a Liquidation Event; or (3) any direct or indirect purchase or other acquisition by the Corporation or any of its subsidiaries of any capital stock (other than the Convertible Preferred Stock pursuant to its terms);

                         (E) enter into or otherwise become a party to any agreement whereby any shareholder or shareholders of the Corporation shall transfer capital stock of the Corporation to an independent third party or a group of independent third parties pursuant to which such parties acquire capital stock of the Corporation possessing the voting power to elect a majority of the Board of Directors;

                         (F) declare or pay or set aside for payment any dividend or distribution or other payment upon the Common Stock or upon any other Junior Stock, nor redeem, purchase or otherwise acquire any Common Stock or other Junior Stock for any consideration (or pay or make available any moneys, whether by means of a sinking fund or otherwise, for the redemption of or other distribution or payment with respect to any shares of any Common Stock or other Junior Stock), except for the repurchase of shares of Common Stock from directors, consultants or employees of the Corporation or any subsidiary pursuant to agreements approved by the disinterested directors on the Board of Directors, under which the Corporation has the right to repurchase such shares upon the occurrence of certain events, including but not limited to, termination of employment or services;

                         (G) approve the annual budget of the Corporation and its subsidiaries (the "Annual Budget");

                         (H) enter into any financial commitment over and above those approved in the annual budget in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                         (I) dismiss or hire or modify or enter into any employment agreement, non-competition agreement, bonus or stock issuance arrangements or other compensation (including, without limitation, fringe benefit) arrangements with its President, Chief Executive Officer or Chief Financial Officer, or other equivalent or senior level officer;

                         (J) permit the creation or existence of any lien, mortgage, pledge, hypothecation, assignment, security interest, charge or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on any of the Corporation's or any of its subsidiaries' assets with an aggregate value in excess of $15 million, except as part of any financing in the ordinary course of business;

                         (K) make any capital expenditure in any fiscal year in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                         (L) acquire any assets or equity or other interest in any other entity with a value in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                         (M) incur indebtedness for borrowed money (including, without limitation, any capitalized lease obligations, accounts receivable financing or other asset-backed financing), any guarantee or other similar contingent obligation or any lease financing (whether a capitalized lease, operating lease, pursuant to a sale leaseback arrangement or otherwise), in excess of $15 million in the aggregate (for the Corporation and its subsidiaries, taken together), except as prescribed in the Annual Budget;

                         (N) amend, supplement, restate, revise, waive or otherwise modify any stock option plan, agreement or other arrangement of the Corporation (each, a "Stock Option Plan"), as in effect on _______, 2001;

                         (O) create or adopt any stock option plan, stock appreciation rights plan, bonus plan or similar plan that was not in existence on __________, 2001, except as approved by the Compensation Committee of the Board of Directors;

                         (P) dispose of or acquire assets with a value in excess of $15 million other than in the normal course of business;

                         (Q) liquidate, dissolve or voluntarily elect to commence bankruptcy or insolvency proceedings under applicable laws;

                         (R) change in any material respect the nature of the business of the Corporation and its subsidiaries taken as a whole;

                         (S) enter into any transaction, or any agreement or understanding with any affiliate of the Corporation or any subsidiary thereof, other than a wholly-owned subsidiary of the Corporation;

                         (T) (i) solicit or negotiate any inquiries or proposals with respect to (x) any direct or indirect issuance, sale, disposition or redemption of any securities of Latin Guide, Inc. ("LGI"), Tutopia or any of Tutopia's subsidiaries, (y) the direct or indirect sale or disposition of all or any material portion of the assets or business of LGI, Tutopia or any of Tutopia's subsidiaries, or (z) any merger, reorganization, consolidation or recapitalization or other similar transaction involving LGI, Tutopia or any of Tutopia's subsidiaries; or
         (ii) discuss with or provide to any person or entity information of LGI, Tutopia or any of Tutopia's subsidiaries with respect to or in contemplation of any of the foregoing; or

                         (U) agree to do any of the foregoing.

                  (c) Additional Voting Rights. Except as required by law, the holders of Series C Convertible Preferred Stock shall be entitled to notice of any stockholders' meeting and to vote together as a single class with the holders of Common Stock (and any other capital stock of the Corporation entitled to vote), on an as-converted basis, upon any matter submitted to the stockholders for a vote as follows: (i) the holders of the Series C Convertible Preferred Stock and the holders of the other Convertible Preferred Stock shall have one (1) vote for each full share of Common Stock into which their respective shares of Convertible Preferred Stock held on the record date for the vote are convertible (whether or not convertible on such date) and (ii) the holders of Common Stock shall have one (1) vote per share of Common Stock. Notwithstanding the foregoing, Class II Preferred Stock shall not be entitled to vote in elections of directors.

                  (d) Manner of Voting. Whenever a vote of the holders of Series A Convertible Preferred Stock, Series B Convertible Preferred Stock, Series C Convertible Preferred Stock and/or other shares of Convertible Preferred Stock shall be taken pursuant to the provisions of this Certificate of Designation or otherwise, the holders of Series C Convertible Preferred Stock and the holders of the other Convertible Preferred Stock shall have one (1) vote for each full share of Common Stock into which their respective shares of Convertible Preferred Stock held on the record date for the vote are convertible (whether or not convertible on such date).

         5.   CONVERSION.

              Shares of Series C Convertible Preferred Stock may be converted into shares of Common Stock, on the terms and conditions set forth in this
Section 5.

              (a) Optional Conversion.

                         (i) At any time and from time to time, each holder of
shares of Class I Series C Preferred Stock may, upon written notice to the Corporation, convert all or any portion of such shares held by such holder into the number of shares of Common Stock determined by dividing (x) the applicable Stated Preference multiplied by the number of shares surrendered for conversion plus any declared but unpaid dividends on such shares, by (y) the Conversion Price on the date of conversion determined in accordance with Section 5(c).

                         (ii) References in this Section 5 to "Common Stock"
shall include all stock or other securities or property (including cash) into which Common Stock is converted following any merger, reorganization or reclassification of the capital stock of the Corporation.

              (b) Mandatory Conversion. Each share of Series C Convertible Preferred Stock shall automatically be converted into such number of shares of Common Stock as is determined by dividing (x) the Stated Preference multiplied by the number of shares surrendered for conversion plus any declared but unpaid dividends on such shares, by (y) the Conversion Price on the date of conversion determined in accordance with Section 5(c), without further action by the holders of such shares and whether or not the certificates representing such shares are surrendered to the Corporation or its transfer agent, upon the closing of an underwritten public offering of shares of Common Stock for which the Corporation has obtained a firm commitment from one or more underwriter(s) for at least: $60 million of Common Stock and in which the Corporation receives gross proceeds from the sale of Common Stock to the public of at least $45 million (before deduction of underwriter's discounts and commissions), and which values the equity of the Corporation at no less than $200 million pre-offering (a "Qualified Public Offering"). Except for the purposes of the calculation in the immediately preceding sentence, in the event of a Qualified Public Offering, the person(s) entitled to receive the Common Stock issuable upon conversion of Series C Convertible Preferred Stock shall not be deemed to have converted such Series C Convertible Preferred Stock until the closing of such offering.

              (c) Conversion Price. The Conversion Price per share for the Series C Convertible Preferred Stock shall be Three and 00/100 Dollars ($3.00), subject to adjustment as provided in Section 6 hereof.

              (d) Common Stock. The Common Stock to be issued upon conversion hereunder shall be fully paid and nonassessable.

              (e) Procedures for Conversion.

                         (i) In order to convert shares of Class I Series C
Preferred Stock into shares of Common Stock pursuant to Section 5(a) (or, in the case of an automatic conversion of Class I Series C Preferred Stock and Class II Series C Preferred Stock pursuant to Section 5(b), to receive a certificate for such holder's shares of Common Stock outstanding as a result of such conversion), the holder shall surrender the certificate or certificates therefore, duly endorsed for transfer, at any time during normal business hours, to the Corporation at its principal or at such other office or agency then maintained by it for such purpose (the "Payment Office"), accompanied, in the case of a conversion pursuant to Section 5(a), by written notice to the Corporation of such holder's election to convert and (if so required by the Corporation or any conversion agent) by an instrument of transfer, in form reasonably satisfactory to the Corporation and to any conversion agent, duly executed by the registered holder or by his duly authorized attorney, and any taxes required pursuant to Section 5(e)(iii). As promptly as practicable after the surrender for conversion of any share of Series C Convertible Preferred Stock in the manner provided in the preceding sentence, and the payment in cash of any amount required by the provisions of Section 5(e)(iii), but in any event within five Trading Days of such surrender for payment, the Corporation will deliver or cause to be delivered at the Payment Office to or upon the written order of the holder of such shares, certificates representing the number of full shares of Common Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares in proper order for conversion, and all rights of the holder of such shares as a holder of such shares shall cease at such time and the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued shall be treated for all purposes as having become the record holder or holders thereof at such time; provided, however, that any such surrender and payment on any date when the stock transfer books of the Corporation shall be closed shall constitute the person or persons in whose name or names the certificates for such shares of Common Stock are to be issued as the record holder or holders thereof for all purposes immediately prior to the close of business on the next succeeding day on which such stock transfer books are opened and such conversion shall be at the Conversion Price in effect at such time on such succeeding day.

              For purposes hereof, "Trading Day" shall mean (i) any day on which stock is traded on the principal stock exchange on which the Common Stock is listed or admitted to trading, (ii) if the Common Stock is not then listed or admitted to trading on any stock exchange but is traded on the Nasdaq Stock Market, any day on which stock is traded on the Nasdaq Stock Market, or (iii) if the Common Stock is not then traded on the Nasdaq Stock Market, any day on which stock is traded in the over-the-counter market, as reported by the National Quotation Bureau Incorporated (or any similar organization or agency succeeding to its functions of reporting prices).

                         (ii) The Corporation shall not be required to issue
fractional shares of Common Stock upon conversion of shares of Series C Convertible Preferred Stock. At the Corporation's discretion, in the event the Corporation determines not to issue fractional shares, in lieu of any fractional shares to which the holder would otherwise be entitled, the Corporation shall pay cash equal to such fraction multiplied by the closing price of the Common Stock on the date of conversion.

                         (iii) The issuance of certificates for shares of Common
Stock upon conversion shall be made without charge for any issue, stamp or other similar tax in respect of such issuance. However, if any such certificate is to be issued in a name other than that of the holder of record of the shares converted, the person or persons requesting the issuance thereof shall pay to the Corporation the amount of any tax which may be payable in respect of any transfer involved in such issuance or shall establish to the satisfaction of the Corporation that such tax has been paid or is not payable.

              (f) Reservation of Stock Issuable Upon Conversion. The Corporation shall reserve and keep available out of its authorized but unissued shares of Common Stock, solely for the purpose of effecting the conversion of the shares of the Series C Convertible Preferred Stock, ________ shares of Common Stock. If at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series C Convertible Preferred Stock without regard to whether the holders of Series C Convertible Preferred Stock are then entitled to convert, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, taking appropriate board action, recommending such an increase to the holders of Common Stock, holding shareholders meetings, soliciting votes and proxies in favor of such increase to obtain the requisite stockholder approval and upon such approval, the Corporation shall reserve and keep available such additional shares solely for the purpose of effecting the conversion of the shares of the Series C Convertible Preferred Stock.

              (g) Merger, Etc.

                         (i) Notwithstanding any other provision hereof, in case
of any merger or other business combination transaction involving the Corporation which does not constitute a Liquidation Event, then, concurrently with the consummation of such transaction, provision shall be made so that each share of Series C Convertible Preferred Stock shall thereafter be convertible into the number of shares of stock or other securities or property (including cash) to which a holder of the number of shares of Common Stock deliverable upon conversion of such share of Series C Convertible Preferred Stock would have been entitled assuming conversion immediately prior to the closing of the transaction.

                         (ii) In case of any merger or other business
combination transaction involving the Corporation which does not constitute a Liquidation Event, in which the Corporation is not the surviving entity, and the Corporation or the holders do not otherwise convert all outstanding shares of Series C Convertible Preferred Stock, the Series C Convertible Preferred Stock shall be converted into or exchanged for and shall become shares of the surviving corporation having, in respect of the surviving corporation, substantially the same powers, preferences and relative participating, optional or other special rights, and the qualifications, limitations or restrictions thereon, that the Series C Convertible Preferred Stock had immediately prior to such transaction.

          (h)  Conversion of Class II Series C Preferred Stock.

                    (i) Beginning on the first anniversary of the date of filing of this Certificate, each holder of shares of Class II Series C Preferred Stock may at any time convert all or any portion of such shares held by such holder into one share of Class I Series C Preferred Stock for each share of Class II Series C Preferred Stock surrendered for conversion. The holder of each share of Class II Series C Preferred Stock to be converted shall surrender the certificate or certificates therefor, duly endorsed for transfer, at any time during normal business hours, to Payment Office, accompanied by written notice to the Corporation of such holder's election to convert. Within 5 Trading Days of such surrender the Corporation will deliver or cause to be delivered at the Payment Office, certificates representing the number of shares of Class I Series C Preferred Stock issuable upon such conversion, issued in such name or names as such holder may direct. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares.

                    (ii) The Corporation shall reserve and keep available out of its authorized but unissued shares of Class I Series C Preferred Stock, solely for the purpose of effecting the conversion of the shares of the Class II Series C Preferred Stock, __________ shares of Class I Series C Preferred Stock. If at any time the number of authorized but unissued shares of Class I Series C Preferred Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Class II Series C Preferred Stock without regard to whether the holders of Class II Series C Preferred Stock are then entitled to convert, the Corporation will take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Class I Series C Preferred Stock to such number of shares as shall be sufficient for such purpose, including, without limitation, taking appropriate board action, recommending such an increase to the stockholders, holding stockholders meetings, soliciting votes and proxies in favor of such increase to obtain the requisite stockholder approval and upon such approval, the Corporation shall reserve and keep available such additional shares solely for the purpose of effecting the conversion of the shares of the Class II Series C Preferred Stock.

     6.   ADJUSTMENTS.

          The Conversion Price shall be subject to adjustment from time to time as set forth in this Section 6. The Corporation shall give holders of Series C Convertible Preferred Stock notice of any event described below which requires an adjustment pursuant to this Section 6 at the time of such event.

          (a) Definitions. As used in this Section 6, the following terms have the respective meanings set forth below:

          "Additional Shares of Common Stock" shall mean all shares of Common Stock issued by the Corporation after the Closing (as defined in the Preferred Stock Purchase Agreement).

          "Convertible Securities" shall mean evidences of indebtedness, shares of stock of other securities which are convertible into or exchangeable, with or without payment of additional consideration in cash or property, for Additional Shares of Common Stock, either immediately or upon the occurrence of a specified date or a specified event.

          "Fully Diluted Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all shares of Common Stock Outstanding at such date and all shares of Common Stock issuable in respect of Series C Convertible Preferred Stock outstanding on such date and other securities convertible into, or options or warrants to purchase, shares of Common Stock outstanding on such date, whether or not such options, warrants or other securities are presently convertible or exercisable.

          "Other Property" shall have the meaning set forth in Section 6(i).

          "Outstanding" shall mean, when used with reference to Common Stock, at any date as of which the number of shares thereof is to be determined, all issued shares of Common Stock, except shares then owned or held by or for the account of the Corporation or any subsidiary of the Corporation, and shall include all shares issuable in respect of outstanding scrip or any certificates representing fractional interests in shares of Common Stock.

          "Overage" shall mean the total number of shares of Common Stock issued in connection with the Subject Transactions above the Share Allowance.

          "Permitted Issuances" shall mean (i) the issuance of up to 4,243,037 shares of Common Stock issuable pursuant to options to purchase Common Stock under the Stock Option Plan, (ii) shares of Common Stock issued or issuable in connection with a Qualified Public Offering, (iii) shares of Common Stock issued in connection with the Subject Transactions or upon conversion of Convertible Preferred Stock, (iv) shares of Class I Series B Preferred Stock issued upon conversion of the Class II Series B Preferred Stock, (v) shares of Class I Series C Preferred Stock issued upon conversion of Class II Series C Preferred Stock, (vi) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (vii) the issuance of an aggregate of up to 100,000 additional shares of Common Stock (as adjusted for stock splits, combinations, stock dividends and the like) in transactions approved by a majority of the Board of Directors, (viii) the issuance of an aggregate of up to another 100,000 additional shares of Common Stock (as adjusted for stock splits, combinations, stock dividends and the like) in transactions approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (ix) the Spinway Warrant, (x) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, (xi) shares of Common Stock and/or Convertible Preferred Stock issued pursuant to the Tutopia Put Agreement, and (xii) such other issuances as shall be approved in advance by the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

          "Qualified Private Offering" shall mean a private equity offering to investors other than UBS resulting in gross proceeds to the Corporation of at least $30 million, in which the securities issued contain anti-dilution provisions no more favorable to the investor than the anti-dilution provisions of the Series C Convertible Preferred Stock which take effect following the consummation of a Qualified Private Offering.

          "Share Allowance" shall mean 428,571 shares of Common Stock.

          "Stock Option Plan" shall mean the IFX Corporation Directors Stock Option Plan, the 1998 IFX Corporation Stock Option and Incentive Plan, as amended, and the IFX Corporation 2001 Stock Option Plan.

          "Subject Transactions" shall mean (i) any acquisition consummated prior to the filing hereof, including, without limitation, the acquisitions of Mr. Help Informatica S/C Ltda., Zupernet Ltda. and Redescape, L.L.C., (ii) the Consulting Agreement, dated as of May 27, 1999 by and between the Corporation and Brian Reale and (iii) the conversion of Tutopia Stock into Common Stock pursuant to the Tutopia Stockholders Agreement.

          (b) Stock Dividends, Subdivisions and Combinations. If at any time the Corporation shall:

                    (i) take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in, or other distribution of, Additional Shares of Common Stock,

                    (ii) subdivide its outstanding shares of Common Stock into a larger number of shares of Common Stock, or

                    (iii) combine its outstanding shares of Common Stock into a smaller number of shares of Common Stock,

then the applicable Conversion Price immediately after the occurrence of any such event shall be adjusted to equal the product of (A) the Conversion Price immediately prior to the occurrence of such event and (B) a fraction, the numerator of which shall be the number of Fully Diluted Outstanding shares of Common Stock immediately prior to the occurrence of such event and the denominator of which shall be the number of Fully Diluted Outstanding shares of Common Stock immediately after the occurrence of such event.

          (c)  Issuance of Additional Shares of Common Stock.

                    (i) In the event that prior to the consummation of or in connection with a Qualified Private Offering, the Corporation shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for a consideration per Additional Share of Common Stock less than the applicable Conversion Price, then the applicable Conversion Price shall be reduced to the consideration per Additional Share of Common Stock paid for such Additional Shares of Common Stock.

                    (ii) In the event that following the consummation of a Qualified Private Offering, the Corporation shall issue or sell any Additional Shares of Common Stock, other than Permitted Issuances, for a consideration per Additional Share of Common Stock less than the applicable Conversion Price, then the applicable Conversion Price shall be reduced to a price determined by dividing (A) an amount equal to the sum of (x) the number of Fully Diluted Outstanding shares of Common Stock immediately prior to such issue or sale multiplied by the then existing Conversion Price plus (y) the aggregate consideration, if any, received by the Corporation upon such issue or sale, by (B) the total number of Fully Diluted Outstanding shares of Common Stock outstanding immediately after such issue or sale.

                    (iii) The provisions of this Section 6(c) shall not apply to any issuance of Additional Shares of Common Stock for which an adjustment is provided under Section 6(b). No adjustment shall be made under this Section 6(c) upon the issuance of any Additional Shares of Common Stock which are issued pursuant to the exercise of any warrants or other subscription or purchase rights or pursuant to the exercise of any conversion or exchange rights in any Convertible Securities, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights or upon the issuance of such Convertible Securities (or upon the issuance of any warrant or other rights therefor) pursuant to Section 6(d) or Section 6(e).

          (d) Issuance of Warrants or Other Rights. Except with respect to Permitted Issuances, if at any time the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon the exercise of such warrants or other rights or upon conversion or exchange of such Convertible Securities shall be less than the applicable Conversion Price in effect immediately prior to the time of such distribution, issue or sale, then the applicable Conversion Price shall be adjusted as provided in Section 6(c)(i) or (ii), as applicable, on the basis that (i) the maximum number of Additional Shares of Common Stock issuable pursuant to all such warrants or other rights or necessary to effect the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share for such Additional Shares of Common Stock shall be deemed to be the lowest price per share at which such Additional Shares of Common Stock are issuable to such holders, and (iii) the Corporation shall have received all of the consideration, if any, payable for such warrants or other rights as of the date of the actual issuance thereof. No further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock or of such Convertible Securities upon exercise of such warrants or other rights or upon the actual issue of such Common Stock upon such conversion or exchange of such Convertible Securities.

          (e) Issuance of Convertible Securities. Except with respect to Permitted Issuances, if at any time the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a distribution of, or shall in any manner (whether directly or by assumption in a merger in which the Corporation is the surviving corporation) issue or sell, any Convertible Securities, whether or not the rights to exchange or convert thereunder are immediately exercisable, and the price per share for which Common Stock is issuable upon such conversion or exchange shall be less than the applicable Conversion Price in effect immediately prior to the time of such issue or sale, then the applicable Conversion Price shall be adjusted as provided in Section 6(c)(i) or (ii), as applicable, on the basis that (i) the maximum number of Additional Shares of Common Stock issuable upon the conversion or exchange of all such Convertible Securities shall be deemed to have been issued and outstanding, (ii) the price per share of such Additional Shares of Common Stock shall be deemed to be the lowest possible price in any range of prices at which such Additional Shares of Common Stock are available to such holders, and (iii) the Corporation shall have received all of the consideration payable therefor, if any, as of the date of actual issuance of such Convertible Securities. No further adjustment of the Conversion Price shall be made under this Section 6(e) upon the issuance of any Convertible Securities which are issued pursuant to the exercise of any warrants or other subscription or purchase rights therefor, if any such adjustment shall previously have been made upon the issuance of such warrants or other rights pursuant to Section 6(d). No further adjustments of the Conversion Price shall be made upon the actual issue of such Common Stock upon conversion or exchange of such Convertible Securities and, if any issue or sale of such Convertible Securities is made upon exercise of any warrant or other right to subscribe for or to purchase or any warrant or other right to purchase any such Convertible Securities for which adjustments thereof have been or are to be made pursuant to other provisions of this Section 6, no further adjustments shall be made by reason of such issue or sale.

          (f) Superseding Adjustment. If, at any time after any adjustment of the applicable Conversion Price shall have been made pursuant to Section 6(d) or 6(e) as the result of any issuance of warrants, rights or Convertible Securities, and either

                    (i) such warrants or rights, or the right of conversion or exchange in such other Convertible Securities, shall expire, and all or a portion of such warrants or rights, or the right of conversion or exchange with respect to all or a portion of such other Convertible Securities, as the case may be, shall not have been exercised, or

                    (ii) the consideration per share for which shares of Common Stock are issuable pursuant to such warrants or rights, or such other Convertible Securities, shall be increased or decreased by virtue of provisions therein contained, then such previous adjustment shall be rescinded and annulled and the Additional Shares of Common Stock which were deemed to have been issued by virtue of the computation made in connection with the adjustment so rescinded and annulled shall no longer be deemed to have been issued by virtue of such computation. Thereupon, a recomputation shall be made of the effect of such rights or options or other Convertible Securities on the applicable Conversion Price, on the basis of

                    (iii) treating the number of Additional Shares of Common Stock or other property, if any, theretofore actually issued or issuable pursuant to the previous exercise of any such warrants or rights or any such right of conversion or exchange, as having been issued on the date or dates of any such exercise and for the consideration actually received and receivable therefor, and

                    (iv) treating any such warrants or rights or any such other Convertible Securities which then remain outstanding as having been granted or issued immediately after the time of such increase or decrease of the consideration per share for which shares of Common Stock or other property are issuable under such warrants or rights or other Convertible Securities.

          (g) Subject Transactions Adjustment. If the Corporation issues a number of shares of Common Stock greater than the Share Allowance in connection with the Subject Transactions, the Conversion Price shall be adjusted to a dollar resulting from the following:

                                   $40,464,918
                   ------------------------------------------
                   1.010948(12,919,702 + Overage) - 1,500,000

Notwithstanding the foregoing, an adjustment under this subsection (g) shall only be made to the extent such adjustment results in a reduction of the then current Conversion Price.

          (h) Other Provisions Applicable to Adjustments Under This Section. The following provisions shall be applicable to the making of adjustments provided for in this Section 6:

                    (i) Computation of Consideration. To the extent that any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase any Additional Shares of Common Stock or any Convertible Securities shall be issued for cash consideration, the consideration received by the Corporation therefor shall be the amount of the cash received by the Corporation therefor, or, if such Additional Shares of Common Stock or Convertible Securities are offered by the Corporation for subscription, the subscription price, or, if such Additional Shares of Common Stock or Convertible Securities are sold to underwriters or dealers for public offering without a subscription offering, the public offering price (in any such case subtracting any amounts paid or receivable for accrued interest or accrued dividends, but not subtracting any compensation, discounts or expenses paid or incurred by the Corporation for and in the underwriting of, or otherwise in connection with, the issuance thereof). To the extent that such issuance shall be for a consideration other than cash, then, except as herein otherwise expressly provided, the amount of such consideration shall be deemed to be the fair value of such consideration at the time of such issuance as determined in good faith by the Board of Directors. In case any Additional Shares of Common Stock or any Convertible Securities or any warrants or other rights to subscribe for or purchase such Additional Shares of Common Stock or Convertible Securities shall be issued in connection with any merger in which the Corporation issues any securities, the amount of consideration therefor shall be deemed to be the fair value, as determined in good faith by the Board of Directors, of such portion of the assets and business of the nonsurviving corporation as the Board of Directors in good faith shall determine to be attributable to such Additional Shares of Common Stock, Convertible Securities, warrants or other rights, as the case may be. The consideration for any Additional Shares of Common Stock issuable pursuant to any warrants or other rights to subscribe for or purchase the same shall be the consideration received by the Corporation for issuing such warrants or other rights plus the additional consideration payable to the Corporation upon exercise of such warrants or other rights. The consideration for any Additional Shares of Common Stock issuable pursuant to the terms of any Convertible Securities shall be the consideration, if any, received by the Corporation for issuing warrants or other rights to subscribe for or purchase such Convertible Securities, plus the consideration paid or payable to the Corporation in respect of the subscription for or purchase of such Convertible Securities, plus the additional consideration, if any, payable to the Corporation upon the exercise of the right of conversion or exchange in such Convertible Securities. In case of the issuance at any time of any Additional Shares of Common Stock or Convertible Securities in payment or satisfaction of any dividends upon any class of stock other than Common Stock, the Corporation shall be deemed to have received for such Additional Shares of Common Stock or Convertible Securities a consideration equal to the amount of such dividend so paid or satisfied.

                    (ii) When Adjustments to Be Made; Class II Series C Preferred Stock Adjustments. The adjustments required by this Section 6 shall be made whenever and as often as any specified event requiring an adjustment shall occur. For the purpose of any adjustment, any specified event shall be deemed to have occurred at the close of business on the date of its occurrence. For the avoidance of doubt, shares of Class I Series C Preferred Stock issued upon conversion of Class II Series C Preferred Stock shall be entitled to the same adjustments to the Conversion Price, the number of shares of Common Stock issuable upon conversion thereof or otherwise under this Section 6, as if such shares of Class I Series C Preferred Stock had been issued at the time such shares of Class II Series C Preferred Stock were issued.

                    (iii) When Adjustment Not Required. If the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the taking of such record and any such adjustment previously made in respect thereof shall be rescinded and annulled.

                    (iv) Escrow of Common Stock. If after any property becomes distributable as a result of the provisions of this Section 6 by reason of the taking of any record of the holders of Common Stock, but prior to the occurrence of the event for which such record is taken, a holder of shares of Series C Convertible Preferred Stock exercises its conversion rights pursuant to Section 5, any Additional Shares of Common Stock issuable and other property distributable upon exercise by reason of such adjustment shall be held in escrow for such holder by the Corporation to be issued to such holder upon and to the extent that the event actually takes place. Notwithstanding any other provision to the contrary herein, if the event for which such record was taken fails to occur or is rescinded, then such escrowed shares shall be canceled by the Corporation and escrowed property returned.

                    (v) Challenge to Good Faith Determination. Whenever the Board of Directors shall be required to make a determination in good faith of the fair value of any item under this Section 6, such determination may be challenged in good faith by holders of a majority of the outstanding shares of Convertible Preferred Stock, and any dispute shall be resolved by an investment banking firm of recognized national standing selected by the Corporation and acceptable to such holder.

          (i) Other Action Affecting Common Stock. In case at any time or from time to time the Corporation shall take any action in respect of its Common Stock, other than any action described in this Section 6 for which a specific adjustment is provided, then, unless such action will not have a materially adverse effect upon the rights of the holders of shares of Series C Convertible Preferred Stock, the number of shares of Common Stock or other stock into which such shares of Series C Convertible Preferred Stock are convertible and/or the applicable Conversion Price shall be adjusted in such manner as may be equitable in the circumstances.

          (j) Certain Limitations. Notwithstanding anything herein to the contrary, the Corporation shall not enter into any transaction which, by reason of any adjustment hereunder, would cause the applicable Conversion Price to be less than the par value per share of Common Stock.

          (k) Notice of Adjustments. Whenever the number of shares of Common Stock into which shares of Series C Convertible Preferred Stock are convertible or whenever the applicable Conversion Price shall be adjusted pursuant to this
Section 6, the Corporation shall forthwith prepare a certificate to be executed by the chief financial officer of the Corporation setting forth, in reasonable detail, the event requiring the adjustment and the method by which such adjustment was calculated (including a description of the basis on which the Board of Directors determined the fair value of any consideration referred to in
Section 6(h)(i)), specifying any change in the applicable Conversion Price or the number of shares of Common Stock into which shares of Series C Convertible Preferred Stock are convertible and (if such adjustment was made pursuant to Section 5(g)(i) or 6(h)) describing the number and kind of any other shares of stock or Other Property into which shares of Series C Convertible Preferred Stock are convertible, and any change in the applicable Conversion Price or prices thereof, after giving effect to such adjustment or change. The Corporation shall promptly cause a signed copy of such certificate to be delivered to the holders of Series C Convertible Preferred Stock. The Corporation shall keep at the Payment Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours by the holders of Series C Convertible Preferred Stock or any prospective purchaser of shares of Series C Convertible Preferred Stock designated by such holders.

     7.   TRIGGERING EVENTS.

          Any of the following actions or events shall constitute a "Triggering Event" for purposes hereof:

          (a) Failure to Pay Dividends. The Corporation shall fail to pay any dividend on any Series C Convertible Preferred Stock which it is required to pay in accordance with Section 2 for any reason, including but not limited to, that such payment is prohibited by applicable law or the Board of Directors elect not to pay such dividend, or shall otherwise violate any term of Section 2 and such failure shall not be cured within a period of 30 days after such violation (which cure shall be effected in a manner ensuring the holders the same yield as if such violation had not occurred).

          (b) Failure of Voting Rights. The Corporation shall enter into any transaction or take any action required to be approved by holders of Series C Convertible Preferred Stock without obtaining the requisite approval of the holders of the Series C Convertible Preferred Stock.

          (c) Failure to Convert. The Corporation shall fail for any reason to issue Common Stock or Class I Series C Preferred Stock, as applicable, as required under Section 5 upon the request of any holder of Class I Series C Preferred Stock or Class II Series C Preferred Stock, as the case may be, as provided in Section 5 or shall fail for any reason to comply in any material respect with any term of Section 5(f) or any other term of Section 5 hereof.

          (d) Registration Rights Agreement. The Corporation shall fail in any material respect to comply with the rights of the holders of Series C Convertible Preferred Stock pursuant to the Second Amended and Restated Registration Rights Agreement, dated as of __________ __, 2001, among the Corporation, UBS and certain other stockholders of the Corporation, and such failure shall continue for a period of 30 days after notice from any such holder.

          (e) Preferred Stock Purchase Agreement. The Corporation shall fail to comply with Section 6(f) or 6(g) of the Preferred Stock Purchase Agreement and such failure shall continue for a period of 30 days after notice from the Purchasers or the representations made under Section 4(c) or 4(u) of the Preferred Stock Purchase Agreement shall prove to have been incorrect or misleading in any material respect when made pursuant thereto or any other material representation made under the Preferred Stock Purchase Agreement shall prove to have been incorrect or misleading in any substantial material respect when made.

          (f) There shall have occurred and be continuing a "Triggering Event" pursuant to the terms of any other class or series of Convertible Preferred Stock.

          (g) Notwithstanding the foregoing, if a majority of the [Preferred Directors] directors affirmatively vote in favor of a transaction or other action by the Corporation which would constitute a Triggering Event under
Section 7(b) or 7(d), such action or event shall not be considered a Triggering Event.

     8.   REMEDIES.

          (a) In the event that a Triggering Event described in Section 7 shall occur and be continuing, each holder of Series C Convertible Preferred Stock shall be entitled to receive all cash and other dividends, distributions and other payments which would be paid or payable to a holder of a number of shares of Common Stock into which the shares of Series C Convertible Preferred Stock held by such holder are convertible at such time (without regard to the number of shares of Common Stock which are authorized or reserved for issuance at such time and without regard to whether such shares of Series C Convertible Preferred Stock are then currently convertible into Common Stock at the option of the holder).

          (b) [Section 8(b) shall read as follows if certain of the Company's indebtedness has been restructured in a manner satisfactory to UBS and the
Company:

Upon the occurrence and during the continuance of any Triggering Event, to the extent the Preferred Directors do not already constitute a majority of the Board of Directors, the size of the Board of Directors shall immediately be increased by the minimum number of directors which, if all of such additional directors were deemed "Preferred Directors," would result in such Preferred Directors constituting a majority of the Board of Directors, and the holders of Voting Preferred Stock shall be entitled to appoint such newly created directors by vote of the holders of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class.]

[Section 8(b) shall read as follows if certain of the Company's indebtedness has NOT been restructured in a manner satisfactory to UBS and the Company:

Upon the occurrence and during the continuance of any Triggering Event, the size of the Board of Directors shall immediately be increased by the minimum number of directors which, if all of such additional directors were appointed by the holders of Voting Preferred Stock, would result in such directors constituting a majority of the Board of Directors, and the holders of Voting Preferred Stock shall be entitled to appoint such newly created directors by vote of the holders of at least a majority of the voting power of all then outstanding shares of Voting Preferred Stock, voting as a single class.]

          (c) Upon the occurrence and during the continuance of any Triggering Event, any holder of shares of Series C Convertible Preferred Stock, at its election, may, by notice to the Corporation (the "Put Notice"), demand repurchase of all or any portion of such holder's shares of Series C Convertible Preferred Stock for a cash purchase price in an amount per share equal to the Liquidation Preference. The Corporation shall, on the date (not less than 10 business days after the date of the Put Notice) designated in such Put Notice, repurchase from the holder such holder's shares of Series C Convertible Preferred Stock specified in the Notice. On the date of any repurchase of shares of Series C Convertible Preferred Stock pursuant to this Section 8(c), the holder thereof shall surrender for redemption a certificate for the number of shares of Series C Convertible Preferred Stock being redeemed, without any representation or warranty (other than that the holder has good and marketable title thereto, free and clear of liens, encumbrances and restrictions of any kind), against payment therefor of the repurchase price by, at the option of the holder, (i) wire transfer to an account designated by the holder for such purpose or (ii) a certified or official bank check payable to the order of the holder. If less than all of the holder's shares of Series C Convertible Preferred Stock represented by a single certificate are being redeemed, the Corporation shall cancel such certificate and issue in the name of, and deliver to, the holder a new certificate for the portion not being redeemed. At any time following delivery of a Put Notice but prior to the date of repurchase, any holder of Series C Convertible Preferred Stock may, by notice to the Corporation, withdraw the repurchase demand contained in the Put Notice. Notwithstanding the foregoing, the holders of Series C Preferred Stock shall not be entitled to exercise their repurchase rights hereunder unless the holders of Convertible Preferred Stock elect to exercise such repurchase rights by vote of the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

          (d) The Corporation stipulates that the remedies at law of each holder of Series C Convertible Preferred Stock in the event of any Triggering Event or threatened Triggering Event or otherwise or other failure in the performance of or compliance with any of the terms hereof are not and will not be adequate and that, to the fullest extent permitted by law, such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise without requiring any holder to post a bond or other. security except to the extent required by applicable law.

          (e) Any holder of Series C Convertible Preferred Stock shall be entitled to recover from the Corporation the reasonable attorneys' fees and expenses incurred by such holder in connection with any Triggering Event or enforcement by such holder of any obligation of the Corporation hereunder.

          (f) No failure or delay on the part of any holder of Series C Convertible Preferred Stock in exercising any right, power or remedy hereunder or under applicable law or otherwise shall operate as a waiver thereof; nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or thereunder. The remedies herein provided are cumulative and not exclusive of any remedies provided by law or otherwise.

     9.   PREEMPTIVE RIGHT.

          (a) Each holder of Series C Convertible Preferred Stock or Common Stock issued upon conversion of Series C Convertible Preferred Stock, shall have a right of first refusal (the "Preemptive Right") to purchase its pro rata share, based on such holder's percentage ownership interest in the Corporation, of New Securities (as defined below) which the Corporation, from time to time, proposes to sell and issue (subject to such requirements and restrictions imposed by the Securities Act of 1933, as amended, and state securities laws and to the actual issuance of the New Securities). The pro rata shares of any holder of Series C Convertible Preferred Stock or Common Stock issued upon conversion of Series C Convertible Preferred Stock, for purposes of this Preemptive Right, shall be the ratio of (i) the number of shares of Common Stock owned, of record or beneficially, by such holder (including all shares issuable upon conversion of the Series C Convertible Preferred Stock, whether or not then currently convertible, or the exercise or conversion of any other option, warrant or convertible security held by such holder) immediately prior to the issuance of the New Securities, to (ii) the total number of shares of Common Stock issued and outstanding immediately prior to the issuance of the New Securities, determined on a fully diluted basis after giving effect to the exercise in full of then outstanding options and warrants and the conversion of all securities convertible into shares of Common Stock; provided, however, that if any holder
                                         --------  -------
of Series C Convertible Preferred Stock or Common Stock issued upon conversion of Series C Convertible Preferred Stock does not elect to purchase its entire pro rata share of such New Securities, then each other holder that has elected to purchase its entire pro rata share shall have the right to purchase up to a number of such unpurchased portion, in addition to its own, in the proportion that (1) the number of shares of Common Stock owned, of record or beneficially, by such holder (including all shares issuable upon conversion of the Series C Convertible Preferred Stock, whether or not then currently convertible, or the exercise or conversion of any other option, warrant or convertible security held by such holder) immediately prior to the issuance of the New Securities bears to
(2) the number of shares of Common Stock owned, of record or beneficially, by all holders of Series C Convertible Preferred Stock or Common Stock issued upon conversion of Series C Convertible Preferred Stock (including all shares issuable upon conversion of the Series C Convertible Preferred Stock, whether or not then currently convertible, or the exercise or conversion of any other option, warrant or convertible security held by such holders) immediately prior to the issuance of the New Securities. The overallotment mechanism set forth in this paragraph shall be repeatedly applied until all New Securities available for purchase by holders of Series C Convertible Preferred Stock or Common

Stock issued upon conversion of Series C Convertible Preferred Stock have been purchased or no holders remain who have indicated a desire to purchase any unsubscribed for portion in their notice to the Corporation.

          (b) "New Securities" shall mean (a) any capital stock of the Corporation, rights, options or warrants to purchase capital stock and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock and (b) so-called "high yield" bonds, debt instruments with equity like features or other similar debt instruments, which bear a rating lower than investment-grade or are unrated, issued by the Corporation; provided, however, that the term "New Securities" does not include
             --------  -------
(i) the issuance of up to 4,243,037 shares of Common Stock issuable pursuant to options to purchase Common Stock under the Stock Option Plan, (ii) shares of Common Stock issued or issuable in connection with a Qualified Public Offering,
(iii) shares of Common Stock issued upon conversion of Convertible Preferred Stock, (iv) shares of Class I Series B Preferred Stock issued upon conversion of Class II Series B Preferred Stock, (v) shares of Class I Series C Preferred Stock issued upon conversion of Class II Series C Preferred Stock, (vi) securities issued as consideration for any acquisition approved by a majority of the Board of Directors (including the affirmative vote of the [Preferred Directors]), (vii) the Spinway Warrant, (viii) 210,000 shares of Common Stock upon exercise of the Spinway Warrant, (ix) shares of Common Stock in exchange for shares of Tutopia Stock upon a change-in-control of the Corporation pursuant to the Tutopia Stockholders Agreement, (x) shares of Common Stock and/or Convertible Preferred Stock issued pursuant to the Tutopia Put Agreement, or
(xi) any shares of capital stock of the Corporation, rights, options or warrants to purchase capital stock and securities of any type whatsoever that are, or may become convertible into or exchangeable for capital stock that have been approved in advance by the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting as a single class.

          (c) In the event the Corporation proposes to undertake an issuance of New Securities, it shall give each holder of Series C Convertible Preferred Stock or Common Stock issued upon conversion of Series C Convertible Preferred Stock written notice of its intention, describing the type of New Securities and the price and the terms upon which the Corporation proposes to issue the same. Each such holder shall have twenty (20) days from the date of receipt of any such notice to agree to purchase its pro rata share of such New Securities for the price and upon the terms specified in the notice by giving written notice to the Corporation and stating therein the quantity of New Securities to be purchased.

          (d) The Corporation shall have ninety (90) days after expiration of the twenty (20) day period described in Section 9(c) to sell any New Securities with respect to which a Preemptive Right was not exercised, at a price not less than and upon terms no more favorable in the aggregate to the purchasers thereof than specified in the Corporation's notice. To the extent the Corporation does not sell all the New Securities offered within said ninety (90) day period, the Corporation shall not thereafter issue or sell such New Securities without first again offering such securities to each holder of Series C Convertible Preferred Stock or Common Stock issued upon conversion of Series C Convertible Preferred Stock in the manner provided above.

          (e) The rights granted under this Section 9 shall expire upon the earlier of (i) the closing of a Qualified Public Offering and (ii) such time as less than an aggregate of 25% of the authorized Convertible Preferred Stock remains outstanding.

     10.  RANKING.

          The Series C Convertible Preferred Stock shall rank pari passu with the Series A Convertible Preferred Stock and Series B Convertible Preferred Stock of the Corporation (which shall constitute Parity Securities for purposes hereof) and any other Parity Securities with respect to amounts receivable upon a Liquidation Event, dividends, rights and remedies upon Triggering Events or for any other purpose.

     11.  AMENDMENTS.

          This Certificate of Designation may not be amended without first obtaining the affirmative vote or written consent of the holders of at least a majority of the voting power of all then outstanding shares of Convertible Preferred Stock, voting together as a single class, including the affirmative vote or written consent of the holders of a majority of the shares of Series C Convertible Preferred Stock.

                                                                       Exhibit E
                                                                       ---------

         CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF IFX
         ---------------------------------------------------------------
                                  CORPORATION
                                  -----------

I.   Purpose
     -------

     The primary function of the Audit Committee (the "Committee") of the Board of Directors of IFX Corporation (the "Corporation") is to assist the Board of Directors in fulfilling its oversight responsibilities by:

     .         Serving as an independent and objective party to monitor the
Corporation's financial reporting processes and internal control systems;

     .         Reviewing and appraising the audit efforts of the Corporation's independent accountants and internal auditors; and

     .         Providing an open avenue of communication among the Corporation's independent accountants, financial and senior management, internal auditors and Board of Directors.

The Committee will primarily fulfill these responsibilities by carrying out the activities enumerated in Section III of this Charter.

II.  Composition
     -----------

     The Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a member of the Committee. All members of the Committee shall have a working familiarity with basic finance and accounting practices, and at least one member of the Committee shall have accounting or related financial management expertise.

III. Responsibilities and Duties
     ---------------------------

     To fulfill its responsibilities and duties, the Audit Committee will:

          1. Hold such regular meetings as may be necessary and such special meetings as may be called by the Chairman of the Committee or at the request of the independent accountants;

          2. Review and update, as necessary, the Committee's Charter annually;

          3. Instruct the independent accountants that they are ultimately accountable to the Board of Directors and the Committee;

          4. Recommend to the Board of Directors the independent accountants to be nominated, approve the compensation of the independent accountants, and review and approve the discharge of the independent accountants;

          5. Review and concur in the appointment, replacement, reassignment, or dismissal of the director of internal auditing;

          6. Confirm and assure the independence of the internal auditors and the independent accountants, including a review of management consulting services and related fees provided by the independent accountants;

          7. Meet with the independent accountants and financial management to review the scope of the proposed audit for the current year and the audit procedures to be utilized and, at the conclusion of the annual audit, review with the independent accountants and financial management:

                 (a) The Corporation's audited financial statements and related footnotes;

                 (b) The independent accountants' audit of the financial statements and their report thereon;

                 (c) Any significant changes required in the independent accountants' audit plan;

                 (d) Any serious difficulties or disputes with management encountered during the course of the audit; and

                 (e) Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.

          8. Review with the independent accountants, the internal auditors and financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Corporation and elicit any recommendations for the improvement of such controls.

          9. Discuss with the independent accountants and financial management their qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosure practices used and, particularly, the degree of aggressiveness or conservatism of such practices;

          10. Review the internal audit function of the Corporation, including the proposed audit plans for the coming year and the coordination of such plans with the independent accountants;

          11. Receive, on a periodic basis, a summary of findings from completed internal audits;

          12. Provide sufficient opportunity for the internal auditors and independent accountants to meet with the Committee without members of management present to discuss any matters that the Committee or these groups believe should be discussed privately;

          13. Review accounting and financial human resources and succession planning within the Corporation;

          14. Conduct or authorize investigations into any matters within the Committee's scope of responsibilities, and retain independent counsel, accountants, or others to assist it in the conduct of any such investigation;

          15. Report through its Chairman to the Board of Directors following the meetings of the Audit Committee; and

          16. Maintain minutes or other records of meetings of the Audit Committee.

REVOCABLE PROXY                                                  REVOCABLE PROXY

                                 IFX CORPORATION
                        THIS PROXY IS SOLICITED ON BEHALF
                            OF THE BOARD OF DIRECTORS

         The undersigned hereby appoint(s) Joel M. Eidelstein and Jose Leiman, or either of them, with full power of substitution, as proxies of the undersigned, with all the powers that the undersigned would possess if personally present to cast all votes that the undersigned would be entitled to vote at the annual meeting of stockholders of IFX Corporation ("the Company") to be held on December 7, 2001, at the offices of the Company, 15050 N.W. 79 Court, Suite 200, Miami Lakes, Florida 33016 at 10:00 a.m. local time, and any and all adjournments and postponements thereof, including (without limiting the generality of the foregoing) to vote and act as follows on the reverse side.

         This proxy will be voted at the annual meeting or any adjournments or postponements thereof as specified. If no specifications are made, this proxy will be voted for the election of each of nominees for directors named on the reverse side and for each of the proposals described in the proxy statement. This proxy hereby revokes all prior proxies given with respect to the shares of the undersigned.

                  (Continued and to be signed on reverse side.)

                                 IFX CORPORATION

PLEASE MARK VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY [X]

1.      Election of Directors:                                   For All     Withhold         For All
        Nominees: Michael Shalom, Joel M. Eidelstein,              [__]     Authority      Except Those
        Patrick Delhougne, Charles Delaney, Burton J. Meyer,                 For All        Whose Name
        Mark O. Lama, Charles W. Moore and George A. Myers.                    [__]        Appears Below
                                                                                          ______________

                                                                                          ______________


2.      Amendment of Restated Certificate of Incorporation.        For       Against          Abstain
                                                                   [__]        [__]            [__]


3.      Issuance of new Preferred Stock.                           For       Against          Abstain
                                                                   [__]        [__]            [__]


4.      Certificates of Designation amendments.                    For       Against          Abstain
                                                                   [__]        [__]            [__]


5.      Ratification of the engagement of Ernst & Young LLP.       For       Against          Abstain
                                                                   [__]        [__]            [__]

6. The persons named in this proxy also may vote, in their discretion, upon such other matters as may properly come before the meeting or any adjournment thereof.

Please complete, sign and mail this proxy promptly in the enclosed envelope. No postage is required for mailing in the United States.

Dated:________________, 200__

Signature(s)  ____________________________________


IMPORTANT: Please date this proxy and sign exactly as your name appears on this proxy. If shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give title as such. Is a corporation, please sign in full corporate name by president, or authorized officer. If a partnership, please sign in partnership name by authorized person.